Goldman Sachs Funds

CORE(SM) EQUITY FUNDS                   Semiannual Report February 29, 2000


                                        Long-term capital growth potential

                                        through diversified portfolios of

                                        stocks using CORE,a proprietary

                                        quantitative approach to stock selection

                                        and portfolio construction.



[GRAPHIC]                               [LOGO OF GOLDMAN SACHS]

MARKET OVERVIEW



         Goldman Sachs CORE Equity Funds

         Dear Shareholder,

         During the period under review, the Federal Reserve Board attempted to subdue the strong U.S. economy and ward off a rise in inflation. In the U.S., technology stocks soared,while most other sectors languished. Internationally, many equity markets posted solid results.

               . A Record-Breaking Economic Expansion and the Prospect for Higher Interest Rates -- Despite repeated attempts by the Federal Reserve Board to slow economic growth, the economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. However, the Federal Reserve was not in a celebratory mood, as it remained focused on cooling the economy and preempting inflation. Among the Federal Reserve's major concerns were the stock market driven "wealth effect" which led to unrestrained consumer spending, low unemployment resulting in increased wage pressures, and significantly higher oil prices.

               . Wide Disparity in Returns and Increased Volatility -- During 1999, the technology-rich NASDAQ index registered an unprecedented 85.6% return, with more than half of its gain occurring after the index crossed 3000 on November 3rd. As year 2000 began, it seemed unlikely that the trend could continue. But, while most of the U.S. stock market has fallen under the strain of rising interest rates, technology stocks have continued to surge ahead. Byearly March 2000, the NASDAQ index had crossed 5000, and investors continued to embrace technology stocks at the expense of most other market sectors. Internationally, many equity markets performed well, led by the Japanese market, and several emerging market countries. On a global basis, the equity markets have been quite volatile, as wide swings in day-to-day results have become the norm. This could continue in the months ahead, due in part to the interest rate environment in the U.S., and its ripple effect overseas.

               . Market Outlook: Inflation Holds the Key -- Looking ahead, we believe that inflation will be the key macroeconomic issue affecting the U.S. financial markets. While the best news on inflation has likely passed, global excess capacity and the growth of e-commerce should help to prevent a sharp increase. However, there are several factors that could lead to an unhealthy rise in inflation. First, the U.S. economy could continue to be more robust than expected, putting additional pressure on an already tight labor market. Second, the tight labor market could cause inflation to rise even if the economy slows. Third, the increase in economic growth outside the U.S. could cause the excess supply of worldwide resources to fall. This could lead to higher import prices and force U.S. companies to raise prices. If U.S. rates move substantially higher, we would also expect many overseas financial markets to be adversely affected.

                    Based on these uncertainties and the increase in short-term market volatility, we encourage you to work closely with
                    your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.
----------------
  NOT FDIC          Sincerely,
 . INSURED
                    /s/ David B. Ford
 . May Lose Value
                    David B. Ford
 . No Bank           Co-Head, Goldman Sachs Asset Management
  Guarantee
----------------    /s/ David W. Blood

                    David W. Blood
                    Co-Head, Goldman Sachs Asset Management

                    March 13, 2000

                                                                     FUND BASICS

CORE(SM) U.S. Equity Fund
as of February 29, 2000


                           Assets Under Management

                                 $1.3 Billion

                               Number of Holdings

                                      196

                                 NASDAQ SYMBOLS


                                 Class A Shares

                                     GSSQX

                                 Class B Shares

                                     GSSBX

                                 Class C Shares

                                     GSUSX

                              Institutional Shares

                                     GSELX

                                 Service Shares

                                     GSESX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
August 31,1999-                 Fund Total Return (without
February 29, 2000                     sales charge)1           S&P 500 Index2
--------------------------------------------------------------------------------
Class A                                   5.66%                     4.11%
Class B                                   5.24                      4.11
Class C                                   5.23                      4.11
Institutional                             5.83                      4.11
Service                                   5.63                      4.11
--------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

---------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS 3
---------------------------------------------------------------------------------------
For the period ended 12/31/99    Class A    Class B    Class C   Institutional  Service
---------------------------------------------------------------------------------------
Last 6 Months                       2.71%      2.87%      7.20%       8.91%      8.63%
One Year                           16.08      16.39      20.84       23.33      22.71
Five Years                         24.93        N/A        N/A         N/A      26.40/4/
Since Inception                    16.84      22.70      19.73       25.59      17.63/4/
                                (5/24/91)   (5/1/96)  (8/15/97)   (6/15/95)  (5/24/91)
---------------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
4 Performance data for Service shares prior to 6/7/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the CORE U.S. Equity Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
Holding                      % of Total Net Assets           Line of Business
--------------------------------------------------------------------------------
Microsoft Corp.                      4.0%                    Computer Software
Cisco Systems, Inc.                  4.0                     Computer Hardware
General Electric Co.                 3.8                     Heavy Electrical
Exxon Mobil Corp.                    2.6                     Oil Refining
Intel Corp.                          2.4                     Semiconductors
Citigroup, Inc.                      2.2                     Banks
AT&T Corp.                           2.1                     Telephone
American International Group, Inc.   1.7                     Property Insurance
Oracle Corp.                         1.7                     Computer Software
Royal Dutch Petroleum Co.ADR         1.7                     Energy Resources
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW


          CORE U.S. Equity Fund

          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs CORE U.S. Equity Fund for the six month period that ended February 29, 2000.


               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 5.66%, 5.24%, 5.23%, 5.83%, and 5.63%, respectively. These figures compared to the 4.11% total cumulative return of the Fund's benchmark, the S&P 500 Index.

               The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks' risk characteristics as well as their expected returns.

               Overall, the Fund's performance during the reporting period outpaced that of its benchmark.


               Portfolio Positioning

               The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics, as well as a Fundamental Research assessment. In recent months, the Fund's stocks in the basic materials, consumer services and especially the technology sectors outperformed their peers in the S&P 500 Index. However, consumer cyclical stocks in the Fund lagged their peers in the benchmark. Within the S&P 500, only Momentum, Value and Stability contributed positively to returns. Research was the only theme in which poorly-rated stocks outpaced more attractive ones.


               Portfolio Highlights

               The fund's best performers were largely technology stocks, as all other sectors, with the exception of commercial services and consumer services, were flat or down for the period. Some examples of particularly strong holdings included:

          . Technology holdings: Cisco Systems, Inc. (up 94.9%), Intel Corp. (up 37.6%), Qualcomm (up 196.5%), Lexmark (up 51.4%) and Oracle Corp. (up 306.8%).

          .    Biotechnology leader Amgen (up 63.9%).

          .    Health care company PE Corp. (up 205.6%).

                                                            PERFORMANCE OVERVIEW


--------------------------------------------------------------------------------
                            CORE INVESTMENT PROCESS
--------------------------------------------------------------------------------

The Goldman Sachs CORE U.S. Equity Fund seeks long-term capital growth and dividend income by investing in a broadly diversified portfolio of large cap equity securities representing all major sectors of the U.S. economy.

1    Stock Selection

     Phase 1: Quantitative Analysis

     . Comprehensive - Computer model performs daily evaluation of more than 3,000 domestic stocks and 2,000 international stocks.

     . Rigorous - Model provides thorough analysis of the value, momentum and risk characteristics of every stock.

     . Objective - Quantitative analysis applied without bias across the board.

     Phase 2: Qualitative Research

     . Extensive - Insights from Goldman,Sachs &Co.analysts and more than 2,800 analysts at 200 brokerage firms.

     . Fundamental - Analysis of buy/hold/sell options are systematically factored into how we rank each of the 3,000+ domestic stocks.

     . Insightful - Addresses factors such as new production introductions or management changes that a purely quantitative model cannot evaluate.


2    Portfolio Construction

     Benchmark driven

     . Computer optimizer calculates numerous security combinations at numerous weightings to identify an efficient risk/return portfolio given each COREFund's benchmark.

     Sector and size neutral

     . Portfolios ultimately have similar style,risk,sector and market capitalization characteristics to the benchmark.


3    RESULT

     Fully invested portfolios that:

     .    Offer broad access to a well-defined stock universe.

     . Aim to outperform their benchmarks through consistent, disciplined stock selection.

     .    Are effective tools for implementing asset allocation strategies.


Portfolio Outlook

Despite a period of shifting investor preference and above-average return dispersion (the difference between the best- and worst-performing stocks), the Fund's investment process led to competitive returns during the period, as it has done in the past. Going forward, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, and lower-risk stocks should perform better than higher-risk stocks. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.




Goldman Sachs Quantitative Equity Investment Team

New York
February 29, 2000

FUND BASICS

CORE(SM) Large Cap Growth Fund
as of February 29, 2000

                           Assets Under Management

                                 $1.2 Billion

                               Number of Holdings

                                      189

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                     GLCGX

                                 Class B Shares

                                     GCLCX

                                 Class C Shares

                                     GLCCX

                              Institutional Shares

                                     GCGIX

                                 Service Shares

                                     GSCLX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
August 31,1999-             Fund Total Return (without       Russell 1000 Growth
February 29, 2000                sales charge)1                   Index2
--------------------------------------------------------------------------------
Class A                              21.93%                       22.47%
Class B                              21.51                        22.47
Class C                              21.57                        22.47
Institutional                        22.24                        22.47
Service                              21.84                        22.47
--------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged Russell 1000 Growth Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

-----------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS 3
-----------------------------------------------------------------------------------------
For the period ended 12/31/99    Class A    Class B    Class C   Institutional    Service
Last 6 Months                     15.95%     17.16%     21.24%        22.88%      22.67%
One Year                          28.83      30.31      34.40         36.89       36.26
Five Years                        31.84/4/     N/A        N/A         33.61/4/    33.29/4/
Since Inception                   22.96/4/   31.76      27.94         23.96/4/    23.77/4/
                              (11/11/91)   (5/1/97)  (8/15/97)    (11/11/91)  (11/11/91)
-----------------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4 Performance data for Institutional and Service shares prior to May 1, 1997 (commencement of operations) is that of Class A shares. Class A share performance for such period is that of a predecessor separate account (which converted into Class A shares) adjusted to reflect the higher fees and expenses applicable to the Fund's Class A shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the CORE Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940 (the "Act") and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
Holding                 % of Total Net Assets                 Line of Business
--------------------------------------------------------------------------------
Cisco Systems, Inc.             6.7%                          Computer Hardware
General Electric Co.            4.9                           Heavy Electrical
Microsoft Corp.                 4.7                           Computer Software
Intel Corp.                     4.0                           Semiconductors
Sun Microsystems, Inc.          2.3                           Computer Hardware
Merck & Co., Inc.               2.1                           Drugs
Hewlett-Packard Co.             2.0                           Computer Hardware
Amgen,Inc.                      2.0                           Drugs
The Procter & Gamble Co.        1.9                           Home Products
Oracle Corp.                    1.9                           Computer Software
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW


CORE Large Cap Growth Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE Large Cap Growth Fund for the six month period that ended February 29, 2000.

          Performance Review

          Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 21.93%, 21.51%, 21.57%, 22.24% and 21.84%, respectively. These figures compare to the 22.47% total cumulative return of the Fund's benchmark, the Russell 1000 Growth Index.

          The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks' risk characteristics as well as their expected returns.

          Overall, during the reporting period the Fund's returns were in line with those of its benchmark.


          Portfolio Positioning

          The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. In recent months, stock selection was strongest in the technology sector, followed by financials. Returns for Fund holdings in the consumer non-cyclicals, consumer services, and especially the consumer cyclical sectors were lower than their peers in the Russell 1000 Growth Index. The Momentum theme produced positive results for the six month period, whereas Value had one of its worst six-month periods ever. There was little relationship between the other two themes and subsequent return.


          Portfolio Highlights

          Six of the Fund's current top 10 holdings registered returns in excess of 25% during the reporting period. Some examples of particularly strong results included:

     . Technology holdings: Cisco Systems (up 94.9%), Intel (up 37.6%), Sun Microsystems (up 139.6%), Hewlett Packard (up 28.0%), Oracle (up 306.8%), Qualcomm (up 196.5%) and EMC Corp. (up 98.7%).

     .    Biotechnology leader Amgen (up 63.9%).

     .    Health care company PE Corp (up 205.6%).

PERFORMANCE OVER VIEW

The Goldman Sachs CORE Large Cap Growth Fund seeks long-term capital growth, primarily by investing in a broadly diversified portfolio of equity securities that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.


     Portfolio Outlook

     As always, the Fund remains fully invested in stocks. Our sector weightings and distribution among size categories are targeted to stay close to those of the Russell 1000 Growth Index, asare exposures to other risk factors (such as dividend yield). Based on long-term results, our quantitative process prefers low price/earnings and low price/book ratio stocks with good momentum characteristics that exhibit stability in stock price and earnings, and that are favored by research analysts. As such, we maintain an exposure to securities that display these factors.

     We thank you for your investment and look forward to your continued confidence.



     Goldman Sachs Quantitative Equity Investment Team

     New York
     February 29, 2000

                                                                     FUND BASICS

CORE(SM) Small Cap Equity Fund
as of February 29, 2000

                           Assets Under Management

                                $163.8 Million

                               Number of Holdings

                                      500

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                     GCSAX

                                 Class B Shares

                                     GCSBX

                                 Class C Shares

                                     GCSCX

                              Institutional Shares

                                     GCSIX

                                 Service Shares

                                     GCSSX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
August 31,1999-       Fund Total Return (without    Russell 2000 Index2
February 29, 2000           sales charge)1

Class A                       27.17%                        35.81%
Class B                       26.66                         35.81
Class C                       26.83                         35.81
Institutional                 27.38                         35.81
Service                       27.10                         35.81
--------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged Russell 2000 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS 3
--------------------------------------------------------------------------------
For the period ended 12/31/99  Class A  Class B  Class C  Institution  Service
--------------------------------------------------------------------------------
Last 6 Months                    3.97%    4.55%    8.73%     10.21%    10.00%
One Year                        10.20    10.78    14.97      17.18     16.65
Since Inception                  4.85     5.42     6.71       7.77      7.32
(8/15/97)
--------------------------------------------------------------------------------
3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
Holding                       % of Total Net Assets      Line of Business
--------------------------------------------------------------------------------
Broadvision, Inc.                       1.2%             Computer Software
MicroStrategy, Inc.                     1.2              Computer Software
Millennium Pharmaceutical               1.2              Drugs
Human Genome Sciences, Inc.             1.0              Drugs
Advanced Fibre Communications, Inc.     0.9              Electrical Equipment
Aspect Communications Corp.             0.8              Electrical Equipment
Lam Research Corp.                      0.7              Semiconductors
Mercury Interactive Corp.               0.7              Computer Software
ANADIGICS, Inc.                         0.7              Semiconductors
Protein Design Labs, Inc.               0.7              Drugs
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, maybe worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

CORE Small Cap Equity Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE Small Cap Equity Fund for the six month period that ended February 29, 2000.

               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 27.17%, 26.66%, 26.83%, 27.38% and 27.10%, respectively. These figures compare to the 35.81% cumulative total return of the Fund's benchmark, the Russell 2000 Index.

               The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. These themes are considered relative to the Russell 2000 Index. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks' risk characteristics as well as their expected returns.


               Portfolio Positioning

               The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. In recent months, stock selection did not stand out within the Russell 2000 Index, and was only modestly positive in utilities and basic materials. However, technology, commercial services and healthcare stocks in the Fund significantly lagged their peers. Both Value and Momentum failed to produce the results we would expect during the six-month period, and there was no relationship between stocks' rankings on Stability and Research and subsequent return. In addition, very high dispersion of return among Russell 2000 stocks meant that small exposures to a stock or a theme (especially Value) had a larger-than-expected effect on return.

                                                            PERFORMANCE OVERVIEW

The Goldman Sachs CORE Small Cap Equity Fund seeks long-term capital growth by investing primarily in a broadly diversified portfolio of equity securities of U.S. issuers that are included in the Russell 2000 Index at the time of investment.

     Portfolio Highlights

     Noteworthy company performance spanned a diverse group of sectors, including:

 .    Technology holdings: Broadvision (up 661%), Peregrine Systems (up 231%),
     Mercury Interactive (up 304%), Lam Research (up 177%), Transwitch (up 255%) and C-Cube (up 235%).

 .    Health care stocks: Millennium Pharmaceuticals (up 341%), Idec
     Pharmaceuticals (up 122%) and Jones Pharmaceuticals (up 166%),


     Portfolio Outlook

     As always, the Fund remains fully invested in stocks. The Fund's sector weightings and distribution among size categories are targeted to stay close to those of the Russell 2000 Index, as are exposures to other risk factors (such as dividend yield). Based on long-term results, our quantitative process prefers low price/earnings and low price/book ratio stocks with good momentum characteristics that exhibit stability in stock price and earnings, and are favored by research analysts. In summary, we expect the factors that comprise the quantitative model will help us find the stocks with the potential to outperform the Russell 2000 Index.

     We thank you for your investment and look forward to your continued confidence.


     Goldman Sachs Quantitative Equity Investment Team

     New York
     February 29, 2000

FUND BASICS

CORE(SM) Large Cap Value Fund
as of February 29, 2000

                            Assets Under Management

                                 $255.0 Million

                               Number of Holdings

                                      220

                                 NASDAQ SYMBOLS


                                 Class A Shares

                                     GCVAX

                                 Class B Shares

                                     GCVBX

                                 Class C Shares

                                     GCVCX

                              Institutional Shares

                                     GCVIX

                                 Service Shares

                                     GCLSX


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
August 31, 1999-February  Fund Total Return (without    Russell 1000 Value
29, 2000                      sales charge)1                Index2
--------------------------------------------------------------------------------
Class A                       -9.52%                        -8.88%
Class B                       -9.88                         -8.88
Class C                       -9.87                         -8.88
Institutional                 -9.33                         -8.88
Service                       -9.56                         -8.88
--------------------------------------------------------------------------------
1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged Russell 1000 Value Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS 3
--------------------------------------------------------------------------------
For the period ended      Class A   Class B   Class C  Institution  Service
12/31/99
--------------------------------------------------------------------------------
Last 6 Months             -9.17%    -8.99%    -5.07%     -3.65%     -3.89%
One Year                   2.87      2.95      7.06       9.22       8.70
Since Inception            2.86      3.95      8.05       9.19       8.68
(12/31/98)
--------------------------------------------------------------------------------
3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
Holding                       % of Total Net Assets      Line of Business
--------------------------------------------------------------------------------
Exxon Mobil Corp.                     5.8%               Oil Refining
Citigroup, Inc.                       4.5                Banks
AT&T Corp.                            3.9                Telephone
The Chase Manhattan Corp.             2.2                Banks
American International Group, Inc.    2.2                Property Insurance
SBCCommunications, Inc.               2.1                Telephone
Chevron Corp.                         1.8                Energy Resources
Bank of America Corp.                 1.6                Banks
Ford Motor Co.                        1.6                Motor Vehicle
Sprint Co.                            1.3                Telephone
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW

CORE Large Cap Value Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE Large Cap Value Fund for the six month period that ended February 29, 2000.

               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of -9.52%, -9.88%, -9.87%, -9.33% and -9.56%, respectively. These figures compare to the -8.88% cumulative total return of the Fund's benchmark, the Russell 1000 Value Index.

               The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. These themes are considered relative to the Russell 1000 Value Index. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks'risk characteristics as well as their expected returns.

               As the Fund's returns indicate, it has continued to be a very challenging period for value stocks. While the overall stock market has produced solid results over the last six months, the majority of issues listed on the New York Stock Exchange actually generated negative returns. This trend was due to investors favoring a narrow group of growth-oriented technology stocks. With the shares of many technology stocks rising sharply, investors largely ignored the majority of other stocks, causing them to produce lackluster results. Value stocks in particular have suffered in this environment. Overall, during the reporting period, the Fund's returns were fairly consistent with those of its benchmark.


               Portfolio Positioning

               The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. In recent months, stock selection for the Fund in the telecommunication, basic materials and consumer cyclical sectors was better than that of the Russell 1000 Value Index. In contrast, energy, consumer services and consumer non-cyclical Fund holdings lagged those of the benchmark. Momentum worked well in the value universe; the Value and Research themes had little relationship to return, and our preference for more stable stocks hurt performance.

PERFORMANCE OVERVIEW

The Goldman Sachs CORE Large Cap Value Fund seeks long-term growth of capital by investing primarily in a broadly diversified portfolio of equity securities of large cap U.S. issuers that are selling at low to modest valuations relative to general market measures.

     Portfolio Highlights

     Noteworthy company performance spanned a diverse group of sectors, including several of the Fund's top 10 holdings. Examples of strong holdings included:

 .    Financial holdings: Morgan Stanley Dean Witter (up 65.1%) and Citigroup (up
     17.2%).

 .    Communication companies: Sprint (up 38.1%), AT&T (up 10.8%) and BCE Inc.
     (up 136.9%).

 .    Technology firms: Motorola (up 85.1%) and Lexmark (up 51.4%).

     Portfolio Outlook

     As always, the Fund remains fully invested in stocks. The Fund's sector weightings and distribution among size categories are targeted to stay close to those of the Russell 1000 ValueIndex, as are exposures to other risk factors (such as dividend yield). Based on long-term results, our quantitative process prefers low price/earnings and low price/book ratio stocks with good momentum characteristics that exhibit stability in stock price and earnings, and that are favored by research analysts. As such, we maintain an exposure to securities that display these factors.

     We thank you for your investment and look forward to your continued confidence.

     Goldman Sachs Quantitative Equity Investment Team

     New York
     February 29, 2000

                                                                     FUND BASICS

CORE(SM) International Equity Fund
as of February 29, 2000

                            Assets Under Management

                                 $498.0 Million

                               Number of Holdings

                                      333

                                 NASDAQ SYMBOLS


                                 Class A Shares

                                     GCIAX

                                 Class B Shares

                                     GCIBX

                                 Class C Shares

                                     GCICX

                              Institutional Shares

                                     GCIIX

                                 Service Shares

                                     GCISX


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
August 31, 1999-February  Fund Total Return (without    MSCI Gross EAFE Index2
29, 2000                       sales charge)1
--------------------------------------------------------------------------------
Class A                             12.12%                        13.76%
Class B                             11.76                         13.76
Class C                             11.74                         13.76
Institutional                       12.49                         13.76
Service                             12.23                         13.76
--------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged Morgan Stanley Capital International (MSCI) Gross Europe, Australasia, Far East (EAFE) Index (with dividends reinvested) is a market capitalization weighted composite of securities in 21 developed markets, including Australia, Austria, Belgium, Denmark, Finland, Germany, Hong Kong, Ireland, Italy, Japan and the United Kingdom. Total returns are calculated without dividends reinvested. Investors cannot invest directly in the Index. The Index figures do not reflect any fees or expenses.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS 3
--------------------------------------------------------------------------------

For the period ended
12/31/99                 Class A   Class B   Class C Institutional Service
--------------------------------------------------------------------------------
Last 6 Months             13.95%    15.15%    19.34%    21.06%      20.73%
One Year                  21.09     22.42     26.48     29.03       28.34
Since Inception            8.32      9.30     10.47     11.65       11.13
(8/15/97)
--------------------------------------------------------------------------------
3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
                                % of Total
Holding                          Net Assets  Country        Line of Business
--------------------------------------------------------------------------------
Deutsche Telekom AG                  2.9%    Germany        Telecommunications
Nokia Oyj Series A                   2.6     Finland        Telecommunications
Vodafone AirTouch PLC                2.5     United Kingdom Telecommunications
Nippon Telephone & Telegraph Corp.   2.5     Japan          Telecommunications
Siemens AG                           2.4     Germany        Electrical Equipment
Telefonica de Espana SA              2.4     Spain          Telecommunications
Ericsson Telecommunications SeriesB  2.2     Sweden         Electrical Equipment
Softbank Corp.                       1.8     Japan          Business Services
Toyota Motor Corp.                   1.8     Japan          Auto
Banco Santander Central Hispano SA   1.5     Spain          Banks
--------------------------------------------------------------------------------
The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

  CORE International Equity Fund

  Dear Shareholder,

  We are pleased to report on the performance of the Goldman Sachs CORE International Equity Fund for the six month period that ended February 29, 2000.

               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 12.12%, 11.76%, 11.74%, 12.49% and 12.23%, respectively. These figures compare to the 13.76% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Gross Europe, Australia, Far East (EAFE) Index.

               The CORE strategy is designed to add value at both the country and security level by focusing on three categories of investment strategies: relative Value, Momentum and Risk. Each strategy is based on sound economic reasoning and then validated through rigorous empirical research. These strategies are combined to form views on the countries and stocks in our investment universe. Our approach seeks to identify attractive equity markets, and attractive stocks within those markets, while managing the amount of risk relative to a specified benchmark. The goal of our portfolio construction process is to maximize exposure to our model's return forecasts while mitigating unintended active risks.

               During the period under review, the Fund's performance was slightly lower than that of its benchmark. The portfolio's bias toward more attractively-valued stocks detracted from returns. In general, relative value-based strategies fared poorly in many parts of the world.


               Regional Allocations

               Overall, country allocations helped returns during the period, (especially overweight positions in Spain and Singapore, and underweighting in the United Kingdom).


               Sector Allocations

               In general, the Fund's sector exposure approximated that of its benchmark, the MSCI Gross EAFE Index. Slight differences in weightings are a result of the Fund's stock selection process, rather than any economic forecast for specific sectors. Returns were boosted by small industry overweights -- particularly in appliances & durables and electronic components.


               Portfolio Highlights

               Many of the Fund's best performers and biggest contributors to relative performance had a technology bias. Some of these holdings included Softbank (up 289%), Ericsson (up 197%), Nokia (up 139%), Kyocera (up 159%) and Philips Electronics (up 80%). In addition, overweight positions in Telecom Italia and Montedison in Italy, and Telefonica and Repsol in Spain, boosted portfolio performance.

                                                            PERFORMANCE OVERVIEW

The Goldman Sachs CORE International Equity Fund seeks long-term capital appreciation,primarily through equity securities of large cap companies that are organized or whose securities are principally traded outside the United States.

                     CORE INTERNATIONAL INVESTMENT PROCESS

                                       1
                                    Forecast
                                    Returns

       . Countries,currencies and              . Common investment themes
         individual stocks.                      (Value,Momentum and Risk).

                                       2
                              Construct Efficient
                                   Portfolios

       . Maximize expected return              . Construct a portfolio using
         for a given level of risk.              stock return forecasts and
                                                 optimal country weights.
       . Determine optimal country
         weights using equity market           . Mirror benchmark exposures
         and currency return forecasts.          to common risk factors
                                                 (style and industries).

                                       3
                                Monitor Holdings
                                and Performance

       . Continually review return             . Adjust positions as needed.
         forecasts and portfolio risk.         . Verify sources of value added.

Portfolio Outlook

As always, the Fund remains substantially invested in stocks, and our sector and capitalization weightings are targeted to stay relatively close to those of the MSCI Gross EAFE Index. Based on our investment strategy, we will continue to emphasize a diversified portfolio of stocks with strong value and momentum characteristics.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York
February 29, 2000

GOLDMAN SACHS CORE EQUITY FUNDS

  The Goldman Sachs Advantage

  Founded in 1869,Goldman,Sachs & Co.is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

          Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


          What Sets Goldman Sachs Funds Apart?

                                       1
                          Resources and Relationships

          Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                               In-Depth Research

          Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                                Risk Management

          In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

          To learn more about the Goldman Sachs Funds, call your investment professional today.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on May 24, 1991 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%) of the Goldman Sachs CORE U.S. Equity Fund. For comparative purposes, the performance of the Fund's bench-mark (the Standard and Poor's 500 Index with dividends reinvested ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

 CORE U.S. Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 24, 1991 to February 29, 2000.

                                    [GRAPH]
                        S&P 500          Core US Equity Fund-
                         Index                 Class A
      MAY 24/91         10,000                  9,450
      MAY               10,377                  9,626
      JUNE               9,902                  9,099
      JULY              10,363                  9,586
      AUG               10,609                  9,860
      SEP               10,431                  9,726
      OCT               10,571                  9,586
      NOV               10,145                  9,273
      DEC               11,306                 10,384
      JAN/92            11,095                 10,116
      FEB               11,239                 10,237
      MAR               11,020                  9,894
      APR               11,343                 10,069
      MAY               11,399                 10,055
      JUNE              11,229                  9,632
      JULY              11,688                  9,847
      AUG               11,449                  9,625
      SEP               11,583                  9,773
      OCT               11,623                  9,827
      NOV               12,019                 10,277
      DEC               12,167                 10,381
      JAN/93            12,268                 10,551
      FEB               12,436                 10,606
      MAR               12,698                 10,960
      APR               12,391                 10,462
      MAY               12,722                 10,653
      JUNE              12,760                 10,824
      JULY              12,708                 10,701
      AUG               13,191                 11,103
      SEP               13,089                 11,180
      OCT               13,360                 11,517
      NOV               13,233                 11,306
      DEC               13,393                 11,705
      JAN/94            13,848                 12,147
      FEB               13,472                 11,979
      MAR               12,885                 11,438
      APR               13,050                 11,735
      MAY               13,264                 11,720
      JUNE              12,939                 11,461
      JULY              13,364                 11,933
      AUG               13,912                 12,315
      SEP               13,572                 11,969
      OCT               13,878                 12,227
      NOV               13,372                 11,734
      DEC               13,570                 11,857
      JAN/95            13,922                 12,013
      FEB               14,465                 12,465
      MAR               14,893                 12,811
      APR               15,331                 13,312
      MAY               15,944                 13,855
      JUNE              16,314                 14,266
      JULY              16,855                 14,833
      AUG               16,898                 14,883
      SEP               17,611                 15,474
      OCT               17,547                 15,358
      NOV               18,318                 15,878
      DEC               18,671                 16,035
      JAN/96            19,306                 16,654
      FEB               19,486                 16,933
      MAR               19,673                 17,111
      APR               19,962                 17,314
      MAY               20,477                 17,704
      JUNE              20,555                 17,746
      JULY              19,646                 16,882
      AUG               20,061                 17,179
      SEP               21,190                 17,973
      OCT               21,774                 18,544
      NOV               23,420                 19,865
      DEC               22,956                 19,462
      JAN/97            24,391                 20,620
      FEB               24,582                 20,682
      MAR               23,572                 19,904
      APR               24,977                 21,053
      MAY               26,498                 22,203
      JUNE              27,685                 23,220
      JULY              29,889                 25,174
      AUG               28,215                 23,971
      SEP               29,761                 25,237
      OCT               28,767                 24,239
      NOV               30,099                 25,077
      DEC               30,616                 25,651
      JAN '98           30,956                 25,767
      FEB               33,188                 27,715
      MAR               34,887                 29,265
      APR               35,240                 29,556
      MAY               34,634                 29,042
      JUNE              36,040                 30,021
      JULY              35,654                 29,294
      AUG               30,499                 24,410
      SEP               32,454                 25,610
      OCT               35,092                 27,364
      NOV               37,219                 29,109
      DEC               39,362                 31,101
      JAN/99            41,008                 32,697
      FEB               39,732                 31,725
      MAR               41,322                 33,232
      APR               42,921                 34,283
      MAY               41,908                 33,401
      JUNE              44,213                 35,155
      JULY              42,833                 34,233
      AUG               42,619                 33,916
      SEP               41,451                 33,093
      OCT               44,075                 35,086
      NOV               44,970                 35,839
      DEC               47,619                 38,207
      JAN '2000         45,228                 36,045
      FEB               44,373                 35,837

  Average Annual Total
  Return through February
  29, 2000                   Since Inception Five Years One Year Six Months(a)
  Class A (commenced May
  24, 1991)
  Excluding sales charges        16.39%          23.49%   12.92%         5.66%
  Including sales charges        15.65%          22.10%    6.74%        -0.15%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent
  deferred sales charges         20.14%             n/a   12.05%         5.24%
  Including contingent
  deferred sales charges         19.53%             n/a    6.52%        -0.02%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent
  deferred sales charges         15.34%             n/a   12.06%         5.23%
  Including contingent
  deferred sales charges         15.34%             n/a   10.96%         4.18%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced June 15, 1995)          22.92%             n/a   13.36%         5.83%
 -----------------------------------------------------------------------------
  Service Class (commenced
  June 7, 1996)                  20.66%             n/a   12.81%         5.63%
 -----------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                     Value

 Common Stocks - 99.3%
  Airlines - 0.5%
   44,800 Delta Air Lines, Inc.                   $    2,044,000
   77,400 UAL Corp.*                                   3,773,250
                                                  --------------
                                                       5,817,250
 ---------------------------------------------------------------
  Apparel - 0.1%
   23,300 Nike, Inc. Class B                             662,594
 ---------------------------------------------------------------
  Banks - 6.0%
  189,562 Bank of America Corp.                        8,731,700
  551,850 Citigroup, Inc.                             28,523,747
   19,500 Fifth Third Bancorp                          1,015,219
  170,300 Firstar Corp.                                3,033,469
  244,500 FleetBoston Financial Corp.                  6,662,625
  167,000 Mellon Financial Corp.                       5,030,875
   90,100 PNC Bank Corp.                               3,485,744
   72,500 Suntrust Banks, Inc.                         3,683,906
  165,300 The Chase Manhattan Corp.                   13,162,012
  124,500 Wells Fargo & Co.                            4,116,281
                                                  --------------
                                                      77,445,578
 ---------------------------------------------------------------
  Chemicals - 1.5%
   43,000 Aptargroup, Inc.                             1,029,313
   25,400 Avery Dennison Corp.                         1,541,462
   34,100 Minnesota Mining & Manufacturing Co.         3,005,062
   22,200 PPG Industries, Inc.                         1,096,125
   26,400 Praxair, Inc.                                  891,000
  106,400 The Dow Chemicals Co.                       11,544,400
                                                  --------------
                                                      19,107,362
 ---------------------------------------------------------------
  Clothing - 0.3%
  101,400 The Limited, Inc.                            3,447,600
 ---------------------------------------------------------------
  Computer Hardware - 11.2%
   54,200 Apple Computer, Inc.*                        6,212,675
   47,200 Cabletron Systems, Inc.*                     2,312,800
  388,400 Cisco Systems, Inc.*                        51,341,625
   43,100 Dell Computer Corp.*                         1,759,019
  100,100 EMC Corp.*                                  11,911,900
   74,800 Gateway, Inc.*                               5,142,500
  130,000 Hewlett-Packard Co.                         17,485,000
  116,700 International Business Machines, Inc.       11,903,400
   76,400 Lexmark International Group, Inc.*           9,110,700
   14,600 Network Appliance, Inc.*                     2,755,750
  120,000 Seagate Technology, Inc.*                    5,985,000
  185,500 Sun Microsystems, Inc.*                     17,668,875
                                                  --------------
                                                     143,589,244
 ---------------------------------------------------------------
  Computer Software - 7.7%
   21,400 Adobe Systems, Inc.                          2,182,800
   15,400 BEA Systems, Inc.*                           1,949,063
   18,000 Citrix Systems, Inc.*                        1,897,875
  575,500 Microsoft Corp.*                            51,435,312
   36,800 Novell, Inc.*                                1,216,700
  293,300 Oracle Corp.*                               21,777,525
   14,400 Safeguard Scientifics, Inc.*                 2,519,100
 ---------------------------------------------------------------

  Shares  Description                                         Value

 Common Stocks - (continued)
  Computer Software - (continued)
   26,200 Siebel Systems, Inc.*                       $    3,633,612
   59,600 VERITAS Software Corp.*                         11,793,350
                                                      --------------
                                                          98,405,337
 -------------------------------------------------------------------
  Consumer Durables - 0.3%
   74,900 Whirlpool Corp.                                  4,068,006
 -------------------------------------------------------------------
  Defense/Aerospace - 1.5%
  207,700 General Dynamics Corp.                           8,983,025
  132,300 Honeywell International, Inc.                    6,366,937
  103,400 The Boeing Co.                                   3,812,875
                                                      --------------
                                                          19,162,837
 -------------------------------------------------------------------
  Department Store - 2.7%
  211,400 Federated Department Stores, Inc.*               7,755,738
  181,300 Target Corp.                                    10,696,700
  332,700 Wal-Mart Stores, Inc.                           16,198,331
                                                      --------------
                                                          34,650,769
 -------------------------------------------------------------------
  Drugs - 6.7%
  147,700 Allergan, Inc.                                   7,431,156
  207,800 Amgen, Inc.*                                    14,169,362
   86,900 Biogen, Inc.*                                    9,379,769
  284,800 Bristol-Myers Squibb Co.                        16,180,200
   29,000 Chiron Corp.*                                    1,450,000
   14,100 MedImmune, Inc.*                                 2,798,850
  276,000 Merck & Co., Inc.                               16,991,250
  339,600 Pfizer, Inc.                                    10,909,650
   86,700 Pharmacia & Upjohn, Inc.                         4,129,088
   62,200 Schering-Plough Corp.                            2,169,225
                                                      --------------
                                                          85,608,550
 -------------------------------------------------------------------
  Electrical Equipment - 4.9%
   11,800 Corning, Inc.                                    2,218,400
   29,700 Eaton Corp.                                      2,225,644
  218,100 Lucent Technologies, Inc.                       12,976,950
   69,100 Motorola, Inc.                                  11,781,550
  124,700 Nortel Networks Corp.                           13,904,050
   16,000 PE Corp.--PE Biosystems Group                    1,688,000
   79,100 QUALCOMM, Inc.                                  11,266,806
   32,400 Qwest Communications International, Inc.*        1,502,550
   83,900 Solectron Corp.*                                 5,495,450
                                                      --------------
                                                          63,059,400
 -------------------------------------------------------------------
  Electrical Utilities - 1.9%
   30,500 Calpine Corp.*                                   2,790,750
    7,097 Dominion Resources, Inc.                           260,371
   58,700 Duke Energy Co.                                  2,846,950
  193,600 Edison International, Inc.                       5,094,100
   80,200 FPL Group, Inc.                                  3,097,725
   32,200 GPU, Inc.                                          800,975
  121,100 Public Service Enterprise                        3,511,900
   96,700 Texas Utilities Co.                              3,154,838
   59,300 Unicom Corp.                                     2,242,281
                                                      --------------
                                                          23,799,890
 -------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

  Shares  Description                                Value

 Common Stocks - (continued)
  Energy Resources - 2.8%
   39,900 Apache Corp.                       $    1,456,350
   53,200 Atlantic Richfield Co.                  3,777,200
  122,300 Chevron Corp.                           9,134,281
  403,700 Royal Dutch Petroleum Co. ADR          21,194,250
                                             --------------
                                                 35,562,081
 ----------------------------------------------------------
  Entertainment - 0.8%
  128,300 Carnival Corp.                          3,696,644
   44,700 Royal Caribbean Cruises Ltd.            1,581,262
   90,200 The Seagram Co. Ltd.                    5,299,250
                                             --------------
                                                 10,577,156
 ----------------------------------------------------------
  Environmental Services - 0.1%
  104,400 Republic Services, Inc.*                1,135,350
 ----------------------------------------------------------
  Financial Services - 0.9%
  155,170 Associates First Capital Corp.          3,084,004
   28,800 Federal Home Loan Mortgage Corp.        1,202,400
   19,100 Federal National Mortgage Assn.         1,012,300
   50,600 Marsh & McLennan Co.                    3,915,175
   43,200 Providian Financial Corp.               2,799,900
                                             --------------
                                                 12,013,779
 ----------------------------------------------------------
  Food & Beverage - 3.3%
  231,825 Archer-Daniels Midland Co.              2,332,739
  109,400 Bestfoods                               4,587,963
  102,000 ConAgra, Inc.                           1,670,250
   61,600 General Mills, Inc.                     2,028,950
  702,600 Nabisco Group Holdings Corp.            6,059,925
  203,200 Nabisco Holdings Corp.                  5,943,600
  397,300 PepsiCo, Inc.                          12,812,925
   58,000 Supervalu, Inc.                           996,875
  119,600 The Coca-Cola Co.                       5,793,125
                                             --------------
                                                 42,226,352
 ----------------------------------------------------------
  Forest - 0.6%
  153,100 Georgia-Pacific Corp.                   5,310,657
   57,300 Weyerhaeuser Co.                        2,940,206
                                             --------------
                                                  8,250,863
 ----------------------------------------------------------
  Gas Utilities - 0.1%
   40,400 Keyspan Corp.                             823,150
 ----------------------------------------------------------
  Gold - 0.3%
  227,300 Barrick Gold Corp.                      3,707,831
 ----------------------------------------------------------
  Grocery - 0.4%
   42,234 Safeway, Inc.*                          1,628,649
  261,700 The Kroger Co.*                         3,892,787
                                             --------------
                                                  5,521,436
 ----------------------------------------------------------
  Heavy Electrical - 4.0%
   39,200 Emerson Electric Co.                    1,786,050
  372,200 General Electric Co.                   49,200,187
                                             --------------
                                                 50,986,237
 ----------------------------------------------------------

  Shares  Description                               Value

 Common Stocks - (continued)
  Home Products - 1.8%
   64,400 Colgate-Palmolive Co.             $    3,360,875
   95,600 Fortune Brands, Inc.                   2,091,250
   46,800 Ralston-Ralston Purina Group           1,325,025
  165,400 The Procter & Gamble Co.              14,555,200
   42,292 Unilever NV                            1,924,286
                                            --------------
                                                23,256,636
 ---------------------------------------------------------
  Hotels - 0.1%
  152,000 Park Place Entertainment Corp.*        1,719,500
 ---------------------------------------------------------
  Industrial Parts - 1.4%
   72,100 Ingersoll-Rand Co.                     2,762,331
   52,700 Parker-Hannifin Corp.                  1,910,375
  260,186 Tyco International Ltd.                9,870,807
   68,700 United Technologies Corp.              3,499,406
                                            --------------
                                                18,042,919
 ---------------------------------------------------------
  Industrial Services - 0.4%
  126,400 Hertz Corp.                            4,526,700
 ---------------------------------------------------------
  Information Services - 2.6%
  250,300 America Online, Inc.*                 14,767,700
   73,500 Automatic Data Processing, Inc.        3,201,844
   45,800 Electronic Data Systems                2,965,550
   83,500 First Data Corp.                       3,757,500
   58,000 Yahoo!, Inc.*                          9,261,875
                                            --------------
                                                33,954,469
 ---------------------------------------------------------
  Leisure - 0.8%
  181,800 Eastman Kodak Co.                     10,419,413
 ---------------------------------------------------------
  Life Insurance - 0.9%
   55,100 Aetna, Inc.                            2,265,987
   34,400 AFLAC, Inc.                            1,257,750
   16,600 American General Corp.                   866,313
   84,000 Cigna Corp.                            6,200,250
   24,800 Hartford Life, Inc.                      877,300
                                            --------------
                                                11,467,600
 ---------------------------------------------------------
  Media - 3.5%
  116,800 Fox Entertainment Group, Inc.*         3,073,300
   81,200 General Motors Corp. Class H*          9,784,600
  116,500 Infinity Broadcasting Corp.*           3,720,719
   44,300 MediaOne Group, Inc.*                  3,477,550
  143,900 Time Warner, Inc.                     12,303,450
   57,400 Univision Communications, Inc.*        5,847,625
  111,500 Viacom, Inc. Class B*                  6,216,125
                                            --------------
                                                44,423,369
 ---------------------------------------------------------
  Medical Products - 1.7%
   54,900 Abbott Laboratories                    1,797,975
   18,900 Bausch & Lomb, Inc.                      996,975
  266,900 Johnson & Johnson                     19,150,075
                                            --------------
                                                21,945,025
 ---------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares  Description                                           Value

 Common Stocks - (continued)
  Medical Providers - 0.7%
  197,300 Beverly Enterprises, Inc.*                    $      517,913
   67,400 Columbia/HCA Healthcare Corp.                      1,301,662
        1 Lifepoint Hospitals, Inc.*                                15
        1 Triad Hospitals, Inc.*                                    16
  124,200 United Healthcare Corp.                            6,349,725
   19,000 Wellpoint Health Networks, Inc.*                   1,282,500
                                                        --------------
                                                             9,451,831
 ---------------------------------------------------------------------
  Mining - 0.5%
  161,700 Alcan Aluminum Ltd.                                5,336,100
   26,300 Nucor Corp.                                        1,306,781
                                                        --------------
                                                             6,642,881
 ---------------------------------------------------------------------
  Motor Vehicle - 0.9%
  242,900 Ford Motor Co.                                    10,110,712
   32,700 Johnson Controls, Inc.                             1,745,363
                                                        --------------
                                                            11,856,075
 ---------------------------------------------------------------------
  Oil Refining - 2.6%
  450,558 Exxon Mobil Corp.                                 33,932,649
 ---------------------------------------------------------------------
  Oil Services - 0.3%
   20,600 Schlumberger Ltd.                                  1,521,825
   67,627 Transocean Sedco Forex, Inc.                       2,667,040
                                                        --------------
                                                             4,188,865
 ---------------------------------------------------------------------
  Property Insurance - 3.2%
  209,112 Allstate Corp.                                     4,077,684
  249,693 American International Group, Inc.                22,082,225
   18,500 Jefferson-Pilot Corp.                                963,156
   26,400 Loews Corp.                                        1,174,800
   40,900 MGIC Investment Corp.                              1,528,637
   58,100 The Hartford Financial Services Group, Inc.        1,815,625
   33,000 The PMI Group, Inc.                                1,198,313
  240,700 Travelers Property & Casualty Corp.                7,612,137
                                                        --------------
                                                            40,452,577
 ---------------------------------------------------------------------
  Publishing - 0.2%
   20,200 Gannett Co., Inc.                                  1,316,788
   30,400 Knight Ridder, Inc.                                1,425,000
                                                        --------------
                                                             2,741,788
 ---------------------------------------------------------------------
  Railroads - 0.1%
   90,400 Burlington Northern Santa Fe Corp.                 1,779,750
 ---------------------------------------------------------------------
  Security/Asset Management - 1.1%
  208,300 AXA Financial, Inc.                                6,235,981
   46,100 Merrill Lynch & Co., Inc.                          4,725,250
   87,200 The Charles Schwab Corp.                           3,646,050
                                                        --------------
                                                            14,607,281
 ---------------------------------------------------------------------
  Semiconductors - 7.4%
   44,600 Analog Devices, Inc.*                              7,002,200
   44,400 Applied Materials, Inc.*                           8,122,425
  272,800 Intel Corp.                                       30,826,400
   35,200 JDS Uniphase Corp.*                                9,279,600
   65,000 LSI Logic Corp.*                                   4,164,062
   38,700 National Semiconductor Corp.*                      2,907,338
   47,000 PMC-Sierra, Inc.*                                  9,073,937
 ---------------------------------------------------------------------

  Shares  Description                              Value

 Common Stocks - (continued)
  Semiconductors - (continued)
   88,700 Texas Instruments, Inc.          $   14,768,550
   58,600 Vishay Intertechnology, Inc.*         2,519,800
   75,300 Xilinx, Inc.*                         6,005,175
                                           --------------
                                               94,669,487
 --------------------------------------------------------
  Specialty Retail - 2.7%
  182,900 Circuit City Stores, Inc.             7,384,587
  110,100 Lowes Co., Inc.                       5,243,513
   69,900 Tandy Corp.                           2,660,569
  305,400 The Home Depot, Inc.                 17,655,937
   34,200 Tiffany & Co.                         2,195,213
                                           --------------
                                               35,139,819
 --------------------------------------------------------
  Telephone - 6.6%
  548,475 AT&T Corp.                           27,115,233
   60,900 Bell Atlantic Corp.                   2,980,294
  175,700 BellSouth Corp.                       7,159,775
   54,500 Centurytel, Inc.                      1,832,563
   51,600 Global Crossing Ltd.*                 2,405,850
   27,000 GTE Corp.                             1,593,000
  421,300 MCI WorldCom, Inc.*                  18,800,512
  231,622 SBC Communications, Inc.              8,801,636
  224,400 Sprint Corp.                         13,688,400
                                           --------------
                                               84,377,263
 --------------------------------------------------------
  Thrifts - 0.1%
   46,700 Golden West Financial Corp.           1,330,950
 --------------------------------------------------------
  Tobacco - 0.4%
  224,600 Philip Morris Cos., Inc.              4,506,038
   42,600 Universal Corp.                         697,575
                                           --------------
                                                5,203,613
 --------------------------------------------------------
  Wireless - 0.7%
   34,700 ALLTEL Corp.                          2,012,600
   50,600 Telephone & Data Systems, Inc.        5,338,300
   33,900 United States Cellular Corp.*         2,269,181
                                           --------------
                                                9,620,081
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,044,112,223)                    $1,275,379,193
 --------------------------------------------------------

  Principal            Interest                     Maturity
  Amount               Rate                             Date                            Value
  Repurchase Agreement - 0.7%
  Joint Repurchase Agreement Account II
  $8,600,000           5.86%                      03/01/2000                   $    8,600,000
 --------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $8,600,000)                                                            $    8,600,000
 --------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $1,052,712,223)                                                        $1,283,979,193
 --------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on May 1, 1997 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%), Class B shares (applicable contin-gent deferred sales charge of 5.0% declining to 0% after six years), Institu-tional and Service shares at (NAV) of the Goldman Sachs CORE Large Cap Growth Fund. For comparative purposes, the performance of the Fund's benchmark (Rus-sell 1000 Growth Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when re-deemed, to be worth more or less than their original cost. Performance of Class C shares will vary from Class A, Class B, Institutional and Service shares due to differences in fees and loads.

 CORE Large Cap Growth Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 1, 1997 to February 29, 2000.


                                    [GRAPH]
                                   Core Large Cap  Core Large Cap
                     Russell 1000   Growth Fund     Growth Fund
                     Growth Index     Class A         Class B
MAY 1'97                10,000          9,450          10,000
MAY'97                  10,722          9,972          10,540
JUNE                    11,151         10,425          11,020
JULY                    12,137         11,295          11,940
AUG                     11,427         10,983          11,610
SEP                     11,989         11,474          12,120
OCT                     11,545         11,096          11,700
NOV                     12,036         11,342          11,960
DEC                     12,171         11,485          12,109
JAN'98                  12,535         11,700          12,326
FEB                     13,477         12,717          13,391
MAR                     14,015         13,313          14,011
APR                     14,208         13,538          14,249
MAY                     13,805         13,176          13,846
JUNE                    14,651         13,870          14,570
JULY                    14,554         13,636          14,321
AUG                     12,370         11,251          11,809
SEP                     13,320         11,936          12,513
OCT                     14,391         12,689          13,299
NOV                     15,486         13,676          14,323
DEC                     16,883         14,976          15,667
JAN'99                  17,874         15,807          16,525
FEB                     17,057         15,054          15,729
MAR                     17,956         15,934          16,649
APR                     17,979         16,081          16,784
MAY                     17,427         15,680          16,360
JUNE                    18,647         16,638          17,353
JULY                    18,054         16,237          16,918
AUG                     18,348         16,638          17,322
SEP                     17,963         16,355          17,022
OCT                     19,319         17,352          18,046
NOV                     20,361         18,388          19,121
DEC                     22,478         20,414          21,203
JAN'2000                21,424         19,403          20,143
FEB                     22,472         20,287          20,735

                        Core Large Cap      Core Large Cap
                         Growth Fund         Growth Fund
                      Institutional Class   Service Class
MAY 1'97                    10,000              10,000
MAY'97                      10,550              10,550
JUNE                        11,040              11,030
JULY                        11,950              11,940
AUG                         11,630              11,610
SEP                         12,150              12,120
OCT                         11,750              11,720
NOV                         12,020              11,970
DEC                         12,172              12,129
JAN'98                      12,389              12,356
FEB                         13,465              13,421
MAR                         14,097              14,042
APR                         14,345              14,290
MAY                         13,962              13,897
JUNE                        14,697              14,621
JULY                        14,459              14,383
AUG                         11,933              11,860
SEP                         12,659              12,574
OCT                         13,466              13,381
NOV                         14,512              14,415
DEC                         15,900              15,783
JAN'99                      16,791              16,662
FEB                         15,994              15,866
MAR                         16,936              16,797
APR                         17,102              16,941
MAY                         16,688              16,528
JUNE                        17,713              17,531
JULY                        17,289              17,107
AUG                         17,713              17,531
SEP                         17,423              17,231
OCT                         18,490              18,276
NOV                         19,609              19,372
DEC                         21,767              21,506
JAN '2000                   20,695              20,436
FEB                         21,652              21,360

  Average Annual Total Return through
  February 29, 2000                     Since Inception One Year  Six Months(a)
  Class A (commenced May 1, 1997)
  Excluding sales charges                   30.91%         34.65%        21.93%
  Including sales charges                   28.33%         27.23%        15.23%
 ------------------------------------------------------------------------------
  Class B (commenced May 1, 1997)
  Excluding contingent deferred sales
  charges                                   30.01%         33.70%        21.51%
  Including contingent deferred sales
  charges                                   29.33%         28.70%        16.48%
 ------------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                   25.56%         33.77%        21.57%
  Including contingent deferred sales
  charges                                   25.56%         32.77%        20.56%
 ------------------------------------------------------------------------------
  Institutional Class (commenced May
  1, 1997)                                  31.32%         35.27%        22.24%
 ------------------------------------------------------------------------------
  Service Class (commenced May 1,
  1997)                                     30.69%         34.52%        21.84%
 ------------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                     Value

 Common Stocks - 97.5%
  Alcohol - 0.2%
   29,500 Anheuser-Busch Cos., Inc.               $    1,891,688
 ---------------------------------------------------------------
  Apparel - 0.2%
   65,300 Nike, Inc. Class B                           1,856,969
 ---------------------------------------------------------------
  Banks - 0.8%
  167,700 Citigroup, Inc.                              8,667,993
   37,500 Firstar Corp.                                  667,969
                                                  --------------
                                                       9,335,962
 ---------------------------------------------------------------
  Chemicals - 1.1%
   23,500 Avery Dennison Corp.                         1,426,156
   28,500 Praxair, Inc.                                  961,875
  100,000 The Dow Chemicals Co.                       10,850,000
                                                  --------------
                                                      13,238,031
 ---------------------------------------------------------------
  Clothing - 0.7%
  174,100 Intimate Brands, Inc.                        5,690,894
   87,900 The Limited, Inc.                            2,988,600
                                                  --------------
                                                       8,679,494
 ---------------------------------------------------------------
  Computer Hardware - 16.6%
   65,400 Apple Computer, Inc.*                        7,496,475
   42,700 Cabletron Systems, Inc.*                     2,092,300
  600,800 Cisco Systems, Inc.*                        79,418,250
   34,000 Dell Computer Corp.*                         1,387,625
  153,100 EMC Corp.*                                  18,218,900
  177,900 Hewlett-Packard Co.                         23,927,550
  136,300 International Business Machines, Inc.       13,902,600
  129,600 Lexmark International Group, Inc.*          15,454,800
  165,500 Seagate Technology, Inc.*                    8,254,312
  289,500 Sun Microsystems, Inc.*                     27,574,875
                                                  --------------
                                                     197,727,687
 ---------------------------------------------------------------
  Computer Software - 10.4%
  106,600 Adobe Systems, Inc.                         10,873,200
   33,800 BEA Systems, Inc.*                           4,277,812
    4,000 CheckFree Holdings Corp.*                      351,750
   11,700 Inktomi Corp.*                               1,604,362
   22,000 Intuit, Inc.*                                1,155,000
    4,800 Macromedia, Inc.*                              414,900
  622,400 Microsoft Corp.*                            55,627,000
    7,900 Networks Associates, Inc.*                     240,456
   75,900 Novell, Inc.*                                2,509,444
  303,000 Oracle Corp.*                               22,497,750
   11,400 RealNetworks, Inc.*                            801,563
    6,300 Sabre Group Holdings, Inc.                     252,788
   23,900 Siebel Systems, Inc.*                        3,314,631
    8,700 Sterling Commerce, Inc.*                       381,169
   10,600 USWeb Corp.                                    412,075
   90,150 VERITAS Software Corp.*                     17,838,431
    4,500 Vignette Corp.*                              1,037,250
                                                  --------------
                                                     123,589,581
 ---------------------------------------------------------------
  Consumer Durables - 0.5%
  106,600 Whirlpool Corp.                              5,789,712
 ---------------------------------------------------------------

  Shares  Description                                         Value

 Common Stocks - (continued)
  Defense/Aerospace - 0.4%
   41,900 General Dynamics Corp.                      $    1,812,175
   16,500 Honeywell International, Inc.                      794,063
   18,800 Northrop Grumman Corp.                             854,225
   26,600 The Boeing Co.                                     980,875
                                                      --------------
                                                           4,441,338
 -------------------------------------------------------------------
  Department Store - 2.3%
   32,400 Costco Wholesale Corp.*                          1,607,850
  195,200 Federated Department Stores, Inc.*               7,161,400
   94,300 Target Corp.                                     5,563,700
  272,600 Wal-Mart Stores, Inc.                           13,272,212
                                                      --------------
                                                          27,605,162
 -------------------------------------------------------------------
  Drugs - 9.2%
   98,400 Allergan, Inc.                                   4,950,750
  342,000 Amgen, Inc.*                                    23,320,125
   88,500 Biogen, Inc.*                                    9,552,469
  298,900 Bristol-Myers Squibb Co.                        16,981,256
   17,700 Genzyme Corp.*                                   1,016,644
  408,300 Merck & Co., Inc.                               25,135,969
  551,400 Pfizer, Inc.                                    17,713,725
  105,000 Schering-Plough Corp.                            3,661,875
   77,300 Warner-Lambert Co.                               6,613,981
                                                      --------------
                                                         108,946,794
 -------------------------------------------------------------------
  Electrical Equipment - 8.6%
   34,200 ADC Telecommunications, Inc.*                    1,534,725
   18,000 AVX Corp.                                        1,143,000
   28,900 CIENA Corp.*                                     4,618,581
   17,200 Corning, Inc.                                    3,233,600
   17,400 KLA-Tencor Corp.*                                1,356,113
   45,400 Level 3 Communications, Inc.*                    5,169,925
  293,900 Lucent Technologies, Inc.                       17,487,050
   71,900 Motorola, Inc.                                  12,258,950
   87,800 Nortel Networks Corp.                            9,789,700
   58,200 PE Corp.--PE Biosystems Group                    6,140,100
  124,400 QUALCOMM, Inc.                                  17,719,225
   71,900 Qwest Communications International, Inc.*        3,334,362
   64,500 Scientific-Atlanta, Inc.                         6,623,344
  164,700 Solectron Corp.*                                10,787,850
   22,300 Tellabs, Inc.*                                   1,070,400
                                                      --------------
                                                         102,266,925
 -------------------------------------------------------------------
  Electrical Utilities - 0.4%
   39,800 Calpine Corp.*                                   3,641,700
   12,282 Dynegy, Inc.                                       575,719
                                                      --------------
                                                           4,217,419
 -------------------------------------------------------------------
  Energy Resources - 0.3%
   53,500 Enron Corp.                                      3,691,500
 -------------------------------------------------------------------
  Entertainment - 0.5%
   41,100 Royal Caribbean Cruises Ltd.                     1,453,912
   67,500 The Seagram Co. Ltd.                             3,965,625
                                                      --------------
                                                           5,419,537
 -------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

  Shares  Description                               Value

 Common Stocks - (continued)
  Environmental Services - 0.2%
  171,900 Republic Services, Inc.*          $    1,869,413
 ---------------------------------------------------------
  Financial Services - 0.3%
   10,400 Marsh & McLennan Co.                     804,700
   37,050 Providian Financial Corp.              2,401,303
                                            --------------
                                                 3,206,003
 ---------------------------------------------------------
  Food & Beverage - 3.0%
   26,400 Bestfoods                              1,107,150
  137,400 ConAgra, Inc.                          2,249,925
   34,800 H.J. Heinz Co.                         1,111,425
   51,400 Hormel Foods Corp.                       857,738
  292,700 IBP, Inc.                              3,658,750
  386,700 Nabisco Group Holdings Corp.           3,335,287
   64,300 Nabisco Holdings Corp.                 1,880,775
  230,500 PepsiCo, Inc.                          7,433,625
   57,500 Supervalu, Inc.                          988,281
  228,900 The Coca-Cola Co.                     11,087,344
  147,800 The Pepsi Bottling Group, Inc.         2,475,650
                                            --------------
                                                36,185,950
 ---------------------------------------------------------
  Forest - 0.1%
   27,800 Georgia-Pacific Corp.                    964,313
 ---------------------------------------------------------
  Grocery - 0.6%
   92,500 Safeway, Inc.*                         3,567,031
  201,200 The Kroger Co.*                        2,992,850
                                            --------------
                                                 6,559,881
 ---------------------------------------------------------
  Heavy Electrical - 4.9%
  441,100 General Electric Co.                  58,307,906
 ---------------------------------------------------------
  Home Products - 2.1%
   33,600 Colgate-Palmolive Co.                  1,753,500
   11,200 Fortune Brands, Inc.                     245,000
  258,100 The Procter & Gamble Co.              22,712,800
                                            --------------
                                                24,711,300
 ---------------------------------------------------------
  Hotels - 0.2%
   78,900 Marriott International, Inc.           2,174,681
    9,060 MGM Grand, Inc.                          180,068
                                            --------------
                                                 2,354,749
 ---------------------------------------------------------
  Industrial Parts - 0.7%
   59,000 Parker-Hannifin Corp.                  2,138,750
  179,000 Tyco International Ltd.                6,790,812
                                            --------------
                                                 8,929,562
 ---------------------------------------------------------
  Industrial Services - 0.5%
  179,500 Hertz Corp.                            6,428,344
 ---------------------------------------------------------
  Information Services - 5.5%
  368,200 America Online, Inc.*                 21,723,800
   26,000 At Home Corp.*                           892,125
   43,000 Automatic Data Processing, Inc.        1,873,187
   30,800 CMGI, Inc.*                            3,990,525
    9,100 CNET, Inc.*                              608,563
 ---------------------------------------------------------

  Shares  Description                                   Value

 Common Stocks - (continued)
  Information Services - (continued)
   44,800 Computer Sciences Corp.*              $    3,530,800
    1,500 Critical Path Inc.*                          129,188
   14,900 DoubleClick, Inc.*                         1,323,306
   16,300 DST Systems, Inc.*                           914,837
    3,092 EarthLink, Inc.*                              76,914
    5,100 eBay, Inc.*                                  731,212
   25,300 Electronic Data Systems                    1,638,175
   27,200 Exodus Communications, Inc.*               3,872,600
  116,400 First Data Corp.                           5,238,000
    3,475 go.com*                                       76,667
    8,000 InfoSpace.com, Inc.*                       1,736,000
   26,500 Interpublic Group of Cos., Inc.            1,064,969
   11,500 Lycos, Inc.*                                 685,687
    2,400 Network Solutions, Inc.*                     773,850
   15,900 Omnicom Group, Inc.                        1,497,581
    3,000 Priceline.com, Inc.*                         167,813
   11,400 PSINet, Inc.*                                528,675
    5,000 TMP Worldwide, Inc.*                         679,688
   12,700 Verio, Inc.*                                 953,294
   12,500 VeriSign, Inc.*                            3,162,500
   36,800 Yahoo!, Inc.*                              5,876,500
   33,800 Young & Rubicam, Inc.                      1,706,900
                                                --------------
                                                    65,453,356
 -------------------------------------------------------------
  Leisure - 0.8%
  152,700 Eastman Kodak Co.                          8,751,619
   17,400 Harley-Davidson, Inc.                      1,185,375
                                                --------------
                                                     9,936,994
 -------------------------------------------------------------
  Media - 3.7%
   46,900 AT&T Corp.-Liberty Media Group*            2,450,525
   20,900 Clear Channel Communications, Inc.*        1,392,462
   31,800 Fox Entertainment Group, Inc.*               836,737
  110,200 General Motors Corp. Class H*             13,279,100
  105,200 Infinity Broadcasting Corp.*               3,359,825
   52,800 MediaOne Group, Inc.*                      4,144,800
    4,900 RCN Corp.*                                   293,388
  186,300 Time Warner, Inc.                         15,928,650
   47,000 Viacom, Inc. Class B*                      2,620,250
                                                --------------
                                                    44,305,737
 -------------------------------------------------------------
  Medical Products - 3.1%
  146,500 Abbott Laboratories                        4,797,875
  102,500 Baxter International, Inc.                 5,586,250
  281,400 Johnson & Johnson                         20,190,450
   90,400 Medtronic, Inc.                            4,378,750
   32,400 Stryker Corp.                              1,895,400
                                                --------------
                                                    36,848,725
 -------------------------------------------------------------
  Medical Providers - 0.6%
  101,700 Wellpoint Health Networks, Inc.*           6,864,750
 -------------------------------------------------------------
  Oil Services - 0.0%
   11,054 Transocean Sedco Forex, Inc.                 435,942
 -------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares  Description                                   Value

 Common Stocks - (continued)
  Property Insurance - 0.6%
   46,400 American International Group, Inc.    $    4,103,500
   44,400 Loews Corp.                                1,975,800
   46,200 Travelers Property & Casualty Corp.        1,461,075
                                                --------------
                                                     7,540,375
 -------------------------------------------------------------
  Publishing - 0.2%
   33,000 Dow Jones & Co., Inc.                      2,058,375
 -------------------------------------------------------------
  Restaurants - 0.2%
   85,700 Tricon Global Restaurants, Inc.*           2,281,763
 -------------------------------------------------------------
  Security/Asset Management - 2.0%
    2,900 Ameritrade Holding Corp.*                     54,194
   23,100 E*TRADE Group, Inc.*                         568,838
   30,100 Legg Mason, Inc.                           1,181,425
   81,400 Lehman Brothers Holdings, Inc.             5,901,500
  114,900 Merrill Lynch & Co., Inc.                 11,777,250
  111,000 The Charles Schwab Corp.                   4,641,187
                                                --------------
                                                    24,124,394
 -------------------------------------------------------------
  Semiconductors - 10.0%
   14,900 Analog Devices, Inc.*                      2,339,300
   11,800 Applied Materials, Inc.*                   2,158,663
   28,900 Applied Micro Circuits Corp.*              7,949,306
   17,600 Broadcom Corp.*                            3,473,800
   39,000 Conexant Systems, Inc.*                    3,831,750
    9,600 E-Tek Dynamics, Inc.*                      2,623,200
  205,300 Integrated Device Technology, Inc.*        7,570,437
  424,000 Intel Corp.                               47,912,000
   75,200 JDS Uniphase Corp.*                       19,824,600
   41,400 LSI Logic Corp.*                           2,652,188
   10,000 PMC-Sierra, Inc.*                          1,930,625
    3,900 SDL, Inc.*                                 1,599,000
   57,000 Texas Instruments, Inc.                    9,490,500
   70,200 Xilinx, Inc.*                              5,598,450
                                                --------------
                                                   118,953,819
 -------------------------------------------------------------
  Specialty Retail - 3.0%
   22,500 Amazon.com, Inc.*                          1,549,688
  119,300 Circuit City Stores, Inc.                  4,816,737
   97,600 CVS Corp.                                  3,416,000
   24,600 Lowes Co., Inc.                            1,171,575
  359,250 The Home Depot, Inc.                      20,769,141
   68,000 Tiffany & Co.                              4,364,750
                                                --------------
                                                    36,087,891
 -------------------------------------------------------------

  Shares  Description                                 Value

 Common Stocks - (continued)
  Telephone - 2.1%
   89,700 AT&T Corp.                          $    4,434,543
   33,700 BCE, Inc.                                3,704,894
   11,500 Covad Communications Group, Inc.*        1,037,875
  242,850 MCI WorldCom, Inc.*                     10,837,181
   12,400 NEXTLINK Communications, Inc.*           1,366,325
    5,700 Rhythms NetConnections, Inc.*              203,419
   66,533 SBC Communications, Inc.                 2,528,254
   22,100 Sprint Corp.                             1,348,100
                                              --------------
                                                  25,460,591
 -----------------------------------------------------------
  Tobacco - 0.3%
  194,000 Philip Morris Cos., Inc.                 3,892,125
 -----------------------------------------------------------
  Wireless - 0.6%
   11,000 ALLTEL Corp.                               638,000
   48,700 Telephone & Data Systems, Inc.           5,137,850
   21,000 United States Cellular Corp.*            1,405,687
                                              --------------
                                                   7,181,537
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $872,768,176)                         $1,159,641,594
 -----------------------------------------------------------

   Principal  Interest    Maturity
    Amount      Rate        Date            Value
  Repurchase Agreement - 1.7%
  Joint Repurchase Agreement Ac-
  count II
  $20,200,000   5.86%    03/01/2000 $   20,200,000
 -------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $20,200,000)                $   20,200,000
 -------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $892,968,176)               $1,179,841,594
 -------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%), Class B shares (applicable contingent deferred sales charge of 5.0% declining to 0% after six years), Class C (applicable contingent deferred sales charge of 1% if redeemed within twelve months), Institutional and Service shares at (NAV) of the Goldman Sachs CORE Small Cap Equity Fund. For comparative purposes, the performance of the Fund's benchmark (Russell 2000 Growth Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE Small Cap Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 15, 1997 to February 29, 2000.

                                    [GRAPH]
             2000 Index   Class A    Class B    Class C  Institutional Service
AUG 15/1997    10,000      9,450     10,000     10,000      10,000      10,000
AUG            10,284      9,707     10,260     10,260      10,270      10,260
SEPT           11,037     10,340     10,940     10,940      10,950      10,950
OCT            10,552      9,896     10,460     10,460      10,480      10,480
NOV            10,484      9,849     10,400     10,410      10,430      10,420
DEC            10,667     10,206     10,767     10,767      10,807      10,797
JAN '98        10,499     10,054     10,607     10,617      10,657      10,647
FEB            11,247     10,832     11,420     11,430      11,480      11,470
MAR            11,852     11,354     11,963     11,973      12,043      12,013
APR            11,917     11,535     12,154     12,154      12,234      12,204
MAY            11,275     10,975     11,551     11,561      11,641      11,611
JUNE           11,298     11,079     11,661     11,661      11,762      11,722
JULY           10,383     10,158     10,677     10,687      10,777      10,747
AUG             8,367      8,060      8,467      8,477       8,558       8,528
SEP             9,022      8,383      8,809      8,819       8,909       8,869
OCT             9,390      8,487      8,909      8,919       9,020       8,980
NOV             9,882      9,038      9,482      9,492       9,612       9,562
DEC            10,494      9,597     10,054     10,064      10,199      10,143
JAN '99        10,633      9,654     10,115     10,125      10,269      10,214
FEB             9,772      8,846      9,261      9,271       9,414       9,359
MAR             9,924      8,903      9,311      9,321       9,474       9,409
APR            10,814      9,578     10,014     10,024      10,209      10,133
MAY            10,971      9,702     10,135     10,145      10,330      10,254
JUNE           11,467     10,177     10,627     10,637      10,843      10,757
JULY           11,153     10,101     10,536     10,547      10,763      10,676
AUG            10,740      9,721     10,135     10,145      10,370      10,274
SEP            10,743      9,711     10,125     10,135      10,360      10,264
OCT            10,787      9,692     10,084     10,105      10,340      10,234
NOV            11,431     10,196     10,607     10,627      10,873      10,767
DEC            12,725     11,193     11,641     11,671      11,951      11,832
JAN '2000      12,520     10,804     11,219     11,250      11,528      11,410
FEB            14,587     12,362     12,535     12,867      13,209      13,059

  Average Annual Total Return through
  February 29, 2000                     Since Inception One Year Six Months(a)
  Class A (commenced August 15, 1997)
  Excluding sales charges                   11.12%        39.61%        27.17%
  Including sales charges                    8.69%        31.98%        20.13%
 -----------------------------------------------------------------------------
  Class B (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                   10.31%        38.49%        26.66%
  Including contingent deferred sales
  charges                                    9.28%        33.51%        21.66%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                   10.41%        38.66%        26.83%
  Including contingent deferred sales
  charges                                   10.41%        37.67%        25.83%
 -----------------------------------------------------------------------------
  Institutional Class (commenced Au-
  gust 15, 1997)                            11.56%        40.19%        27.38%
 -----------------------------------------------------------------------------
  Service Class (commenced August 15,
  1997)                                     11.05%        39.40%        27.10%
 -----------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares Description                                  Value

 Common Stocks - 99.3%
  Airlines - 0.4%
   8,000 Alaska Air Group, Inc.*                $    212,000
  18,000 America West Holdings Corp. Class B*        240,750
  19,500 Frontier Airlines, Inc.*                    216,938
                                                ------------
                                                     669,688
 -----------------------------------------------------------
  Alcohol - 0.1%
   6,100 The Robert Mondavi Corp.*                   223,413
 -----------------------------------------------------------
  Apparel - 1.4%
  25,100 Brown Shoe Co.                              263,550
  16,400 K-Swiss, Inc.                               182,450
   3,300 Kenneth Cole Productions, Inc.*             168,300
   7,500 Oxford Industries, Inc.                     124,687
  23,600 Phillips-Van Heusen Corp.                   163,725
  12,450 Quiksilver, Inc.*                           160,294
  11,900 Russell Corp.                               164,369
  21,500 Springs Industries, Inc.                    761,906
   6,000 The Timberland Co.*                         257,250
                                                ------------
                                                   2,246,531
 -----------------------------------------------------------
  Banks - 2.7%
  38,000 BancWest Corp.                              577,125
  30,300 Brookline Bancorp, Inc.                     285,956
   8,900 First Charter Corp.                         121,263
  10,091 Imperial Bancorp*                           259,853
  30,600 Independence Community Bank Corp.           338,512
  10,800 Independent Bank Corp.                      113,400
   4,400 Net.B@nk, Inc.*                              66,550
  25,600 North Fork Bancorporation, Inc.             419,200
   8,000 One Valley Bancorp, Inc.                    239,500
  11,600 Silicon Valley Bancshares*                  919,300
  13,300 Southwest Bancorp of Texas, Inc.*           242,725
  25,300 Trustco Bank Corp.                          280,672
  17,600 United Bankshares, Inc.                     322,300
  23,900 United Community Financial Corp.            167,300
                                                ------------
                                                   4,353,656
 -----------------------------------------------------------
  Chemicals - 1.7%
  16,700 Arch Chemicals, Inc.                        318,344
   8,100 Brady Corp.                                 219,713
   8,200 Cytec Industries, Inc.*                     198,850
  13,000 Geon Co.                                    271,375
   5,200 H.B. Fuller Co.                             319,150
  18,600 Octel Corp.*                                174,375
  19,700 Spartech Corp.                              502,350
  16,700 The Dexter Corp.                            770,287
                                                ------------
                                                   2,774,444
 -----------------------------------------------------------
  Clothing - 0.3%
   8,800 Ann Taylor Stores Corp.*                    167,750
   6,600 Pacific Sunwear of California, Inc.*        167,888
  21,900 The Cato Corp.                              219,000
                                                ------------
                                                     554,638
 -----------------------------------------------------------

  Shares Description                                 Value

 Common Stocks - (continued)
  Computer Hardware - 5.0%
  11,200 Advanced Digital Information Corp.*   $  1,015,000
   2,900 Ancor Communications, Inc.*                173,638
   5,200 Auspex Systems, Inc.*                       67,275
   5,300 Black Box Corp.*                           396,506
  10,800 Concurrent Computer Corp.*                 193,050
   9,000 Daisytek International Corp.*              206,437
   2,800 Digital River, Inc.*                       100,800
   2,100 Echelon Corp.*                             170,363
   5,500 Emulex Corp.*                              880,000
   2,900 Globix Corp.*                              152,069
   3,900 Identix, Inc.*                              74,100
  18,800 Imation Corp.*                             581,625
   8,600 In Focus Systems, Inc.*                    288,100
   7,300 Inacom Corp.*                               24,638
   2,300 Intraware, Inc.*                           175,806
   7,000 Merisel, Inc.*                              15,531
   4,600 MIPS Technologies, Inc.*                   269,100
   8,900 MTI Technology Corp.*                      466,694
   1,300 Netopia, Inc.*                             112,125
   4,700 Network Equipment
         Technologies, Inc.*                         49,350
   4,400 Proxim, Inc.*                              631,400
   5,000 RadiSys Corp.*                             245,000
   5,400 RSA Security, Inc.*                        361,462
   7,400 Sandisk Corp.*                             658,600
   2,000 SCM Microsystems, Inc.*                    238,000
   2,900 SoftNet Systems, Inc.*                     107,300
   7,400 Zebra Technologies Corp.*                  492,562
                                               ------------
                                                  8,146,531
 ----------------------------------------------------------
  Computer Software - 12.1%
   7,600 Actuate Corp.*                             474,050
   5,600 Advent Software, Inc.*                     507,850
   1,100 Allaire Corp.*                             142,313
   3,400 Aspect Development, Inc.*                  506,175
   4,200 Aspen Technology, Inc.*                    187,950
  11,100 Avid Technology, Inc.*                     194,944
  15,600 AVT Corp.*                                 412,425
   4,800 Axent Technologies, Inc.*                  130,200
   5,400 Bottomline Technologies, Inc.*             210,938
   7,900 Broadvision, Inc.*                       1,995,244
  12,400 CACI International, Inc.*                  352,625
   3,300 Clarify, Inc.*                             476,231
   7,400 CompuCom Systems, Inc.*                     33,300
   1,300 CyberCash, Inc.*                            13,650
   8,150 Dendrite International, Inc.*              200,694
   5,000 DSP Group, Inc.*                           439,062
     700 Engineering Animation, Inc.*                12,425
   2,700 Entrust Technologies, Inc.*                238,275
   2,100 Excalibur Technologies Corp.*               77,700
   2,200 Exchange Applications, Inc.*               238,975
   7,900 FileNET Corp.*                             338,219
   6,400 Harbinger Corp.*                           205,200
   2,200 HNC Software, Inc.*                        216,425
   6,900 Hyperion Solutions Corp.*                  340,687
   7,200 InfoCure, Corp.*                           135,900
 ----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                             Value

 Common Stocks - (continued)
  Computer Software - (continued)
   4,100 Intergraph Corp.*                 $     24,600
   4,000 ISS Group, Inc.*                       420,000
   5,100 Learn2.com, Inc.*                       31,078
   7,700 Macrovision Corp.*                     768,075
   3,600 MAPICS, Inc.*                           55,800
  17,100 Mentor Graphics Corp.*                 292,838
   9,400 Mercury Computer Systems, Inc.*        452,962
  11,900 Mercury Interactive Corp.*           1,146,862
   5,800 Micromuse, Inc.*                       822,512
  14,000 MicroStrategy, Inc.*                 1,946,875
  13,800 Midway Games, Inc.*                    204,413
  11,300 National Computer Systems, Inc.        449,175
   1,900 Net Perceptions, Inc.*                  92,863
     600 NetObjects, Inc.*                       22,350
     700 OnHealth Network Co.*                    6,563
   5,300 Open Market, Inc.*                     265,663
   6,600 Peregrine Systems, Inc.*               360,525
  15,800 Progress Software Corp.*               394,012
  12,900 Radiant Systems, Inc.*                 659,512
   5,300 Rare Medium Group, Inc.*               318,000
   2,700 Razorfish, Inc.*                        90,450
   6,700 Remedy Corp.*                          379,806
   6,028 S1 Corp.*                              606,567
   2,600 Sagent Technology, Inc.*                45,338
     500 Silknet Software, Inc.*                112,031
   2,600 Spyglass, Inc.*                        152,100
   2,700 SVI Holdings, Inc.*                     28,856
  27,700 Sybase, Inc.*                          694,231
   8,400 The Titan Corp.*                       315,000
   8,800 Tyler Technologies, Inc.*               47,300
   2,400 USinternetworking, Inc.*               160,200
   4,100 Verity, Inc.*                          218,838
   3,036 Wind River Systems, Inc.*              176,278
                                           ------------
                                             19,843,130
 ------------------------------------------------------
  Construction - 3.1%
   5,325 CoorsTek, Inc.*                        103,838
  20,500 D.R. Horton, Inc.                      230,625
   6,450 Elcor Corp.                            216,075
  15,700 Encompass Services Corp.*              112,844
  17,700 Fleetwood Enterprises, Inc.            273,244
  14,100 Granite Construction, Inc.             351,619
  16,000 Insituform Technologies, Inc.*         452,000
  19,200 Kaufman & Broad Home Co.               367,200
  19,200 M.D.C. Holdings, Inc.                  291,600
   3,900 MasTec, Inc.*                          224,737
  23,300 Morrison Knudsen Corp.*                160,187
  14,800 NCI Building Systems, Inc.*            223,850
   7,900 NVR, Inc.*                             348,587
  12,400 Pulte Corp.                            208,475
  12,800 Quanta Services, Inc.*                 518,400
  19,100 Ryland Group, Inc.                     339,025
  28,800 Standard Pacific Corp.                 306,000
   8,800 U.S. Home Corp.*                       301,400
                                           ------------
                                              5,029,706
 ------------------------------------------------------

  Shares Description                                  Value

 Common Stocks - (continued)
  Consumer Durables - 0.6%
  10,700 Applied Power, Inc.                    $    258,806
  18,300 La-Z-Boy, Inc.                              304,238
   9,400 Salton, Inc.*                               442,975
                                                ------------
                                                   1,006,019
 -----------------------------------------------------------
  Defense/Aerospace - 0.5%
  12,700 AAR Corp.                                   301,625
   5,300 Alliant Techsystems, Inc.*                  286,862
  17,100 Gencorp, Inc.                               133,594
  16,600 Kaman Corp.                                 164,963
                                                ------------
                                                     887,044
 -----------------------------------------------------------
  Department Store - 0.2%
  11,900 Shopko Stores, Inc.*                        197,837
  13,300 Value City Department Stores, Inc.*         175,394
                                                ------------
                                                     373,231
 -----------------------------------------------------------
  Drugs - 10.4%
   2,200 Abgenix, Inc.*                              708,675
   3,400 Affymetrix, Inc.*                           984,725
   2,900 Alkermes, Inc.*                             556,437
  24,900 Alpharma, Inc.                              862,162
   5,300 Barr Laboratories, Inc.*                    252,413
  35,010 Bindley Western Industries, Inc.            601,734
  17,500 Cambrex Corp.                               702,187
   4,600 Celgene Corp.*                              761,300
  12,500 Chirex, Inc.*                               310,938
   4,600 COR Therapeutics, Inc.*                     412,275
  20,200 Dura Pharmaceuticals, Inc.*                 280,275
   3,200 Gilead Sciences, Inc.*                      244,800
  28,000 Herbalife International, Inc.               420,000
   7,300 Human Genome Sciences, Inc.*              1,593,225
   2,900 Incyte Pharmacuticals, Inc.*                799,131
  12,950 Jones Pharmaceutical, Inc.                  929,162
  16,638 King Pharmaceuticals, Inc.*                 793,430
   9,800 Medicis Pharmaceutical Corp.*               494,288
   7,400 Millennium Pharmaceutical*                1,924,925
  32,600 NBTY, Inc.*                                 458,438
   3,200 PE Corp. - Celera Genomics Group*           780,800
   9,884 Priority Healthcare Corp. Class B*          474,432
   4,400 Protein Design Labs, Inc.*                1,100,825
   4,800 Syncor International Corp.*                 117,600
   5,500 Vertex Pharmaceuticals, Inc.*               399,438
                                                ------------
                                                  16,963,615
 -----------------------------------------------------------
  Electrical Equipment - 8.4%
  20,700 Advanced Fibre Communications, Inc.*      1,410,187
  10,400 Amphenol Corp.*                             831,350
   7,600 Artesyn Technologies, Inc.*                 150,575
  19,400 Aspect Communications Corp.*              1,250,087
  28,300 BMC Industries, Inc.                        155,650
   7,600 C-COR.net Corp.*                            339,863
   7,100 C-Cube Microsystems, Inc.*                  662,075
   5,700 Checkpoint Systems, Inc.*                    48,450
   2,300 Coherent, Inc.*                             243,800
   4,700 Credence Systems Corp.*                     626,275
 -----------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares Description                                  Value

 Common Stocks - (continued)
  Electrical Equipment - (continued)
   6,300 Hadco Corp.*                           $    348,862
   4,200 Harmonic, Inc.*                             575,137
     800 Innovex, Inc.                                 7,550
   9,300 InterDigital Communications Corp.*          297,019
   9,500 Kemet Corp.*                                583,656
  13,800 Kimball International, Inc. Class B         209,588
  13,200 LTX Corp.*                                  556,875
   6,600 Methode Electronics, Inc.                   383,625
   2,800 MRV Communications, Inc.*                   439,075
  10,500 PairGain Technologies, Inc.*                187,688
   8,200 Park Electrochemical Corp.                  186,550
   7,300 Pinnacle Systems, Inc.*                     365,912
  21,200 Pioneer-Standard Electronics, Inc.          389,550
   3,300 Powerwave Technologies, Inc.*               527,587
   8,500 Roper Industries, Inc.                      231,625
   8,600 Sawtek, Inc.*                               412,800
  23,600 Sensormatic Electronics Corp.*              448,400
   6,300 Tektronix, Inc.                             365,400
   2,400 Terayon Communication Systems, Inc.*        617,100
   4,100 Thermedics, Inc.*                            36,388
   4,100 Trimble Navigation Ltd.*                     98,400
   1,300 Tut Systems, Inc.*                           54,438
   7,600 Vicor Corp.*                                172,900
  16,500 World Access, Inc.*                         313,500
   7,000 Xircom, Inc.*                               290,719
                                                ------------
                                                  13,818,656
 -----------------------------------------------------------
  Electrical Utilities - 1.6%
  23,700 CMP Group, Inc.                             669,525
  14,600 Eastern Utilities Assoc.                    453,512
  13,400 Empire District Electric Co.                278,888
  31,600 Public Service Co. of New Mexico            485,850
  26,700 RGS Energy Group, Inc.                      525,656
   5,200 The United Illuminating Co.                 211,250
                                                ------------
                                                   2,624,681
 -----------------------------------------------------------
  Energy Resources - 0.5%
  17,700 Cabot Oil & Gas Corp.                       279,882
  16,000 Cross Timbers Oil Co.                       138,000
  25,200 Southwestern Energy Co.                     176,400
   6,500 St. Mary Land & Exploration Co.             180,781
                                                ------------
                                                     775,063
 -----------------------------------------------------------
  Entertainment - 0.1%
  23,000 Handleman Co.*                              238,625
 -----------------------------------------------------------
  Financial Services - 2.0%
  33,200 Advanta Corp.                               618,350
  24,700 AmeriCredit Corp.*                          342,712
  35,300 Arcadia Financial Ltd.*                     169,881
   5,900 Arthur J. Gallagher & Co.                   301,637
  26,800 Credit Acceptance Corp.*                    147,400
   7,000 E.W. Blanch Holdings, Inc.                  329,000
   8,000 Financial Federal Corp.*                    137,000
   8,900 Metris Cos., Inc.                           230,288
   1,500 NextCard, Inc.*                              33,938
 -----------------------------------------------------------

  Shares Description                                        Value

 Common Stocks - (continued)
  Financial Services - (continued)
  46,925 Resource Bancshares Mortgage Group, Inc.     $    173,036
  38,100 Security Capital Group, Inc. Class B*             492,919
  12,700 SierraCities.com, Inc.*                           268,287
                                                      ------------
                                                         3,244,448
 -----------------------------------------------------------------
  Food & Beverage - 1.2%
   5,500 Agribrands International, Inc.*                   201,094
  20,200 Corn Products International, Inc.                 475,962
  29,200 Fleming Cos., Inc.                                450,775
  19,300 Pilgrim's Pride Corp. Class B                     154,400
  12,200 Suiza Foods Corp.*                                477,325
   9,600 Universal Foods Corp.                             173,400
                                                      ------------
                                                         1,932,956
 -----------------------------------------------------------------
  Forest - 0.5%
  21,300 ACX Technologies, Inc.                             67,894
  11,900 Glatfeller (P.H.) Co.                             145,775
   5,600 Rayonier, Inc.                                    222,600
   5,500 Trex Co., Inc.*                                   136,125
  10,900 United Stationers, Inc.*                          292,937
                                                      ------------
                                                           865,331
 -----------------------------------------------------------------
  Gas Utilities - 1.3%
  16,800 California Water Services Group                   451,500
  12,400 Equitable Resources, Inc.                         468,100
  20,300 Oneok, Inc.                                       460,556
  16,400 SEMCO Energy, Inc.                                196,800
  25,200 UGI Corp.                                         472,500
                                                      ------------
                                                         2,049,456
 -----------------------------------------------------------------
  Grocery - 0.2%
  11,600 The Great Atlantic & Pacific Tea Co., Inc.        271,875
 -----------------------------------------------------------------
  Heavy Electrical - 1.1%
  22,650 A.O. Smith Corp.                                  390,712
       1 Alcatel ADR                                            47
   5,700 Anicom, Inc.*                                      46,669
   9,900 Anixter International, Inc.*                      185,006
  13,800 Belden, Inc.                                      312,225
   7,000 C&D Technologies, Inc.                            327,250
   8,700 Cable Design Technologies Corp.*                  201,188
   6,700 CommScope, Inc.*                                  260,881
  22,900 Foster Wheeler Corp.                              128,813
                                                      ------------
                                                         1,852,791
 -----------------------------------------------------------------
  Heavy Machinery - 0.4%
   4,700 Dril-Quip, Inc.*                                  159,506
  21,600 Trinity Industries, Inc.                          477,900
                                                      ------------
                                                           637,406
 -----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                                    Value

 Common Stocks - (continued)
  Home Products - 0.4%
  26,900 Playtex Products, Inc.*                  $    368,194
   4,200 Zomax, Inc.                                   205,537
                                                  ------------
                                                       573,731
 -------------------------------------------------------------
  Hotels - 0.5%
  29,000 Argosy Gaming Co.*                            328,063
  41,400 Aztar Corp.*                                  393,300
  33,900 Boyd Gaming Corp.*                            175,856
                                                  ------------
                                                       897,219
 -------------------------------------------------------------
  Industrial - 0.2%
  17,200 LNR Property Corp.                            335,400
 -------------------------------------------------------------
  Industrial Parts - 2.4%
  17,600 Clarcor, Inc.                                 342,100
  10,700 Commercial Intertech Corp.                    192,600
   2,800 Cymer, Inc.*                                  153,650
  12,900 Flowserve Corp.                               148,350
   4,600 Helix Technology Corp.                        327,175
  18,000 Kennametal, Inc.                              418,500
  11,700 Mark IV Industries, Inc.                      234,000
   5,600 Nortek, Inc.*                                 122,500
  11,700 The Manitowoc Co., Inc.                       315,169
   9,900 Thomas Industries, Inc.                       185,625
  42,200 Timken Co.                                    603,987
  17,200 Toro Co.                                      569,750
  22,400 Watts Industries, Inc.                        324,800
                                                  ------------
                                                     3,938,206
 -------------------------------------------------------------
  Industrial Services - 1.9%
  20,800 Aaron Rents, Inc. Class B                     312,000
  18,000 Avis Rent A Car, Inc.*                        262,125
  16,400 Chemed Corp.                                  482,775
  31,700 Dollar Thrifty Automotive Group, Inc.*        416,062
  14,300 Interim Services, Inc.*                       356,606
  27,400 Olsten Corp.                                  327,087
   8,800 Rent-A-Center, Inc.*                          132,000
  26,250 Rollins Truck Leasing Corp.                   219,844
   9,400 Rollins, Inc.                                 152,163
  21,400 Wackenhut Corp.                               280,875
   3,800 Xtra Corp.*                                   151,288
                                                  ------------
                                                     3,092,825
 -------------------------------------------------------------
  Information Services - 4.8%
   2,300 24/7 Media, Inc.*                             106,950
     800 About.com, Inc.*                               56,200
   9,000 American Management Systems, Inc.*            286,312
   4,300 Analysts International Corp.                   56,975
   1,200 AppliedTheory Corp.*                           33,975
     800 CAIS Internet, Inc.*                           30,600
   2,600 Cognizant Technology Solutions Corp.*         283,725
   6,600 Concentric Network Corp.*                     353,925
   4,400 CoStar Group, Inc.*                           160,050
   5,900 Data Broadcasting Corp.*                       58,263
   6,700 Diamond Technology Partners, Inc.*            458,112
 -------------------------------------------------------------

  Shares Description                                        Value

 Common Stocks - (continued)
  Information Services - (continued)
     400 EarthWeb, Inc.*                              $     10,700
  11,700 F.Y.I., Inc.*                                     348,075
   3,600 Go2Net, Inc.*                                     313,200
   1,800 HearMe, Inc.*                                      37,463
  17,000 infoUSA, Inc.*                                    212,500
   1,400 InterVU, Inc.*                                    207,112
   1,800 iVillage, Inc.*                                    33,750
     400 Juno Online Services, Inc.*                         9,250
   2,200 Launch Media, Inc.*                                42,900
     100 MarketWatch.com, Inc.*                              4,288
   7,000 Maximus, Inc.*                                    239,312
   1,000 Media Metrix, Inc.*                                35,125
  13,000 Medquist, Inc.*                                   334,750
   5,200 MessageMedia, Inc.*                                72,800
   2,500 Metricom, Inc.*                                   194,687
     700 Modem Media Poppe Tyson, Inc.*                     55,563
   2,200 Multex.com, Inc.*                                  67,100
   2,000 NBC Internet, Inc.*                               105,125
   3,900 OneMain.com, Inc.*                                 49,969
   8,850 Pegasus Systems, Inc.*                            177,000
   2,200 Preview Travel, Inc.*                             101,338
   9,400 Primark Corp.*                                    207,387
   9,950 Profit Recovery Group International, Inc.*        184,075
   3,500 Proxicom, Inc.*                                   146,562
   2,500 SportsLine.com, Inc.*                             115,313
  14,300 Sykes Enterprises, Inc.*                          233,269
  11,000 Technology Solutions Co.*                          79,750
     800 Telescan, Inc.*                                    16,300
   9,000 TeleTech Holdings, Inc.*                          340,875
  23,700 URS Corp.*                                        322,912
  22,200 Veritas DGC, Inc.*                                444,000
   5,000 VerticalNet, Inc.*                              1,100,000
   2,000 WorldGate Communications, Inc.*                    69,000
   2,600 Ziff-Davis, Inc. - ZDNet*                          83,363
                                                      ------------
                                                         7,879,900
 -----------------------------------------------------------------
  Leisure - 1.2%
  26,800 Callaway Golf Co.                                 321,600
   3,200 Harman International Industries, Inc.             198,200
  12,700 JAKKS Pacific, Inc.*                              209,550
  17,300 Pinnacle Entertainment, Inc.*                     298,425
  11,700 Russ Berrie & Company, Inc.                       214,988
   7,600 SCP Pool Corp.*                                   188,575
  24,900 Station Casinos, Inc.*                            488,662
  10,300 WMS Industries, Inc.*                             117,163
                                                      ------------
                                                         2,037,163
 -----------------------------------------------------------------
  Life Insurance - 0.7%
  18,478 Delphi Financial Group, Inc.                      487,357
  14,900 FBL Financial Group, Inc.                         240,263
  11,900 The MONY Group, Inc.                              340,637
                                                      ------------
                                                         1,068,257
 -----------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares Description                                     Value

 Common Stocks - (continued)
  Media - 1.3%
   1,700 Adaptive Broadband Corp.*                 $    195,553
  11,800 Ascent Entertainment Group, Inc.*              179,213
   7,400 Cumulus Media, Inc.*                           221,075
   9,000 Emmis Communications Corp.*                    328,500
   5,000 Entercom Communications Corp.*                 210,312
   7,400 Gaylord Entertainment Co.                      203,963
   2,400 Pegasus Communications Corp.*                  297,600
  10,000 Playboy Enterprises, Inc. Class B*             220,625
   3,400 Westwood One, Inc.*                            227,162
                                                   ------------
                                                      2,084,003
 --------------------------------------------------------------
  Medical Products - 2.0%
   5,600 Cytyc Corp.*                                   257,600
   7,000 IDEC Pharmaceuticals Corp.*                    986,125
   8,500 Mentor Corp.                                   235,875
   6,100 ResMed, Inc.*                                  455,212
  10,000 Scott Technologies, Inc.*                      192,500
  36,800 Sola International, Inc.*                      184,000
  23,300 Summit Technology, Inc.*                       174,750
  20,300 Sunrise Medical, Inc.*                          87,544
  14,700 The Cooper Cos., Inc.                          403,331
   9,300 Varian Medical Systems, Inc.                   371,419
                                                   ------------
                                                      3,348,356
 --------------------------------------------------------------
  Medical Providers - 1.2%
  37,100 Ameripath, Inc.*                               366,362
  22,600 Apria Healthcare Group, Inc.*                  322,050
   7,200 Hooper Holmes, Inc.                            221,400
  26,000 Quest Diagnostics, Inc.*                       892,125
  19,300 Sierra Health Services, Inc.*                  118,213
                                                   ------------
                                                      1,920,150
 --------------------------------------------------------------
  Mining - 1.8%
  19,900 Commercial Metals Co.                          549,737
  24,400 CONSOL Energy, Inc.                            283,650
  10,900 Mueller Industries, Inc.*                      312,013
  47,500 National Steel Corp. Class B                   332,500
  23,200 Quanex Corp.                                   494,450
  16,500 Reliance Steel & Aluminum Corp.                319,688
   7,500 U.S. Can Corp.*                                 95,625
  52,000 USEC, Inc.                                     185,250
  33,300 Worthington Industries, Inc.                   441,225
                                                   ------------
                                                      3,014,138
 --------------------------------------------------------------
  Motor Vehicle - 1.0%
  11,570 Dura Automotive Systems, Inc.*                 151,133
   8,700 Modine Manufacturing Co.                       198,469
   7,100 Monaco Coach Corp.*                            127,800
   5,600 Oshkosh Truck Corp.                            148,400
  17,400 Simpson Industries, Inc.                       175,088
   9,100 Superior Industries International, Inc.        217,262
  19,000 Tower Automotive, Inc.*                        225,625
  19,400 Winnebago Industries, Inc.                     414,675
                                                   ------------
                                                      1,658,452
 --------------------------------------------------------------

  Shares Description                                    Value

 Common Stocks - (continued)
  Oil Refining - 0.6%
  22,400 Northwestern Corp.                       $    506,800
  17,600 Tesoro Petroleum Corp.*                       162,800
  24,000 Western Gas Resources, Inc.                   330,000
                                                  ------------
                                                       999,600
 -------------------------------------------------------------
  Oil Services - 1.6%
   3,600 Atwood Oceanics, Inc.*                        191,250
  20,700 Helmerich & Payne, Inc.                       551,138
  14,900 National Oilwell, Inc.*                       361,325
   8,700 Oceaneering International, Inc.*              165,300
  85,600 Parker Drilling Co.*                          342,400
  15,000 Patterson Energy, Inc.*                       342,188
  22,100 Pride International, Inc.*                    327,356
   8,900 UTI Energy Corp.*                             285,356
                                                  ------------
                                                     2,566,313
 -------------------------------------------------------------
  Property Insurance - 1.8%
   7,800 Argonaut Group, Inc.                          148,200
  13,300 Chicago Title Corp.                           618,450
   8,700 Commerce Group, Inc.                          259,912
  19,291 Fidelity National Financial, Inc.             242,343
  34,700 First American Financial Corp.                403,387
   6,900 PMA Capital Corp.                             127,650
  20,900 Radian Group, Inc.                            724,969
   6,300 SCPIE Holdings, Inc.                          198,844
  14,500 Stewart Information Services Corp.            198,469
                                                  ------------
                                                     2,922,224
 -------------------------------------------------------------
  Publishing - 0.5%
  12,900 Pulitzer, Inc.                                500,681
   8,900 The Standard Register Co.                     121,263
  18,800 The Topps Co., Inc.*                          141,000
                                                  ------------
                                                       762,944
 -------------------------------------------------------------
  Restaurants - 0.8%
  26,100 Buffets, Inc.*                                226,744
   7,000 CEC Entertainment, Inc.*                      159,250
  13,100 Luby's Cafeterias, Inc.                       136,731
  22,200 RARE Hospitality International, Inc.*         419,025
  10,700 Ruby Tuesday, Inc.                            181,231
  10,000 Sonic Corp.*                                  242,500
                                                  ------------
                                                     1,365,481
 -------------------------------------------------------------
  Security/Asset Management - 1.5%
  12,300 Advest Group, Inc.                            204,488
  16,100 Affiliated Managers Group, Inc.*              632,931
  21,800 Jefferies Group, Inc.                         509,575
   9,600 John Nuveen Co.                               331,200
   5,700 National Discount Brokers Group, Inc.*        256,856
  10,280 Southwest Securities Group, Inc.              471,595
                                                  ------------
                                                     2,406,645
 -------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                                             Value
 Common Stocks - (continued)
  Semiconductors - 9.2%
   7,200 Actel Corp.*                                       $   234,450
   3,800 Alpha Industries, Inc.*                                551,712
  17,900 Amkor Technology, Inc.*                                929,681
   8,300 ANADIGICS, Inc.*                                     1,120,500
   4,600 Asyst Technologies, Inc.*                              211,025
   6,900 Burr-Brown Corp.*                                      404,944
  17,400 Cirrus Logic, Inc.*                                    362,138
   9,200 Cohu, Inc.                                             518,650
   3,700 Cree, Inc.*                                            695,137
   5,200 CTS Corp.                                              335,400
  22,600 Cypress Semiconductor Corp.*                         1,031,125
  11,200 Dallas Semiconductor Corp.                             452,200
   3,400 Electro Scientific Industries, Inc.*                   192,738
   6,250 Exar Corp.*                                            433,984
   5,700 General Semiconductor, Inc.*                            95,119
  21,200 Integrated Device Technology, Inc.*                    781,750
  18,000 International Rectifier Corp.*                         753,750
  19,300 Kent Electronics Corp.*                                653,787
   3,600 Kulicke & Soffa Industries, Inc.*                      286,200
   7,400 Lam Research Corp.*                                  1,155,325
   8,400 Lattice Semiconductor Corp.*                           590,100
   5,300 NeoMagic Corp.*                                         28,653
  10,900 PerkinElmer, Inc.*                                     704,412
   3,100 Semtech Corp.*                                         193,750
   2,600 The DII Group, Inc.*                                   251,388
   5,950 Transwitch Corp.*                                      699,125
   8,600 TriQuint Semiconductor, Inc.*                        1,021,250
   7,100 Varian Semiconductor Equipment Associates, Inc.*       412,688
                                                            -----------
                                                             15,100,981
 ----------------------------------------------------------------------
  Specialty Retail - 2.3%
  22,400 Bandag, Inc.                                           526,400
   6,300 barnesandnoble.com, Inc.*                               50,400
   2,900 Beyond.com Corp.*                                       15,134
  20,400 Borders Group, Inc.*                                   251,175
   3,500 CDnow, Inc.*                                            28,000
   3,800 Cyberian Outpost, Inc.*                                 33,488
   2,500 Egghead.com, Inc.*                                      22,969
  19,500 Genesco, Inc.*                                         199,875
  33,000 Haverty Furniture Cos., Inc.                           356,813
   6,300 Hollywood Entertainment Corp.*                          64,181
  44,900 HomeBase, Inc.*                                        115,056
  19,850 InterTAN, Inc.*                                        177,409
  17,100 Michaels Stores, Inc.*                                 463,837
  21,100 PETCO Animal Supplies, Inc.*                           226,825
  15,400 School Specialty, Inc.*                                265,650
  37,400 Spiegel, Inc.*                                         268,813
   9,700 ValueVision International, Inc.*                       485,000
   7,500 Whitehall Jewellers, Inc.*                             146,719
                                                            -----------
                                                              3,697,744
 ----------------------------------------------------------------------
  Telephone - 1.8%
   8,400 CapRock Communications Corp.*                          370,125
   5,900 Dycom Industries, Inc.*                                295,000
   8,700 e.spire Communications, Inc.                           108,750
   5,500 IDT Corp.*                                             203,586
  10,500 Intermedia Communications, Inc.*                       664,781
   8,500 ITC Deltacom, Inc.*                                    322,469
   2,800 NorthEast Optic Network, Inc.*                         314,300
   6,600 TALK.com, Inc.*                                        111,375
 ----------------------------------------------------------------------

  Shares Description                                Value
 Common Stocks - (continued)
  Telephone - (continued)
   8,900 U.S. LEC Corp.*                      $    387,150
   4,100 Viatel, Inc.*                             230,881
                                              ------------
                                                 3,008,417
 ---------------------------------------------------------
  Thrifts - 1.4%
  24,600 Bay View Capital Corp.                    215,250
  14,200 Carolina First Corp.                      225,425
  30,800 FirstFed Financial Corp.*                 392,700
  60,247 Republic Security Financial               444,321
  37,300 Richmond County Financial Corp.           622,444
  26,600 Staten Island Bancorp, Inc.               442,225
                                              ------------
                                                 2,342,365
 ---------------------------------------------------------
  Tobacco - 0.4%
  24,500 Dimon, Inc.                                59,719
  10,600 General Cigar Holdings, Inc.*             157,012
  24,600 Universal Corp.                           402,825
                                              ------------
                                                   619,556
 ---------------------------------------------------------
  Truck Freight - 1.3%
  11,800 American Freightways Corp.*               128,325
  20,600 Arnold Industries, Inc.                   243,338
  14,400 Fritz Cos., Inc.*                         120,600
   4,400 Landstar Systems, Inc.*                   247,225
  10,100 Overseas Shipholding Group                210,206
   7,100 Seacor Smit, Inc.*                        344,350
  15,400 USFreightways Corp.                       512,050
  18,200 Yellow Corp.*                             291,200
                                              ------------
                                                 2,097,294
 ---------------------------------------------------------
  Wireless - 0.9%
   3,100 Leap Wireless International, Inc.*        271,831
   7,000 Powertel, Inc.*                           655,375
   4,373 VoiceStream Wireless Corp.*               581,816
                                              ------------
                                                 1,509,022
 ---------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $133,577,236)                         $162,629,320
 ---------------------------------------------------------

  Principal   Interest  Maturity
  Amount        Rate      Date           Value
  Repurchase Agreement - 0.1%
  Joint Repurchase Agreement
  Account II
  $200,000       5.86% 03/01/2000 $    200,000
 ---------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $200,000)                 $    200,000
 ---------------------------------------------
  TOTAL INVESTMENTS
  (Cost $133,777,236)             $162,829,320
 ---------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ----------------------------------
  Investment Abbreviations:
  ADR --American Depositary Receipt
 ----------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on December 31, 1998 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%), Class B shares (applicable contingent deferred sales charge of 5.0% declining to 0% after six years), Class C (applicable contingent deferred sales charge of 1% if redeemed within twelve months), Institutional and Service shares at (NAV) of the Goldman Sachs CORE Large Cap Value Fund. For comparative purposes, the performance of the Fund's benchmark (Russell 1000 Value Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE Large Cap Value Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested January 1, 1999 to February 29, 2000(a).

                                                      [GRAPH]

           Russell 1000  Class A  Class B   Class C    Institutional    Service
 1/1/99        10,000     9,450    10,000    10,000        10,000        10,000
 Jan-99        10,080     9,594    10,150    10,150        10,160        10,160
 Feb-99         9,938     9,461    10,000    10,000        10,010        10,010
 Mar-99        10,144     9,690    10,227    10,227        10,259        10,246
 Apr-99        11,091    10,532    11,107    11,107        11,150        11,137
 May-99        10,969    10,362    10,927    10,927        10,970        10,957
 Jun-99        11,287    10,699    11,275    11,270        11,336        11,310
 Jul-99        10,956    10,339    10,884    10,889        10,954        10,929
 Aug-99        10,550    10,007    10,523    10,529        10,602        10,578
 Sep-99        10,181     9,787    10,284    10,289        10,370        10,345
 Oct-99        10,767    10,329    10,845    10,850        10,945        10,917
 Nov-99        10,683    10,186    10,695    10,700        10,804        10,767
 Dec-99        10,734    10,287    10,802    10,807        10,922        10,870
 Jan-00        10,384     9,796    10,275    10,280        10,400        10,351
 Feb-00         9,613     9,054     9,104     9,489         9,613         9,567


  Average Annual Total Return through
  February 29, 2000                     Since Inception One Year Six Months(b)
  Class A (commenced December 31,
  1998)
  Excluding sales charges                   -3.62%       -4.29%        - 9.52%
  Including sales charges                   -8.16%       -9.52%        -14.47%
 -----------------------------------------------------------------------------
  Class B (commenced December 31, 1998)
  Excluding contingent deferred sales
  charges                                   -4.44%       -5.15%        - 9.88%
  Including contingent deferred sales
  charges                                   -7.73%       -9.88%        -14.39%
 -----------------------------------------------------------------------------
  Class C (commenced December 31, 1998)
  Excluding contingent deferred sales
  charges                                   -4.40%       -5.10%        - 9.87%
  Including contingent deferred sales
  charges                                   -4.40%       -6.04%        -10.78%
 -----------------------------------------------------------------------------
  Institutional Class (commenced De-
  cember 31, 1998)                          -3.33%       -3.96%        - 9.33%
 -----------------------------------------------------------------------------
  Service Class (commenced December
  31, 1998)                                 -3.72%       -4.41%        - 9.56%
 -----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) Not annualized.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                    Value

 Common Stocks - 98.8%
  Airlines - 0.6%
   15,500 America West Holdings Corp. Class B*     $    207,313
    8,900 Delta Air Lines, Inc.                         406,062
   17,400 UAL Corp.*                                    848,250
                                                   ------------
                                                      1,461,625
 --------------------------------------------------------------
  Apparel - 0.4%
   23,200 Nike, Inc. Class B                            659,750
   10,700 Springs Industries, Inc.                      379,181
                                                   ------------
                                                      1,038,931
 --------------------------------------------------------------
  Banks - 15.0%
   88,000 Bank of America Corp.                       4,053,500
   26,200 Bank One Corp.                                676,288
   15,100 BB&T Corp.                                    354,850
  222,150 Citigroup, Inc.                            11,482,378
   27,900 Comerica, Inc.                              1,030,556
    5,700 Fifth Third Bancorp                           296,756
   24,100 First Security Corp.                          558,819
  111,137 Firstar Corp.                               1,979,628
   11,300 FirstMerit Corp.                              160,319
  103,200 FleetBoston Financial Corp.                 2,812,200
   32,800 Mellon Financial Corp.                        988,100
   19,300 PNC Bank Corp.                                746,669
   16,600 SouthTrust Corp.                              380,763
   38,100 Suntrust Banks, Inc.                        1,935,956
   17,500 The Bank of New York Co., Inc.                582,969
   69,900 The Chase Manhattan Corp.                   5,565,787
   45,700 UnionBanCal Corp.                           1,468,112
   94,800 Wells Fargo & Co.                           3,134,325
                                                   ------------
                                                     38,207,975
 --------------------------------------------------------------
  Chemicals - 3.7%
   18,600 Air Products & Chemicals, Inc.                478,950
   12,900 Avery Dennison Corp.                          782,869
   16,165 E.I. du Pont de Nemours & Co.                 816,333
   18,700 Minnesota Mining &
          Manufacturing Co.                           1,647,937
   24,100 PPG Industries, Inc.                        1,189,937
   21,200 Praxair, Inc.                                 715,500
    6,500 Rohm & Haas Co.                               262,438
   11,000 Sherwin Williams Co.                          210,375
   29,600 The Dow Chemicals Co.                       3,211,600
                                                   ------------
                                                      9,315,939
 --------------------------------------------------------------
  Computer Hardware - 3.4%
   14,400 Apple Computer, Inc.*                       1,650,600
   15,900 Cabletron Systems, Inc.*                      779,100
   12,800 Diebold, Inc.                                 313,600
   21,700 Hewlett-Packard Co.                         2,918,650
    3,700 International Business Machines, Inc.         377,400
   11,800 Lexmark International Group, Inc.*          1,407,150
   26,300 Seagate Technology, Inc.*                   1,311,712
                                                   ------------
                                                      8,758,212
 --------------------------------------------------------------

  Shares Description                                Value

 Common Stocks - (continued)
  Computer Software - 1.1%
   6,400 Adobe Systems, Inc.                  $    652,800
   1,000 Intuit, Inc.*                              52,500
   3,900 Networks Associates, Inc.*                118,706
  16,300 Novell, Inc.*                             538,919
   3,000 Safeguard Scientifics, Inc.*              524,812
   5,000 VERITAS Software Corp.*                   989,375
                                              ------------
                                                 2,877,112
 ---------------------------------------------------------
  Construction - 0.5%
   9,400 Fluor Corp.                               267,313
  31,400 USG Corp.                               1,020,500
                                              ------------
                                                 1,287,813
 ---------------------------------------------------------
  Consumer Durables - 0.2%
  10,500 Whirlpool Corp.                           570,281
 ---------------------------------------------------------
  Defense/Aerospace - 1.1%
  23,800 Honeywell International, Inc.           1,145,375
   9,000 Northrop Grumman Corp.                    408,937
  29,000 The Boeing Co.                          1,069,375
   6,100 TRW, Inc.                                 292,800
                                              ------------
                                                 2,916,487
 ---------------------------------------------------------
  Department Store - 0.5%
  31,300 Federated Department Stores, Inc.*      1,148,319
 ---------------------------------------------------------
  Drugs - 1.8%
  19,500 Allergan, Inc.                            981,094
   8,400 Amgen, Inc.*                              572,775
   6,300 Biogen, Inc.*                             680,006
   6,300 Bristol-Myers Squibb Co.                  357,919
   1,200 Genzyme Corp.*                             68,925
   5,800 Merck & Co., Inc.                         357,063
  30,500 Pharmacia & Upjohn, Inc.                1,452,562
                                              ------------
                                                 4,470,344
 ---------------------------------------------------------
  Electrical Equipment - 1.2%
  15,800 Motorola, Inc.                          2,693,900
   5,000 Solectron Corp.*                          327,500
                                              ------------
                                                 3,021,400
 ---------------------------------------------------------
  Electrical Utilities - 5.2%
  21,700 Alliant Energy Corp.                      610,312
  12,400 Calpine Corp.*                          1,134,600
  11,222 Dominion Resources, Inc.                  411,707
  29,500 DTE Energy Co.                            890,531
  26,200 Duke Energy Co.                         1,270,700
  14,500 Edison International, Inc.                381,531
  26,800 Energy East Corp.                         562,800
  82,200 Entergy Corp.                           1,664,550
  35,500 FPL Group, Inc.                         1,371,187
  18,100 GPU, Inc.                                 450,238
  13,500 PG&E Corp.                                278,438
  45,100 Public Service Enterprise               1,307,900
  16,200 Sempra Energy                             291,600
 ---------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares  Description                                          Value

 Common Stocks - (continued)
  Electrical Utilities - (continued)
   49,300 Texas Utilities Co.                            $  1,608,412
    2,200 The Southern Co.                                     48,813
   25,900 Unicom Corp.                                        979,344
                                                         ------------
                                                           13,262,663
 --------------------------------------------------------------------
  Energy Resources - 5.0%
   15,700 Amerada Hess Corp.                                  793,831
   23,100 Apache Corp.                                        843,150
   36,300 Atlantic Richfield Co.                            2,577,300
   60,000 Chevron Corp.                                     4,481,250
    7,800 Enron Corp.                                         538,200
   16,400 Kerr-McGee Corp.                                    733,900
    8,000 Murphy Oil Corp.                                    405,000
   14,300 Occidental Petroleum Corp.                          229,694
    6,300 Phillips Petroleum Co.                              240,975
   35,800 Royal Dutch Petroleum Co. ADR                     1,879,500
                                                         ------------
                                                           12,722,800
 --------------------------------------------------------------------
  Entertainment - 0.4%
   14,200 Carnival Corp.                                      409,138
   18,000 Royal Caribbean Cruises Ltd.                        636,750
                                                         ------------
                                                            1,045,888
 --------------------------------------------------------------------
  Financial Services - 1.8%
    4,700 C.I.T. Group, Inc.                                   65,800
   30,600 Federal National Mortgage Assn.                   1,621,800
    6,100 H&R Block, Inc.                                     267,637
    7,100 Household International, Inc.                       226,756
   26,800 Marsh & McLennan Co.                              2,073,650
    3,500 Providian Financial Corp.                           226,844
                                                         ------------
                                                            4,482,487
 --------------------------------------------------------------------
  Food & Beverage - 2.5%
   45,900 ConAgra, Inc.                                       751,612
   28,000 Hormel Foods Corp.                                  467,250
   90,700 IBP, Inc.                                         1,133,750
   11,500 McCormick & Co., Inc.                               314,813
  198,900 Nabisco Group Holdings Corp.                      1,715,512
   65,900 Nabisco Holdings Corp.                            1,927,575
    6,500 Supervalu, Inc.                                     111,719
                                                         ------------
                                                            6,422,231
 --------------------------------------------------------------------
  Forest - 0.7%
   33,200 Georgia-Pacific Corp.                             1,151,625
   13,400 Weyerhaeuser Co.                                    687,587
                                                         ------------
                                                            1,839,212
 --------------------------------------------------------------------
  Gas Utilities - 0.4%
   52,700 Keyspan Corp.                                     1,073,763
 --------------------------------------------------------------------
  Gold - 0.5%
   19,000 Barrick Gold Corp.                                  309,937
   72,700 Freeport-McMoRan Copper & Gold, Inc. Class B        999,625
                                                         ------------
                                                            1,309,562
 --------------------------------------------------------------------

  Shares Description                                    Value

 Common Stocks - (continued)
  Grocery - 0.3%
   3,900 Hannaford Bros. Co.                      $    277,875
  41,100 The Kroger Co.*                               611,363
                                                  ------------
                                                       889,238
 -------------------------------------------------------------
  Heavy Electrical - 0.4%
  13,400 Cummins Engine Co., Inc.                      446,388
  14,100 Emerson Electric Co.                          642,431
                                                  ------------
                                                     1,088,819
 -------------------------------------------------------------
  Home Products - 0.2%
  17,700 Fortune Brands, Inc.                          387,188
 -------------------------------------------------------------
  Hotels - 0.2%
  14,000 Marriott International, Inc.                  385,875
 -------------------------------------------------------------
  Industrial Parts - 2.1%
  23,900 Ingersoll-Rand Co.                            915,669
  14,100 Pall Corp.                                    278,475
  35,600 Parker-Hannifin Corp.                       1,290,500
  13,900 Tecumseh Products Co.                         599,437
   2,200 Textron, Inc.                                 134,200
  39,700 United Technologies Corp.                   2,022,219
                                                  ------------
                                                     5,240,500
 -------------------------------------------------------------
  Industrial Services - 0.5%
  15,300 Dollar Thrifty Automotive Group, Inc.*        200,812
  31,900 Hertz Corp.                                 1,142,419
                                                  ------------
                                                     1,343,231
 -------------------------------------------------------------
  Information Services - 0.2%
   6,100 DST Systems, Inc.*                            342,363
   4,500 Electronic Data Systems                       291,375
                                                  ------------
                                                       633,738
 -------------------------------------------------------------
  Leisure - 1.4%
  43,600 Brunswick Corp.                               771,175
  48,300 Eastman Kodak Co.                           2,768,194
                                                  ------------
                                                     3,539,369
 -------------------------------------------------------------
  Life Insurance - 2.2%
  14,300 Aetna, Inc.                                   588,087
   7,900 AFLAC, Inc.                                   288,844
  34,300 American General Corp.                      1,790,031
  19,100 Cigna Corp.                                 1,409,819
  34,900 Hartford Life, Inc.                         1,234,587
   9,800 Lincoln National Corp.                        272,563
                                                  ------------
                                                     5,583,931
 -------------------------------------------------------------
  Media - 4.6%
  41,600 AT&T Corp.-Liberty Media Group*             2,173,600
   5,700 Chris-Craft Industries, Inc.                  375,131
  28,300 Cox Communications, Inc.*                   1,285,881
  70,700 Fox Entertainment Group, Inc.*              1,860,294
   4,300 General Motors Corp. Class H*                 518,150
  52,800 Infinity Broadcasting Corp.*                1,686,300
 -------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

  Shares  Description                                         Value

 Common Stocks - (continued)
  Media - (continued)
   10,000 MediaOne Group, Inc.*                         $    785,000
   47,700 The Walt Disney Co.                              1,597,950
    9,600 Univision Communications, Inc.*                    978,000
   10,200 USA Networks, Inc.*                                228,863
    4,700 Viacom, Inc. Class B*                              262,025
                                                        ------------
                                                          11,751,194
 -------------------------------------------------------------------
  Medical Products - 1.1%
   20,500 Bausch & Lomb, Inc.                              1,081,375
   16,400 Baxter International, Inc.                         893,800
    7,600 Johnson & Johnson                                  545,300
   27,000 Summit Technology, Inc.*                           202,500
                                                        ------------
                                                           2,722,975
 -------------------------------------------------------------------
  Medical Providers - 0.7%
   16,100 Columbia/HCA Healthcare Corp.                      310,931
   28,900 United Healthcare Corp.                          1,477,513
                                                        ------------
                                                           1,788,444
 -------------------------------------------------------------------
  Mining - 0.8%
    7,200 Alcan Aluminum Ltd.                                237,600
   16,500 Alcoa, Inc.                                      1,130,250
   10,700 Ball Corp.                                         288,231
    4,200 Reynolds Metals Co.                                266,700
                                                        ------------
                                                           1,922,781
 -------------------------------------------------------------------
  Motor Vehicle - 3.4%
   19,100 Cooper Tire & Rubber Co.                           206,519
   27,323 Delphi Automotive Systems Corp.                    455,953
   96,200 Ford Motor Co.                                   4,004,325
   33,800 General Motors Corp.                             2,570,912
   28,100 Johnson Controls, Inc.                           1,499,837
                                                        ------------
                                                           8,737,546
 -------------------------------------------------------------------
  Oil Refining - 6.1%
   34,028 Conoco, Inc. Class B                               669,926
  195,430 Exxon Mobil Corp.                               14,718,322
   12,100 Ultramar Diamond Shamrock Corp.                    262,419
                                                        ------------
                                                          15,650,667
 -------------------------------------------------------------------
  Oil Services - 0.3%
   18,529 Transocean Sedco Forex, Inc.                       730,737
 -------------------------------------------------------------------
  Property Insurance - 4.9%
    3,600 Allmerica Financial Corp.                          150,300
   28,300 Allstate Corp.                                     551,850
    5,800 Ambac Financial Group, Inc.                        254,838
   62,725 American International Group, Inc.               5,547,242
    5,800 Jefferson-Pilot Corp.                              301,962
   39,200 Loews Corp.                                      1,744,400
    6,000 MBIA, Inc.                                         230,250
   14,000 MGIC Investment Corp.                              523,250
   18,600 The Hartford Financial Services Group, Inc.        581,250
 -------------------------------------------------------------------

  Shares  Description                                   Value

 Common Stocks - (continued)
  Property Insurance - (continued)
   27,900 The PMI Group, Inc.                     $  1,013,119
   54,600 Travelers Property & Casualty Corp.        1,726,725
                                                  ------------
                                                    12,625,186
 -------------------------------------------------------------
  Publishing - 0.5%
    9,800 Knight Ridder, Inc.                          459,375
    4,600 McGraw-Hill Cos., Inc.                       234,025
   14,100 R.R. Donnelley & Sons Co.                    269,663
    8,200 The New York Times Co.                       346,450
                                                  ------------
                                                     1,309,513
 -------------------------------------------------------------
  Railroads - 1.1%
   66,400 Burlington Northern Santa Fe Corp.         1,307,250
   42,100 Canadian National Railway Co.                991,981
    6,900 Kansas City Southern Industries, Inc.        543,375
                                                  ------------
                                                     2,842,606
 -------------------------------------------------------------
  Restaurants - 0.4%
   31,300 Brinker International, Inc.*                 680,775
   17,100 Darden Restaurants, Inc.                     225,506
                                                  ------------
                                                       906,281
 -------------------------------------------------------------
  Security/Asset Management - 4.0%
    4,800 AXA Financial, Inc.                          143,700
   13,200 J.P. Morgan & Co., Inc.                    1,465,200
   22,200 Lehman Brothers Holdings, Inc.             1,609,500
   21,700 Merrill Lynch & Co., Inc.                  2,224,250
   38,200 Morgan Stanley Dean Witter & Co.           2,690,713
   18,000 Paine Webber Group, Inc.                     688,500
   35,281 The Bear Stearns Cos., Inc.                1,384,779
                                                  ------------
                                                    10,206,642
 -------------------------------------------------------------
  Semiconductors - 0.9%
    3,900 JDS Uniphase Corp.*                        1,028,137
   11,000 LSI Logic Corp.*                             704,688
    7,200 Xilinx, Inc.*                                574,200
                                                  ------------
                                                     2,307,025
 -------------------------------------------------------------
  Specialty Retail - 1.9%
   17,900 Barnes & Noble, Inc.*                        308,775
   10,900 BJ's Wholesale Club, Inc.*                   337,900
   31,300 Circuit City Stores, Inc.                  1,263,737
   12,000 Lowes Co., Inc.                              571,500
    2,200 Tandy Corp.                                   83,738
    6,000 The Home Depot, Inc.                         346,875
   14,600 Tiffany & Co.                                937,138
   25,900 Zale Corp.*                                  974,487
                                                  ------------
                                                     4,824,150
 -------------------------------------------------------------
  Telephone - 12.5%
  203,446 AT&T Corp.                                10,057,862
    7,400 BCE, Inc.                                    813,537
   64,400 Bell Atlantic Corp.                        3,151,575
   82,000 BellSouth Corp.                            3,341,500
   24,600 Centurytel, Inc.                             827,175
 -------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares  Description                               Value

 Common Stocks - (continued)
  Telephone - (continued)
   25,600 Citizens Utilities Co. Class B      $    390,400
      900 Covad Communications Group, Inc.*         81,225
   48,900 GTE Corp.                              2,885,100
   26,550 MCI WorldCom, Inc.*                    1,184,794
    3,600 NEXTLINK Communications, Inc.*           396,675
  139,064 SBC Communications, Inc.               5,284,432
   54,800 Sprint Corp.                           3,342,800
                                              ------------
                                                31,757,075
 ---------------------------------------------------------
  Thrifts - 0.4%
   38,400 Golden West Financial Corp.            1,094,400
 ---------------------------------------------------------
  Tobacco - 0.4%
   25,400 Philip Morris Cos., Inc.                 509,588
   29,800 UST, Inc.                                575,512
                                              ------------
                                                 1,085,100
 ---------------------------------------------------------
  Wireless - 1.3%
    8,900 ALLTEL Corp.                             516,200
   17,200 Telephone & Data Systems, Inc.         1,814,600
   16,400 United States Cellular Corp.*          1,097,775
                                              ------------
                                                 3,428,575
 ---------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $279,450,360)                         $252,015,830
 ---------------------------------------------------------

  Principal   Interest  Maturity
  Amount        Rate      Date           Value
 Repurchase Agreement - 0.3%
  Joint Repurchase Agreement Account II
   $800,000     5.86%  03/01/2000 $    800,000
 ---------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $800,000)                 $    800,000
 ---------------------------------------------
  TOTAL INVESTMENTS
  (Cost $280,250,360)             $252,815,830
 ---------------------------------------------

 * Non-income producing security.

 The percentages shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 -------------------------------------
  Investment Abbreviations:
  ADR--American Depositary Receipt
 -------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND


Performance Summary
February 29, 2000 (Unaudited)


 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%). Class B shares (applicable contingent deferred sales charge of 5.0% declining to 0% after six years), Class C (applicable contingent deferred sales charge of 1% if redeemed within twelve months), Institutional and Service shares at (NAV) of the Goldman Sachs CORE International Equity Fund. For comparative purposes, the perfor-mance of the Fund's benchmark (Morgan Stanley Capital International Gross Eu-rope, Australia, Far East Index with dividends reinvested ("MSCI Gross EAFE Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE International Equity Fund's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested August 15, 1997 to February 29, 2000.

                                    [GRAPH]
             MSCI Gross   Core International     Core International
             EAFE Index   Equity Fund-Class A    Equity Fund-Class B
AUG/15/97       10,000           9,450                  10,000
AUG              9,540           9,045                   9,570
SEPT            10,076           9,405                   9,950
OCT              9,304           8,620                   9,110
NOV              9,211           8,365                   8,840
DEC              9,294           8,293                   8,760
JAN '98          9,722           8,728                   9,210
FEB             10,348           9,361                   9,880
MAR             10,669           9,655                  10,190
APR             10,755           9,645                  10,170
MAY             10,706           9,541                  10,060
JUNE            10,789           9,456                   9,970
JULY            10,901           9,579                  10,090
AUG              9,553           8,179                   8,620
SEP              9,262           7,943                   8,370
OCT             10,230           8,747                   9,210
NOV             10,757           9,134                   9,620
DEC             11,184           9,440                   9,930
JAN '99         11,154           9,459                   9,950
FEB             10,891           9,250                   9,730
MAR             11,348           9,591                  10,080
APR             11,810          10,103                  10,620
MAY             11,204           9,572                  10,050
JUNE            11,643          10,027                  10,530
JULY            11,993          10,274                  10,780
AUG             12,039          10,302                  10,810
SEP             12,163          10,312                  10,810
OCT             12,622          10,710                  11,230
NOV             13,063          11,136                  11,660
DEC             14,237          12,096                  12,665
JAN '2000       13,334          11,249                  11,784
FEB             13,696          11,551                  11,774

                                  Core International     Core International
           Core International        Equity Fund-           Equity Fund-
           Equity Fund-Class C     International Class    Service Class
AUG/15/97       10,000                  10,000                10,000
AUG              9,570                   9,570                 9,570
SEPT             9,950                   9,960                 9,950
OCT              9,120                   9,130                 9,120
NOV              8,840                   8,860                 8,850
DEC              8,770                   8,794                 8,780
JAN '98          9,220                   9,255                 9,230
FEB              9,890                   9,936                 9,910
MAR             10,200                  10,256                10,230
APR             10,180                  10,246                10,220
MAY             10,080                  10,146                10,110
JUNE             9,980                  10,056                10,020
JULY            10,100                  10,186                10,150
AUG              8,620                   8,704                 8,670
SEP              8,370                   8,464                 8,420
OCT              9,220                   9,325                 9,280
NOV              9,630                   9,746                 9,690
DEC              9,940                  10,076                10,017
JAN '99          9,960                  10,106                10,037
FEB              9,730                   9,885                 9,817
MAR             10,090                  10,257                10,187
APR             10,630                  10,809                10,728
MAY             10,060                  10,246                10,157
JUNE            10,530                  10,739                10,648
JULY            10,790                  11,010                10,908
AUG             10,820                  11,050                10,948
SEP             10,820                  11,060                10,958
OCT             11,230                  11,502                11,389
NOV             11,670                  11,964                11,830
DEC             12,674                  13,000                12,855
JAN '2000       11,783                  12,099                11,968
FEB             12,090                  12,431                12,288

  Average Annual Total Return through February 29, 2000   Since Inception One Year Six Months(a)
  Class A (commenced August 15,
  1997)
  Excluding sales charges                                           8.20%   24.80%        12.12%
  Including sales charges                                           5.83%   17.93%         5.98%
 -----------------------------------------------------------------------------------------------
  Class B (commenced August 15,
  1997)
  Excluding contingent deferred
  sales charges                                                     7.71%   24.09%        11.76%
  Including contingent deferred
  sales charges                                                     6.63%   18.99%         6.64%
 -----------------------------------------------------------------------------------------------
  Class C (commenced August 15,
  1997)
  Excluding contingent deferred
  sales charges                                                     7.74%   24.18%        11.74%
  Including contingent deferred
  sales charges                                                     7.74%   23.16%        10.71%
 -----------------------------------------------------------------------------------------------
  Institutional Class (com-
  menced August 15, 1997)                                           8.92%   25.68%        12.49%
 -----------------------------------------------------------------------------------------------
  Service Class (commenced Au-
  gust 15, 1997)                                                    8.43%   25.10%        12.23%
 -----------------------------------------------------------------------------------------------

 (a)Not annualized.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                               Value

 Common Stocks - 97.3%
  Finland - 3.5%
   77,200 Finnair Oyj Series 1 (Airlines)                     $    334,998
    9,700 Kesko Oyj (Wholesale)                                    128,614
   11,400 Metra Oyj Series B (Manufacturing)                       234,151
   65,850 Metsa Serla OY (Paper)                                   581,017
   64,200 Nokia Oyj Series A (Telecommunications)               12,814,964
   11,200 Orion-Yhtyma Oyj Series B (Health)                       284,044
    2,100 Pohjola Group Insurance Corp. (Insurance)                118,262
   35,600 Sonera Oyj (Telecommunications)                        2,749,758
                                                              ------------
                                                                17,245,808
 -------------------------------------------------------------------------
  France - 6.6%
   19,700 Alstom (Electrical Equipment)                            455,731
   16,650 Assurances Generales de France (Insurance)               805,991
   26,800 Axa (Insurance)                                        3,372,542
   37,380 Banque National de Paris (Banks)                       2,955,733
    8,000 Carrefour SA (Specialty Retail)                        1,215,018
   19,600 Casino Guich Perr (Merchandising)                      1,745,440
   13,900 Compagnie de Saint-Gobain (Construction)               1,936,844
    9,400 Credit Commercial de France (Banks)                    1,072,320
    1,600 Danone (Food & Beverage)                                 322,153
   35,600 France Telecom SA (Telecommunications)                 5,750,119
   16,600 Lafarge SA (Construction)                              1,240,571
   14,000 Pernod Ricard (Tobacco)                                  708,760
    3,900 Pinault-Printemps-Redoute SA (Merchandising)             786,377
   12,000 PSA Peugeot Citroen (Auto)                             2,477,479
   12,400 Rhone-Poulenc SA (Chemicals)                             633,738
      350 Sagem SA (Electrical Equipment)                          394,881
      315 Societe Eurafrance SA (Financial Services)               147,625
   15,200 Societe Generale (Banks)                               3,155,728
    9,100 Suez Lyonnaise Eaux (Business Services)                1,500,547
   18,259 Total Fina SA Class B (Energy Resources)               2,420,983
                                                              ------------
                                                                33,098,580
 -------------------------------------------------------------------------
  Germany - 12.6%
    6,900 AGIV AG (Multi-Industrial)                               124,490
   10,000 Allianz AG (Insurance)                                 3,461,836
   69,150 BASF AG (Chemicals)                                    3,194,035
   23,450 Bayer AG (Chemicals)                                     990,216
   86,600 Bayerische Motoren Werke (BMW) AG (Auto)               2,226,333
    4,900 Beiersdorf AG (Health)                                   296,971
   17,850 Buderus AG (Diversified Industrial Manufacturing)        275,404
   66,600 Commerzbank AG (Banks)                                 2,410,265
  102,315 DaimlerChrysler AG (Auto)                              6,906,363
   70,850 Deutsche Bank AG (Banks)                               6,012,216
 -------------------------------------------------------------------------

  Shares  Description                                                   Value

 Common Stocks - (continued)
  Germany - (continued)
   54,550 Deutsche Lufthansa AG (Airlines)                        $  1,218,275
  175,100 Deutsche Telekom AG (Telecommunications)                  14,537,888
    7,000 EM.TV & Merchandising AG (Broadcasting)                      695,260
   30,050 FAG Kugelfischer Georg Schaefer AG (Industrial
          Services)                                                    253,261
   23,400 IWKA AG (Machinery)                                          391,496
    3,450 Karstadt AG (Merchandising)                                  108,122
   68,550 MAN AG (Machinery)                                         2,222,374
   54,000 Merck KGAA (Health)                                        1,395,534
    2,750 Schering AG (Health)                                         328,773
   68,625 Siemens AG (Electrical Equipment)                         12,202,682
   43,700 Thyssen AG (Steel)                                         1,068,668
   56,800 Veba AG (Utilities)                                        2,568,817
                                                                  ------------
                                                                    62,889,279
 -----------------------------------------------------------------------------
  Hong Kong - 1.4%
  373,000 Amoy Properties (Real Estate)                                209,674
  305,600 Cable & Wireless HKT Ltd. (Telecommunications)             1,018,942
   65,900 Cathay Pacific Airways (Airlines)                             91,447
  102,000 CDL Hotels International Ltd. (Leisure)                       26,867
   57,000 Cheung Kong Holdings Ltd. (Real Estate)                      765,332
   14,000 China Resources Enterprise Ltd. (Real Estate)                 18,078
   78,000 Chinese Estates Holdings Ltd.* (Real Estate)                  13,129
  125,400 CLP Holdings Ltd. (Utilities)                                552,650
   35,000 Cosco Pacific Ltd. (Industrial Services)                      20,012
   33,300 Great Eagle Holdings Ltd. (Real Estate)                       44,498
   39,000 Guoco Group Ltd. (Banks)                                      77,420
   46,000 Hang Lung Development Co. Ltd. (Real Estate)                  35,758
   51,000 Hang Seng Bank Ltd. (Banks)                                  460,336
   17,000 Harbour Centre Development Ltd. (Leisure)                     12,341
  114,800 Hutchison Whampoa Ltd. (Financial Services)                1,799,535
   34,000 Hysan Development Co. Ltd. (Retailers)                        35,385
    5,500 Johnson Electric Holdings Ltd. (Electrical Equipment)         35,511
   86,000 Kerry Properties Ltd. (Real Estate)                          103,316
    6,800 Kowloon Motor Bus Holdings Ltd. (Transportation)              14,241
   12,000 South China Morning Post Holdings Ltd. (Publishing)           11,949
   71,200 Sun Hung Kai Properties Ltd. (Real Estate)                   642,665
   38,800 Swire Pacific Ltd. (Multi-Industrial)                        185,951
   21,000 Television Broadcasts Ltd. (Media)                           171,337
   83,000 Wharf Holdings Co. Ltd. (Real Estate)                        142,370
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

  Shares  Description                                              Value

 Common Stocks - (continued)
  Hong Kong - (continued)
  130,000 Wheelock & Co. Ltd. (Real Estate)                  $     86,857
   32,000 Wing Lung Bank (Financial Services)                     114,713
   39,000 Yue Yuen Industrial Holdings (Apparel)                   74,914
                                                             ------------
                                                                6,765,228
 ------------------------------------------------------------------------
  Italy - 5.2%
   86,429 Assicurazioni Generali (Insurance)                    2,354,453
   68,182 Banca Commerciale Italiana (Banks)                      289,291
  768,339 Banca Intesa SpA (Banks)                              2,822,863
  178,600 CIR-Compagnie Industriali Riunite SpA (Multi-
          Industrial)                                           1,019,566
  330,500 Enel SpA* (Utilities)                                 1,303,487
  888,700 ENI SpA (Energy Resources)                            4,139,180
   23,400 Fiat SpA (Auto)                                         713,042
  171,300 Ifil (Finanziara di Partecipazioni) SpA (Multi-
          Industrial)                                           1,835,200
  121,100 Immsi SpA* (Real Estate)                                277,928
   65,500 Mediaset SpA (Broadcasting)                           1,591,673
  345,300 Montedison SpA (Multi-Industrial)                       607,675
   70,800 San Paolo-IMI SpA (Banks)                             1,119,668
  121,100 Sirti SpA (Construction)                                286,103
   14,100 Societa Assicuratrice Industriale (Insurance)           116,523
  278,600 Telecom Italia Mobile SpA (Telecommunications)        3,801,453
  204,925 Telecom Italia SpA (Telecommunications)               3,598,462
                                                             ------------
                                                               25,876,567
 ------------------------------------------------------------------------
  Japan - 30.6%
   41,000 77 Bank Ltd. (Banks)                                    302,971
   21,900 Acom Co. (Financial Services)                         2,323,829
   80,000 Alps Electric Co. (Electrical Utilities)                727,306
   26,900 Aoyama Trading Co. Ltd. (Specialty Retail)              379,687
    2,600 Benesse Corp. (Business Services)                       520,544
   22,000 Canon Sales Co., Inc. (Business Services)               290,304
   72,000 Canon, Inc. (Computer Hardware)                       2,994,403
      273 Central Japan Railway Co. (Railroads)                 1,674,496
   61,000 Chiba Bank Ltd. (Banks)                                 263,130
   10,000 Chuo Trust & Bank (Financial Services)                   51,235
  123,000 Cosmo Oil Co. Ltd. (Energy Resources)                   134,322
  136,000 Dai Nippon Printing Co. Ltd. (Business Services)      2,035,947
   95,000 Dai-Ichi Kangyo Bank Ltd. (Banks)                       752,150
  271,000 Daicel Chemical Industries (Chemicals)                  900,168
   80,000 Daiichi Pharmaceutical Co. (Health)                   1,037,448
  248,000 Daikyo Inc.* (Real Estate)                              458,152
  157,000 Dainippon Pharmaceutical Co. Ltd. (Health)            1,221,595
 ------------------------------------------------------------------------

  Shares  Description                                                     Value

 Common Stocks - (continued)
  Japan - (continued)
   25,700 Daito Trust Construction Co. Ltd. (Construction)          $    334,450
   66,000 Daiwa Securities Group, Inc. (Financial Services)            1,048,096
  201,000 Denki Kagaku Kogyo Kabushiki Kaisha (Chemicals)                546,926
   14,100 FANUC Ltd. (Electronics Equipment)                           1,372,981
  234,000 Fuji Heavy Industries Ltd. (Auto)                            1,492,779
   90,000 Fujitsu Ltd. (Computer Hardware)                             2,989,489
   53,000 Hitachi Chemical Co. Ltd. (Chemicals)                        1,109,342
  338,000 Hitachi Ltd. (Electrical Equipment)                          4,610,839
  132,000 Hitachi Metals Ltd. (Metals)                                   711,143
  100,000 Honda Motor Co. Ltd. (Auto)                                  3,276,152
  164,000 Izumiya Co. Ltd. (Merchandising)                               974,583
       70 Japan Tobacco, Inc. (Tobacco)                                  500,068
   51,000 JUSCO Co. Ltd. (Merchandising)                                 717,996
   94,000 Kaken Pharmaceutical Co. Ltd. (Health)                         551,759
   70,000 Kamigumi Co. Ltd. (Business Services)                          273,923
    4,300 KDD Corp. (Telecommunications)                                 401,101
   39,000 Kokuyo Co. Ltd. (Specialty Retail)                             424,125
    3,200 Konami Co. Ltd. (Computer Software)                            563,498
  165,000 Konica Corp. (Multi-Industrial)                                738,772
  323,000 KUBOTA Corp. (Machinery)                                       940,620
   24,700 Kyocera Corp. (Electrical Utilities)                         4,185,412
   24,500 Kyushu Electric Power Co., Inc. (Utilities)                    291,186
  162,000 Matsushita Electric Industrial Co. Ltd. (Appliance)          4,717,659
  274,000 Mazda Motor Corp. (Auto)                                       795,432
   20,900 Meitec Corp. (Business Services)                               599,126
  212,000 Mitsubishi Corp. (Wholesale)                                 1,564,654
  522,000 Mitsubishi Electric (Electrical Equipment)                   4,622,159
  176,000 Mitsubishi Heavy Industries Ltd. (Machinery)                   482,104
   62,000 Mitsubishi Trust & Banking (Banks)                             423,170
  254,000 Mitsui Co. (Wholesale)                                       1,571,825
   78,000 Mitsui Soko Co. Ltd. (Business Services)                       168,230
   20,000 Mitsumi Electric Co. Ltd. (Electrical Equipment)               766,256
   14,000 Murata Manufacturing Co. Ltd. (Electronics Equipment)        2,665,332
    1,500 Nintendo Co. Ltd. (Entertainment)                              327,479
  333,000 Nippon Express Co. Ltd. (Railroads)                          2,224,344
  330,000 Nippon Oil Co. Ltd. (Energy Resources)                       1,159,212
  220,000 Nippon Suisan Kaisha Ltd. (Food & Beverage)                    330,345
      899 Nippon Telephone & Telegraph Corp. (Telecommunications)     12,435,546
  169,000 Nisshinbo Industries Inc. (Textiles)                           635,182
       46 NTT Mobile Communications Network, Inc.
          (Telecommunications)                                         1,854,484
   52,000 Oji Paper Co. Ltd. (Paper)                                     249,388
 -------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares  Description                                                  Value

 Common Stocks - (continued)
  Japan - (continued)
   37,000 Olympus Optical Co. Ltd. (Specialty Retail)            $    493,288
    8,500 ORIX Corp. (Financial Services)                           1,469,718
   17,200 Promise Co. Ltd. (Financial Services)                     1,269,436
  142,000 Ricoh Co. Ltd. (Computer Hardware)                        2,547,045
    3,900 Rohm Co. (Electronics Equipment)                          1,265,277
   35,000 Sankyo Co. Ltd. (Health)                                    724,621
   80,000 Sanyo Electric Co. Ltd. (Electrical Equipment)              326,159
   14,000 Secom Co. Ltd. (Business Services)                        1,253,674
   56,000 Sharp Corp. (Electrical Equipment)                        1,172,134
   11,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)                     595,623
   21,000 Shionogi & Co. Ltd. (Health)                                300,041
   50,000 Shiseido Co. Ltd. (Consumer Products)                       601,538
   55,000 Showa Denko KK (Chemicals)                                   70,073
  397,000 Snow Brand Milk Products Co. Ltd. (Food & Beverage)       1,665,532
    6,200 Softbank Corp. (Business Services)                        9,027,620
   22,800 Sony Corp. (Electrical Equipment)                         6,743,413
  137,000 Sumitomo Osaka Cement Co. Ltd. (Construction)               513,664
  328,000 Sumitomo Realty & Development Co. Ltd. (Real Estate)        993,985
   90,000 Suzuki Motor Corp. (Auto)                                 1,455,431
  179,000 Taiheiyo Cement Corp. (Construction)                        270,410
   17,000 Taisho Pharmaceutical Co. Ltd. (Drugs)                      479,592
   44,000 Takeda Chemical Industries Ltd. (Drugs)                   2,482,595
   21,500 Takefuji Corp. (Financial Services)                       2,807,708
  140,000 The Asahi Bank Ltd. (Banks)                                 592,438
  150,000 The Bank of Fukuoka Ltd. (Banks)                            836,784
  232,000 The Bank of Tokyo-Mitsubishi Ltd. (Banks)                 2,839,696
  152,000 The Bank of Yokohama Ltd. (Commercial Banks)                542,240
  172,000 The Fuji Bank Ltd. (Banks)                                1,339,873
  352,000 The Industrial Bank of Japan Ltd. (Banks)                 2,751,677
   18,000 The Nomura Securities Co. Ltd. (Financial Services)         507,804
  290,000 The Sakura Bank Ltd. (Banks)                              1,654,730
  133,000 The Sumitomo Bank Ltd. (Banks)                            1,569,832
   98,000 The Sumitomo Trust & Banking Co. Ltd. (Banks)               553,834
   75,000 Tokyo Electric Power (Electrical Utilities)               1,638,076
    9,000 Tokyo Electron Ltd. (Electrical Equipment)                1,371,889
  144,000 Toppan Printing Co. Ltd. (Business Services)              1,419,229
  185,000 Toshiba Corp. (Electrical Equipment)                      1,510,170
   99,000 Toyo Seikan Kaisha (Multi-Industrial)                     1,292,852
  221,000 Toyota Motor Corp. (Auto)                                 8,829,139
      328 West Japan Railway (Railroads)                              979,060
 ----------------------------------------------------------------------------

  Shares    Description                                                  Value

 Common Stocks - (continued)
  Japan - (continued)
     21,000 Yamato Transport Co. Ltd. (Transportation)             $    558,038
    130,000 Yokogawa Electric Corp. (Electronics Equipment)           1,179,506
                                                                   ------------
                                                                    152,210,298
 ------------------------------------------------------------------------------
  Netherlands - 5.3%
    156,600 ABN AMRO Holding NV (Banks)                               3,246,701
     10,300 DSM NV (Chemicals)                                          338,393
     90,936 ING Groep NV (Financial Services)                         4,605,456
     38,582 Koninklijke Ahold NV (Merchandising)                        897,375
      4,800 Koninklijke Luchtvaart Maatschappij NV (Airlines)            89,564
     70,100 Koninklijke Nedlloyd NV (Railroads)                       1,608,818
     34,486 Koninklijke Royal Philips Electronics NV (Appliance)      6,393,243
     29,700 Koninklijke Wessanen NV (Food & Beverage)                   320,765
     22,846 KPN NV (Telecommunications)                               2,909,113
    112,100 Royal Dutch Petroleum Co. (Energy Resources)              5,868,640
                                                                   ------------
                                                                     26,278,068
 ------------------------------------------------------------------------------
  Portugal - 0.3%
     57,400 Banco Comercial Portugues SA (Banks)                        300,555
     30,800 Banco Espirito Santo SA (Banks)                             801,021
      7,300 EDP-Electricidade de Portugal SA (Electrical
            Utilities)                                                  145,926
      7,000 Semapa-Sociedade de Investimento e Gestao AG
            (Building Materials)                                        116,102
                                                                   ------------
                                                                      1,363,604
 ------------------------------------------------------------------------------
  Singapore - 5.5%
    586,000 ACMA Ltd. (Telecommunications)                              469,208
    198,000 City Developments (Real Estate)                             804,178
  1,061,000 Comfort Group Ltd. (Railroads)                              474,018
     28,000 Creative Technology Ltd. (Electrical Equipment)             609,225
     19,000 Cycle & Carriage Ltd. (Auto)                                 41,892
    466,970 DBS Group Holdings Ltd. (Banks)                           5,771,083
    177,000 Fraser & Neave Ltd. (Tobacco)                               492,950
     38,000 Haw Par Corp. Ltd. (Multi-Industrial)                        64,822
     57,000 Hotel Properties Ltd. (Leisure)                              50,270
     63,000 Keppel Corp. Ltd. (Multi-Industrial)                        141,097
    140,000 Keppel TatLee Bank Ltd. (Financial Services)                287,554
    415,000 Marco Polo Development Ltd. (Real Estate)                   443,052
    413,000 NatSteel Ltd. (Steel)                                       819,530
    420,250 Oversea-Chinese Banking Corp. Ltd. (Banks)                2,657,804
     81,000 Pacific Carriers Ltd. (Transportation)                       45,117
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

  Shares    Description                                                  Value

 Common Stocks - (continued)
  Singapore - (continued)
    208,000 Sembcorp Industries Ltd. (Business Services)           $    194,302
    310,000 Sembcorp Marine Ltd. (Manufacturing)                        244,619
    482,400 Singapore Airlines Ltd. (Airlines)                        4,478,329
    119,000 Singapore Press Holdings Ltd. (Publishing)                2,278,503
    914,000 Singapore Technologies Engineering Ltd. (Machinery)       1,118,967
  1,544,700 Singapore Telecommunications Ltd.
            (Telecommunications)                                      2,509,521
     60,000 Times Publishing Ltd. (Publishing)                          122,541
    286,300 United Engineers (Construction)                             272,429
  1,064,000 United Industrial Corp. Ltd. (Real Estate)                  463,011
    364,115 United Overseas Bank Ltd. (Banks)                         2,302,787
     19,000 Venture Manufacturing Ltd. (Electrical Equipment)           285,524
     72,000 WBL Corp. Ltd. (Electronics Equipment)                      183,812
                                                                   ------------
                                                                     27,626,145
 ------------------------------------------------------------------------------
  Spain - 7.1%
     63,600 Banco Bilbao Vizcaya SA (Banks)                             926,075
    698,400 Banco Santander Central Hispano SA (Banks)                7,340,789
     39,600 Compania Espanola de Petroleos SA (Energy Resources)        379,954
     42,000 Dragados Y Construcciones SA (Construction)                 374,631
    224,400 Endesa SA (Electrical Utilities)                          4,754,063
      5,700 Gas Natural SDG SA (Gas Utilities)                          114,877
     40,900 Iberdrola SA (Utilities)                                    513,901
    306,650 Repsol SA (Energy Resources)                              5,810,554
    421,113 Telefonica de Espana SA* (Telecommunications)            12,121,462
    158,500 Union Electric Fenosa (Utilities)                         3,286,092
                                                                   ------------
                                                                     35,622,398
 ------------------------------------------------------------------------------
  Sweden - 3.7%
    121,900 Electrolux AB (Appliance)                                 2,298,160
    114,400 Ericsson Telecommunications Series B (Electrical
            Equipment)                                               10,966,819
     11,800 Granges AB (Metals)                                         222,463
     21,600 Mo och Domsjoe AB Series B (Paper)                          612,066
     47,124 Nordic Baltic Holding AB FDR (Financial Services)           252,201
     72,200 Sandvik AB Series B (Manufacturing)                       1,938,643
     67,800 Svenska Cellulosa AB Series B (Paper)                     1,653,942
      6,800 Volvo AB Series A (Auto)                                    150,732
     21,507 Volvo AB Series B (Auto)                                    507,449
                                                                   ------------
                                                                     18,602,475
 ------------------------------------------------------------------------------

  Shares  Description                                                  Value

 Common Stocks - (continued)
  Switzerland - 4.4%
    1,879 Baloise Holdings Ltd. (Insurance)                      $  1,465,767
      925 Compagnie Financiere Richemont AG (Multi-Industrial)      2,136,964
   19,596 Credit Suisse Group (Banks)                               3,121,955
    1,874 Forbo Holding AG (Building Materials)                       771,416
    2,729 George Fischer AG (Machinery)                               815,507
      149 Jelmoli Holding AG (Merchandising)                          190,441
    1,059 Nestle SA (Food & Beverage)                               1,787,559
       90 Pargesa Holding AG (Financial Services)                     170,117
      294 Roche Holding AG (Health)                                 3,171,989
       67 Roche Holding AG-CHF100 (Health)                            804,080
      205 Schindler Holding AG-PTG Certificates (Machinery)           295,229
      909 Sika Finanz AG (Chemicals)                                  300,545
    2,261 Sulzer AG (Industrial Equipment)                          1,474,772
      474 Swiss Re (Property Insurance)                               762,837
    9,489 Swisscom AG (Telecommunications)                          3,097,519
      672 The Swatch Group AG (Specialty Retail)                      145,973
      162 The Swatch Group AG Series B (Specialty Retail)             174,394
    3,849 Valora Holding AG (Merchandising)                         1,108,623
                                                                 ------------
                                                                   21,795,687
 ----------------------------------------------------------------------------
  United Kingdom - 11.1%
   16,800 3i Group PLC (Financial Services)                           300,496
   63,900 Allied Zurich PLC (Insurance)                               538,189
   50,900 AMEC PLC (Construction)                                     124,953
   55,400 Amvescap PLC (Financial Services)                           631,461
  229,700 Arjo Wiggins Appleton PLC (Paper)                           562,072
   50,700 AstraZeneca Group PLC (Health)                            1,656,829
   73,300 Barclays PLC (Banks)                                      1,760,835
   20,701 Bass PLC (Food & Beverage)                                  218,960
   93,307 BG Group PLC (Utilities)                                    410,977
  589,400 BP Amoco PLC (Energy Resources)                           4,422,250
   70,500 British American Tobacco PLC (Tobacco)                      288,263
   37,900 British Sky Broadcasting Group PLC (Broadcasting)           968,093
  292,400 British Telecom PLC (Telecommunications)                  5,100,808
  105,500 Centrica PLC (Utilities)                                    355,174
  239,400 Corus Group PLC (Metals)                                    394,948
   67,160 Daily Mail & General Trust (Broadcasting)                 1,219,292
   31,800 Diageo PLC (Tobacco)                                        243,483
  171,885 FKI PLC (Electrical Equipment)                              738,085
  142,936 George Wimpey PLC (Construction)                            230,166
  100,880 Glaxo Wellcome PLC (Health)                               2,419,146
   25,200 Granada Group PLC (Leisure)                                 253,817
   44,200 Hays PLC (Business Services)                                292,691
  236,977 HSBC Holdings PLC (Banks)                                 2,775,936
   49,000 Imperial Chemical Industries PLC (Chemicals)                377,498
 ----------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares    Description                                                  Value

 Common Stocks - (continued)
  United Kingdom - (continued)
    305,100 Invensys PLC (Electrical Utilities)                    $  1,400,429
     23,700 Johnson Matthey PLC (Diversified Industrial
            Manufacturing)                                              269,763
     23,944 Kingfisher Group (Merchandising)                            177,662
     43,412 Lex Service PLC (Business Services)                         227,877
     65,200 Lloyds TSB Group PLC (Banks)                                577,958
     11,100 Logica PLC (Business Services)                              476,641
     24,000 Lonmin PLC (Mining)                                         257,644
     33,700 National Power PLC (Utilities)                              199,508
     57,500 NFC PLC (Business Services)                                 305,005
    221,700 Norwich Union PLC (Insurance)                             1,368,490
     19,400 Pearson PLC (Broadcasting)                                  652,350
     46,882 Premier Farnell PLC (Electrical Utilities)                  325,685
     40,400 Racal Electronics PLC (Electrical Equipment)                265,641
     27,800 Rio Tinto PLC (Mining)                                      410,351
     23,900 RMC Group PLC (Construction)                                275,436
    116,425 Royal Bank of Scotland Group PLC (Banks)                  1,510,574
     58,100 Slough Estates PLC (Real Estate)                            256,364
    304,046 Smith & Nephew PLC (Health)                                 902,395
     38,700 Smith Group (Merchandising)                                 193,368
    155,200 SmithKline Beecham PLC (Health)                           1,744,500
          1 Tarmac (Construction)                                             9
     37,308 Thames Water (Business Services)                            403,452
     91,058 The Peninsular & Oriental Steam Navigation Co. (Ship
            Transportation)                                             991,897
     23,300 The Sage Group PLC (Business Services)                      293,902
     58,466 Unilever PLC (Food & Beverage)                              348,184
     66,300 United News & Media PLC (Publishing)                        883,396
     62,600 United Utilities PLC (Business Services)                    646,326
  2,229,992 Vodafone AirTouch PLC (Telecommunications)               12,480,125
    165,567 Williams PLC (Electrical Utilities)                         671,749
     51,300 Wolseley PLC (Construction)                                 244,581
     19,800 WPP Group PLC (Business Services)                           381,819
                                                                   ------------
                                                                     55,427,503
 ------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $415,808,908)                                              $484,801,640
 ------------------------------------------------------------------------------

  Shares Description                                                     Value

 Preferred Stocks - 0.5%
  France - 0.1%
   4,400 Etablissements Economiques du Casino Guichard-Perrachon
         SA (Merchandising)                                        $    256,485
 ------------------------------------------------------------------------------
  Germany - 0.4%
   9,150 Dyckerhoff AG (Construction)                                   232,054
  16,750 MAN AG (Machinery)                                             336,770
   8,150 RWE AG (Multi-Industrial)                                      220,839
   1,750 SAP AG (Computer Software)                                   1,456,333
                                                                   ------------
                                                                      2,245,996
 ------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $2,529,529)                                                $  2,502,481
 ------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                               Value
 Short-Term Obligation - 1.7%
  Federal National Mortgage Association+
  $1,500,000            5.61%                        03/09/2000                     $  1,498,130
  State Street Bank & Trust Euro-Time Deposit
   6,821,000            5.75                         03/01/2000                        6,821,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $8,319,130)                                                                 $  8,319,130
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $426,657,567)                                                               $495,623,251
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
 + A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

                                        Percentage
                                         of Total
                                        Net Assets
 Common and Preferred Stock Industry Classifications+
  Airlines                                  1.2%
  Appliance                                 2.7
  Auto                                      5.8
  Banks                                    13.5
  Broadcasting                              1.0
  Building Materials                        0.2
  Business Services                         4.1
  Chemicals                                 1.8
  Commercial Banks                          0.1
  Computer Hardware                         1.7
  Computer Software                         0.4
  Construction                              1.2
  Consumer Products                         0.1
  Diversified Industrial Manufacturing      0.1
  Drugs                                     0.6
  Electrical Equipment                      9.5
  Electrical Utilities                      2.8
  Electronics Equipment                     1.3
  Energy Resources                          4.9
  Entertainment                             0.1
  Financial Services                        3.6
  Food & Beverage                           1.0
  Health                                    3.4
  Industrial Equipment                      0.3
  Industrial Services                       0.1
  Insurance                                 2.7
  Leisure                                   0.1
  Machinery                                 1.4
  Manufacturing                             0.5
  Merchandising                             1.5
  Metals                                    0.3
  Mining                                    0.1
  Multi-Industrial                          1.6
  Paper                                     0.7
  Property Insurance                        0.1
  Publishing                                0.7
  Railroads                                 1.4
  Real Estate                               1.2
  Ship Transportation                       0.2
  Specialty Retail                          0.6
  Steel                                     0.4
  Telecommunications                       19.6
  Textiles                                  0.1
  Tobacco                                   0.4
  Transportation                            0.1
  Utilities                                 1.9
  Wholesale                                 0.7
 ----------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK         97.8%
 ----------------------------------------------------

 + Industry concentrations greater than one tenth of one percent are dis-closed.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Assets and Liabilities
February 29, 2000 (Unaudited)

                                                                 CORE U.S.
                                                                Equity Fund
 Assets:

  Investment in securities, at value (identified cost
  $1,052,712,223, $892,968,176, $133,777,236, $280,250,360,
  and $426,657,567, respectively)                              $1,283,979,193
  Cash, at value(a)                                                 1,725,943
  Receivables:
  Investment securities sold                                              --
  Dividends and interest, at value                                  1,216,421
  Fund shares sold                                                  2,802,730
  Variation margin                                                    186,145
  Reimbursement from adviser                                           78,461
  Other assets                                                          7,940
 -----------------------------------------------------------------------------
  Total assets                                                  1,289,996,833
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                         --
  Fund shares repurchased                                           5,115,576
  Amounts owed to affiliates                                        1,238,370
  Accrued expenses and other liabilities, at value                    198,788
 -----------------------------------------------------------------------------
  Total liabilities                                                 6,552,734
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                 963,929,004
  Accumulated undistributed (distributions in excess of) net
  investment income (loss)                                           (470,429)
  Accumulated undistributed net realized gain on investment,
  futures and foreign currency related transactions                88,948,875
  Net unrealized gain (loss) on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                              231,036,649
 -----------------------------------------------------------------------------
  NET ASSETS                                                   $1,283,444,099
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per
  share:(b)
   Class A                                                             $32.66
   Class B                                                             $31.84
   Class C                                                             $31.73
   Institutional                                                       $33.06
   Service                                                             $32.48
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                         19,546,269
   Class B                                                          7,690,304
   Class C                                                          1,629,969
   Institutional                                                   10,171,011
   Service                                                            375,509
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                            39,413,062
 -----------------------------------------------------------------------------

 (a) Includes restricted cash of $1,650,000, $3,600,000, $400,000 and
     $1,230,000, respectively for the CORE U. S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds relating to initial margin requirements and collateral on futures contracts.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares of the CORE U. S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE Interna-tional Equity Funds is $34.56, $21.86, $13.77, $9.95 and $12.56, respec-
     tively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

  CORE Large Cap       CORE Small Cap       CORE Large Cap       CORE International
    Growth Fund         Equity Fund           Value Fund            Equity Fund


   $1,179,841,594       $162,829,320         $252,815,830           $495,623,251
        3,671,775            472,994            1,277,883                339,975
              --              44,165                  --                 459,972
          428,521            121,097              542,757                181,420
        7,425,349            814,537            1,020,293              1,926,582
          414,966             20,250               28,270                 94,648
           74,296             64,422               86,839                 72,468
            5,542                919                4,098                314,088
 ----------------------------------------------------------------------------------
    1,191,862,043        164,367,704          255,775,970            499,012,404
 ----------------------------------------------------------------------------------


              --               3,359                  --                     --
        1,706,035            298,189              439,720                407,992
        1,087,031            146,450              183,215                451,198
          102,917            116,463              117,652                175,529
 ----------------------------------------------------------------------------------
        2,895,983            564,461              740,587              1,034,719
 ----------------------------------------------------------------------------------


      859,214,442        127,287,882          281,797,968            414,168,217
       (2,363,648)          (135,345)             574,208               (900,064)
       45,580,689          7,577,884              121,971             15,585,598
      286,534,577         29,072,822          (27,458,764)            69,123,934
 ----------------------------------------------------------------------------------
   $1,188,966,060       $163,803,243         $255,035,383           $497,977,685
 ----------------------------------------------------------------------------------
           $20.66             $13.01                $9.40                 $11.87
           $20.26             $12.78                $9.35                 $11.79
           $20.27             $12.81                $9.36                 $11.80
           $20.81             $13.12                $9.40                 $12.00
           $20.56             $12.99                $9.40                 $11.91
 ----------------------------------------------------------------------------------
       21,648,949          4,169,056            8,225,194             12,537,295
       13,849,650          1,349,556            1,719,198              1,001,766
        6,044,031            586,122              798,083                561,913
       16,132,192          6,461,511           16,406,399             27,565,782
          143,693              4,875                1,109                  2,263
 ----------------------------------------------------------------------------------
       57,818,515         12,571,120           27,149,983             41,669,019
 ----------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statement of Operations
For the Six-Month Period Ended February 29, 2000 (Unaudited)

                                                                    CORE U.S.
                                                                   Equity Fund
  Investment income:
  Dividends(a)                                                    $   7,021,355
  Interest                                                              181,109
 ------------------------------------------------------------------------------
  Total income                                                        7,202,464
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                     4,776,862
  Distribution and Service fees(b)                                    2,214,511
  Transfer agent fees(b)                                                944,182
  Custodian fees                                                        113,673
  Registration fees                                                      60,661
  Professional fees                                                      36,655
  Trustee fees                                                            4,818
  Service share fees                                                     29,772
  Other                                                                  84,729
 ------------------------------------------------------------------------------
  Total expenses                                                      8,265,863
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived                         (593,517)
 ------------------------------------------------------------------------------
  Net expenses                                                        7,672,346
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                        (469,882)
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                            97,242,679
  Futures transactions                                              (1,170,322)
  Foreign currency related transactions                                      --
  Net change in unrealized gain (loss) on:
  Investments                                                      (27,924,628)
  Futures                                                             (203,988)
  Translation of assets and liabilities denominated in foreign
  currencies                                                                 --
 ------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment, futures
  and foreign currency transactions:                                 67,943,741
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $  67,473,859
 ------------------------------------------------------------------------------

 (a) For the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds, taxes withheld on dividends were $30,802, $13,318, $4,344 and $303,506, respectively.
 (b) Class specific Distribution and Service and Transfer Agent fees were as follows:

                             Distribution and Service
                                       Fees                           Transfer Agent Fees
                           ---------------------------- -----------------------------------------------
                           Class A   Class B   Class C  Class A  Class B  Class C Institutional Service
                           -------- ---------- -------- -------- -------- ------- ------------- -------
   CORE U.S. Equity Fund   $793,865 $1,179,868 $240,778 $603,337 $224,175 $45,748       $68,540  $2,382
   CORE Large Cap Growth
   Fund                     458,899  1,132,739  475,628  348,763  215,220  90,369        65,634     555
   CORE Small Cap Equity
   Fund                      66,239     72,993   31,747   50,341   13,868   6,032        14,086      14
   CORE Large Cap Value
   Fund                     112,650     82,071   41,074   85,614   15,594   7,804        36,220       2
   CORE International Eq-
   uity Fund                316,642     52,563   28,042  120,324    9,987   5,328        58,813       4

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

   CORE Large Cap     CORE Small Cap      CORE Large Cap      CORE International
    Growth Fund        Equity Fund          Value Fund           Equity Fund

      $ 2,930,126        $   721,554        $  2,679,740             $ 2,012,897
          580,564             44,217              55,839                 193,740
 --------------------------------------------------------------------------------
        3,510,690            765,771           2,735,579               2,206,637
 --------------------------------------------------------------------------------
        3,824,001            613,850             887,585               1,856,663
        2,067,266            170,979             235,795                 397,247
          720,541             84,341             145,234                 194,456
           88,010             64,725              37,349                 313,894
           55,270             41,870              58,588                  46,105
           34,908             36,653              37,641                  27,097
            4,817              4,818               4,006                   4,008
            6,936                169                  30                      52
           23,724             18,463              53,782                  39,158
 --------------------------------------------------------------------------------
        6,825,473          1,035,868           1,460,010               2,878,680
 --------------------------------------------------------------------------------
         (951,135)          (134,752)           (185,449)               (159,408)
 --------------------------------------------------------------------------------
        5,874,338            901,116           1,274,561               2,719,272
 --------------------------------------------------------------------------------
       (2,363,648)          (135,345)          1,461,018                (512,635)
 --------------------------------------------------------------------------------
       46,333,786         14,155,913             756,250              21,083,565
         (875,038)           623,556            (530,980)              1,185,642
              126                 --                  --                (132,506)
      158,117,111         21,643,363         (28,846,799)             27,487,237
         (170,421)            15,394              (5,696)                179,522
               --                 --                  --                 (57,000)
 --------------------------------------------------------------------------------
      203,405,564         36,438,226         (28,627,225)             49,746,460
 --------------------------------------------------------------------------------
     $201,041,916        $36,302,881        $(27,166,207)            $49,233,825
 --------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Six-Month Period Ended February 29, 2000 (Unaudited)

                                                                  CORE U.S.
                                                                 Equity Fund
  From operations:
  Net investment income (loss)                                  $     (469,882)
  Net realized gain on investment, futures and foreign
  currency related transactions                                     96,072,357
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
  foreign currencies                                               (28,128,616)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                        67,473,859
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                                      (24,748)
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                               (663,265)
   Service shares                                                           --
  In excess of net investment income
   Class A shares                                                           --
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                               (116,862)
   Service shares                                                           --
  From net realized gain on investment, futures and foreign
  currency transactions
   Class A shares                                                  (62,600,563)
   Class B shares                                                  (24,209,721)
   Class C shares                                                   (4,880,735)
   Institutional shares                                            (33,286,059)
   Service shares                                                   (1,192,519)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                             (126,974,472)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    186,331,685
  Reinvestment of dividends and distributions                      119,256,213
  Cost of shares repurchased                                      (181,070,477)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from share
  transactions                                                     124,517,421
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                         65,016,808
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                            1,218,427,291
 ------------------------------------------------------------------------------
  End of period                                                 $1,283,444,099
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
  investment income (loss)                                      $     (470,429)
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

  CORE Large Cap     CORE Small Cap      CORE Large Cap       CORE International
   Growth Fund        Equity Fund          Value Fund            Equity Fund
  $   (2,363,648)      $   (135,345)       $  1,461,018             $   (512,635)
      45,458,874         14,779,469             225,270               22,136,701
     157,946,690         21,658,757         (28,852,495)              27,609,759
 --------------------------------------------------------------------------------
     201,041,916         36,302,881         (27,166,207)              49,233,825
 --------------------------------------------------------------------------------
              --                               (323,998)                (341,260)
              --                 --              (1,445)                 (14,206)
              --                 --                (550)                  (6,935)
              --                 --          (1,039,026)              (1,762,436)
              --                 --                 (39)                    (128)
              --                 --                  --                 (144,547)
              --                 --                  --                   (6,017)
              --                 --                  --                   (2,937)
              --                 --                  --                 (746,509)
              --                 --                  --                      (54)
      (1,696,595)                --          (1,086,282)              (2,715,591)
      (1,073,168)                --            (203,809)                (240,852)
        (451,184)                --            (103,225)                (124,888)
      (1,514,955)                --          (2,175,304)              (6,459,250)
         (13,169)                --                (136)                    (559)
 --------------------------------------------------------------------------------
      (4,749,071)                --          (4,933,814)             (12,566,169)
 --------------------------------------------------------------------------------
     255,701,150         29,052,985          52,886,039              136,816,692
       3,616,319                 --           1,989,045                4,464,163
    (137,670,055)       (36,895,099)        (70,860,603)             (79,776,887)
 --------------------------------------------------------------------------------
     121,647,414         (7,842,114)        (15,985,519)              61,503,968
 --------------------------------------------------------------------------------
     317,940,259         28,460,767         (48,085,540)              98,171,624
 --------------------------------------------------------------------------------
     871,025,801        135,342,476         303,120,923              399,806,061
 --------------------------------------------------------------------------------
  $1,188,966,060       $163,803,243        $255,035,383             $497,977,685
 --------------------------------------------------------------------------------
  $   (2,363,648)      $   (135,345)       $    574,208             $   (900,064)
 --------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Seven-Month Period Ended August 31, 1999

                                                                  CORE U.S.
                                                                 Equity Fund
  From operations:
  Net investment income (loss)                                  $      804,328
  Net realized gain from investment, futures and foreign
  currency related transactions                                    107,937,721
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
  foreign currencies                                               (67,177,513)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              41,564,536
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                                           --
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                                     --
   Service shares                                                           --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                                       --
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    319,448,902
  Reinvestment of dividends and distributions                               --
  Cost of shares repurchased                                      (246,210,936)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from share
  transactions                                                      73,237,966
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                        114,802,502
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                            1,103,624,789
 ------------------------------------------------------------------------------
  End of period                                                 $1,218,427,291
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income               $      804,328
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

    CORE Large Cap     CORE Small Cap    CORE Large Cap    CORE International
     Growth Fund        Equity Fund        Value Fund         Equity Fund
     $    (680,556)      $    (36,586)    $   1,640,665         $   2,765,109
        22,317,402         12,113,209         3,498,419            11,791,065
        20,792,182        (11,401,516)        1,503,309            19,565,769
 -----------------------------------------------------------------------------
        42,429,028            675,107         6,642,393            34,121,943
 -----------------------------------------------------------------------------
               --                  --          (229,621)               (2,101)
               --                  --           (19,258)                   --
               --                  --            (7,228)                   --
               --                  --          (950,208)                   --
               --                  --                (5)                   --
 -----------------------------------------------------------------------------
               --                  --        (1,206,320)               (2,101)
 -----------------------------------------------------------------------------
       351,963,413         32,163,634       299,579,334            76,300,041
                --                 --           301,711                 2,066
      (127,065,442)       (46,364,918)      (62,866,712)         (112,849,452)
 -----------------------------------------------------------------------------
       224,897,971        (14,201,284)      237,014,333           (36,547,345)
 -----------------------------------------------------------------------------
       267,326,999        (13,526,177)      242,450,406            (2,427,503)
 -----------------------------------------------------------------------------
       603,698,802        148,868,653        60,670,517           402,233,564
 -----------------------------------------------------------------------------
     $ 871,025,801       $135,342,476     $ 303,120,923         $ 399,806,061
 -----------------------------------------------------------------------------
     $          --       $         --     $     478,248         $   2,637,600
 -----------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Year Ended January 31, 1999

                                                                  CORE U.S.
                                                                 Equity Fund
  From operations:
  Net investment income (loss)                                  $    2,036,756
  Net realized gain (loss) from investment, futures and
  foreign currency related transactions                             27,478,562
  Net change in unrealized gain (loss) on investments, futures
  and foreign currency related transactions                        176,422,425
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                       205,937,743
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                                      (627,909)
  Class B shares                                                            --
  Class C shares                                                            --
  Institutional shares                                              (1,448,951)
  Service shares                                                       (34,929)
  In excess of net investment income
  Class A shares                                                      (111,425)
  Class B shares                                                            --
  Class C shares                                                            --
  Institutional shares                                                (257,121)
  Service shares                                                        (6,198)
  From net realized gain on investment, futures and foreign
  currency related transactions
  Class A shares                                                   (10,973,418)
  Class B shares                                                    (2,631,225)
  Class C shares                                                      (453,366)
  Institutional shares                                              (6,196,732)
  Service shares                                                      (222,218)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                              (22,963,492)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    472,932,540
  Reinvestment of dividends and distributions                       21,759,127
  Cost of shares repurchased                                      (248,643,259)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions     246,048,408
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                   429,022,659
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                                                674,602,130
 ------------------------------------------------------------------------------
  End of year                                                   $1,103,624,789
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
  investment income                                             $           --
 ------------------------------------------------------------------------------

 (a) Commencement date of operations was December 31, 1998 for all share clas-ses.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

    CORE Large Cap     CORE Small Cap    CORE Large Cap    CORE International
     Growth Fund        Equity Fund        Value Fund(a)      Equity Fund
     $     (15,644)      $    173,270       $    37,422         $   1,407,352
       (16,923,839)       (18,927,424)          (32,964)           (8,586,417)
       102,776,431         18,052,638          (109,578)           21,848,298
 -----------------------------------------------------------------------------
        85,836,948           (701,516)         (105,120)           14,669,233
 -----------------------------------------------------------------------------
               --             (47,356)               --              (250,453)
               --                  --                --                    --
               --                  --                --                    --
               --            (125,897)               --              (808,555)
               --                 (17)               --                   (35)
               --              (6,981)               --                    --
               --                  --                --                    --
               --                  --                --                    --
         (125,793)            (18,557)               --                    --
             (218)                 (3)               --                    --
          (10,120)                 --                --                    --
           (4,694)                 --                --                    --
           (1,573)                 --                --                    --
          (12,174)                 --                --                    --
              (85)                 --                --                    --
 -----------------------------------------------------------------------------
         (154,657)           (198,811)               --            (1,059,043)
 -----------------------------------------------------------------------------
       502,793,514        153,543,862        62,186,814           470,437,011
            57,232             80,120                --               288,383
       (61,380,388)       (36,515,377)       (1,411,177)         (111,237,527)
 -----------------------------------------------------------------------------
       441,470,358        117,108,605        60,775,637           359,487,867
 -----------------------------------------------------------------------------
       527,152,649        116,208,278        60,670,517           373,098,057
 -----------------------------------------------------------------------------
        76,546,153         32,660,375                --            29,135,507
 -----------------------------------------------------------------------------
     $ 603,698,802       $148,868,653       $60,670,517         $ 402,233,564
 -----------------------------------------------------------------------------
     $    (158,558)      $    (61,646)      $    37,422         $    (153,510)
 -----------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

Notes to Financial Statements
February 29, 2000 (Unaudited)

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and the CORE International Equity Fund, collectively the "Funds" or individu-ally a "Fund". Each Fund is a diversified portfolio offering five classes of shares --Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Funds. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the Statement of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Funds are included for the seven-month period ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of each Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The CORE Small Cap Equity Fund has approximately $6,229,000 at August 31, 1999, (the Funds' tax year-end) of capital loss carryforward expiring in 2006 for Federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable law or reg-ulations.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS


   At February 29, 2000, the Funds' aggregate unrealized gains and losses based on cost for federal income tax purposes were as follows:

                    Tax            Gross           Gross       Net Unrealized
  Fund              Cost      Unrealized Gain Unrealized Loss   Gain (Loss)
 -----------------------------------------------------------------------------
  CORE U.S.
   Equity      $1,053,875,072    $331,717,829   $(101,613,708)   $230,104,121
 -----------------------------------------------------------------------------
  CORE Large
   Cap Growth     893,013,907     359,227,699     (72,400,012)    286,827,687
 -----------------------------------------------------------------------------
  CORE Small
   Cap Equity     134,744,100      43,747,651     (15,662,431)     28,085,220
 -----------------------------------------------------------------------------
  CORE Large
   Cap Value      280,367,911      17,618,472     (45,170,553)    (27,552,081)
 -----------------------------------------------------------------------------
  CORE Inter-
   national
   Equity         427,354,154     101,232,548     (32,963,451)     68,269,097
 -----------------------------------------------------------------------------

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Share-holders of Service shares bear all expenses and fees paid to service organi-zations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

 E. Foreign Currency Translations -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 F. Segregation Transactions -- The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liq-uid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to Investment Management Agreements (the "Agreements"), Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman Sachs, serves as the investment adviser to CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co., serves as the investment adviser to CORE U.S. Equity Fund. Under the Agreements, the respective adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds' business affairs, in-cluding providing facilities, the respective adviser is entitled to a manage-ment fee, computed daily and payable monthly, at an annual rate equal to .75%, .75%, .85%, .60% and .85% of the average daily net assets of CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively. For the six months ended February 29, 2000, the advisers for CORE U.S. Equity and CORE Large Cap Growth have voluntarily agreed to waive a portion of their

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

February 29, 2000 (Unaudited)

 management fee equal annually to .05% and .15%, respectively, of each Fund's average daily net assets. The advisers may discontinue or modify these waiv-ers in the future at their discretion.
   Each adviser has voluntarily agreed to limit certain "Other Expenses" for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and extraor-dinary expenses), to the extent such expenses exceed, on an annual basis, .00%, .00%, .04%, .00%, and .12% of the average daily net assets of the Funds, respectively.
   The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25% (.50% for CORE International Equity), 1.00% and 1.00% of the Funds' average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge and has advised the Funds that it retained approximately $130,000, $173,000, $32,000, $43,000 and $33,000 during the six-month period ended February 29, 2000 for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.
   Goldman Sachs also serves as the transfer agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of each Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis) of the average daily net asset value of the Service shares.
   For the six-month period ended February 29, 2000, the Funds' advisers have voluntarily agreed to waive certain fees and reimburse other expenses as fol-lows (in thousands):

  Fund                    Management Fees Waiver Reimbursement Total Waivers and Reimbursement
 ---------------------------------------------------------------------------------------------
  CORE U.S. Equity                 $319              $275                   $594
 ---------------------------------------------------------------------------------------------
  CORE Large Cap Growth            765                186                    951
 ---------------------------------------------------------------------------------------------
  CORE Small Cap Equity             --                135                    135
 ---------------------------------------------------------------------------------------------
  CORE Large Cap Value              --                185                    185
 ---------------------------------------------------------------------------------------------
  CORE International Eq-
   uity                             --                159                    159
 ---------------------------------------------------------------------------------------------

 At February 29, 2000, the amounts owed to affiliates were as follows (in thousands):

                             Management   Distribution    Transfer
  Fund                          Fees    and Service Fees Agent Fees Total
 -------------------------------------------------------------------------
  CORE U.S. Equity                 $721             $364       $153 $1,238
 -------------------------------------------------------------------------
  CORE Large Cap Growth             555              397        135  1,087
 -------------------------------------------------------------------------
  CORE Small Cap Equity             104               28         14    146
 -------------------------------------------------------------------------
  CORE Large Cap Value              127               35         21    183
 -------------------------------------------------------------------------
  CORE International Equity         340               75         36    451
 -------------------------------------------------------------------------

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the six-month period ended Febru-ary 29, 2000, were as follows:

  Fund                                Purchases                   Sales or Maturities
 ------------------------------------------------------------------------------------
  CORE U.S. Equity                   $385,165,344                        $391,819,896
 ------------------------------------------------------------------------------------
  CORE Large Cap Growth               433,197,432                         332,488,471
 ------------------------------------------------------------------------------------
  CORE Small Cap Equity                90,777,488                          95,537,415
 ------------------------------------------------------------------------------------
  CORE Large Cap Value                100,351,407                         118,869,524
 ------------------------------------------------------------------------------------
  CORE International Equity           218,413,573                         175,012,369
 ------------------------------------------------------------------------------------

 Forward Foreign Currency Exchange Contracts -- The CORE International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio posi-tions. The CORE International Equity Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inabil-ity of counterparties to meet the terms of their contracts and from unantici-pated movements in the value of a foreign currency relative to the U.S. dollar. As of February 29, 2000, there were no open forward currency con-tracts outstanding.

 Option Accounting Principles -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Funds realize a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds pur-chase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. As of February 29, 2000, there were no op-tions outstanding.
   For the six-month period ended February 29, 2000, Goldman Sachs earned ap-proximately $5,800, $3,400, $2,000, $2,300 and $15,000 of brokerage commis-
 sions from portfolio transactions, including futures transactions executed on behalf of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.

 Futures Contracts -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Funds are

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

February 29, 2000 (Unaudited)

 required to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss. At February 29, 2000, open futures contracts were as fol-lows:

                                               Number of
                                               Contracts Settlement   Market    Unrealized
  Fund                            Type           Long      Month       Value    Gain (Loss)
 ------------------------------------------------------------------------------------------
  CORE U.S. Equity Fund      S&P 500 Index        31     March 2000 $10,633,000  $(230,321)
 ------------------------------------------------------------------------------------------
  CORE Large Cap Growth
   Fund                      S&P 500 Index        67     March 2000 $22,981,000  $(338,841)
 ------------------------------------------------------------------------------------------
  CORE Small Cap Equity
   Fund                    Russell 2000 Index      2     March 2000 $   579,750  $  20,738
 ------------------------------------------------------------------------------------------
  CORE Large Cap Value
   Fund                      S&P 500 Index         4     March 2000 $ 1,372,000  $ (24,234)
 ------------------------------------------------------------------------------------------
  CORE International Eq-
   uity Fund                 FTSE 100 Index       20     March 2000 $ 1,973,374  $  36,792
                          All Ordinaries Index     9     March 2000     434,297      1,831
                           CAC-40-10EU Index      21     March 2000   1,257,746     24,739
                             IBEX 35 Index         4     March 2000     484,618     13,201
                            Hang Seng Index        4     March 2000     436,855     12,271
                              TOPIX Index         23     March 2000   3,618,965     51,918
                              MIB 30 Index         2     March 2000     479,450     41,392
                               DAX Index           8     March 2000   1,482,707     30,870
                                                                    ---------------------
                                                                    $10,168,012  $ 213,014
 ------------------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Funds participate in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment. During the six-month period ended February 29, 2000, the Funds did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at each Fund's custodian.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSAM and GSFM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At February 29, 2000, the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds had undivided interests in the repurchase agreements in the joint account which equaled $8,600,000, $20,200,000, $200,000 and $800,000, respectively, in principal amount. At February 29, 2000, the following repurchase agreements held in this joint ac-count were fully collateralized by Federal Agency obligations:

                                        Principal    Interest  Maturity   Amortized
        Repurchase Agreements             Amount       Rate      Date        Cost
 -------------------------------------------------------------------------------------
 Banc of America Securities LLC       $1,650,000,000     5.86% 03/01/00 $1,650,000,000
 -------------------------------------------------------------------------------------
 Bear Stearns Companies, Inc.            200,000,000     5.86  03/01/00    200,000,000
 -------------------------------------------------------------------------------------
 Chase Securities, Inc.                  300,000,000     5.86  03/01/00    300,000,000
 -------------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette, Inc.      500,000,000     5.85  03/01/00    500,000,000
 -------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.     812,000,000     5.86  03/01/00    812,000,000
 -------------------------------------------------------------------------------------
 Warburg Dillon Read                     800,000,000     5.86  03/01/00    800,000,000
 -------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II                            $4,262,000,000
 -------------------------------------------------------------------------------------

 8. OTHER MATTERS

 As of February 29, 2000, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 12% of the outstanding shares of the CORE U.S. Equity Fund. In addition, the following Goldman Sachs Asset Alloca-tion Portfolios were beneficial owners of the Funds (as a percentage of out-standing shares):

                              Goldman Sachs       Goldman Sachs     Goldman Sachs     Goldman Sachs    Goldman Sachs
                          Conservative Strategy Balanced Strategy Growth and Income  Growth Strategy Aggressive Growth
  Fund                          Portfolio           Portfolio     Strategy Portfolio    Portfolio    Strategy Portfolio
 ----------------------------------------------------------------------------------------------------------------------
  CORE Large Cap Growth             --%                 --%                5%               --%              --%
 ----------------------------------------------------------------------------------------------------------------------
  CORE Small Cap Equity             --                  --                11                10                6
 ----------------------------------------------------------------------------------------------------------------------
  CORE Large Cap Value              --                  --                19                20               11
 ----------------------------------------------------------------------------------------------------------------------
  CORE International Eq-
  uity                              --                  --                23                21               10
 ----------------------------------------------------------------------------------------------------------------------

 9. CHANGE IN INDEPENDENT AUDITORS

 On October 26, 1999, the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and year ended January 31, 1999, Arthur Andersen LLP's audit reports contained no ad-verse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on ac-counting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur An-dersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

February 29, 2000 (Unaudited)

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six-month period ended February 29, 2000, is as fol-lows:

                                               CORE U.S. Equity Fund
                                              ------------------------
                                                Shares      Dollars
                                              ------------------------
 Class A Shares
 Shares sold                                   2,419,610  $ 82,634,992
 Reinvestment of dividends and distributions   1,816,729    60,279,178
 Shares repurchased                           (2,644,542)  (90,927,125)
                                              ------------------------
                                               1,591,797    51,987,045
 ----------------------------------------------------------------------
 Class B Shares
 Shares sold                                   1,328,657    44,553,518
 Reinvestment of dividends and distributions     679,571    22,024,902
 Shares repurchased                             (696,213)  (23,270,819)
                                              ------------------------
                                               1,312,015    43,307,601
 ----------------------------------------------------------------------
 Class C Shares
 Shares sold                                     429,007    14,274,094
 Reinvestment of dividends and distributions     129,351     4,176,748
 Shares repurchased                             (224,386)   (7,544,332)
                                              ------------------------
                                                 333,972    10,906,510
 ----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                   1,240,380    43,181,343
 Reinvestment of dividends and distributions     941,797    31,616,126
 Shares repurchased                           (1,702,811)  (58,035,242)
                                              ------------------------
                                                 479,366    16,762,227
 ----------------------------------------------------------------------
 Service Shares
 Shares sold                                      49,271     1,687,738
 Reinvestment of dividends and distributions      35,129     1,159,259
 Shares repurchased                              (37,880)   (1,292,959)
                                              ------------------------
                                                  46,520     1,554,038
 ----------------------------------------------------------------------
 NET INCREASE (DECREASE)                       3,763,670  $124,517,421
 ----------------------------------------------------------------------

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

  CORE Large Cap Growth Fund    CORE Small Cap Equity Fund    CORE Large Cap Value Fund   CORE International Equity Fund
 --------------------------------------------------------------------------------------------------------------------------
    Shares         Dollars         Shares        Dollars        Shares        Dollars         Shares          Dollars
 --------------------------------------------------------------------------------------------------------------------------
    6,583,744   $  126,525,975     1,169,473  $   13,118,782    2,853,113  $  29,560,266       6,037,385  $     70,198,195
       82,214        1,599,043            --              --      131,909      1,371,662         264,086         3,079,248
   (2,688,451)     (52,233,107)   (2,146,698)    (24,261,906)  (3,393,269)   (34,626,636)     (4,294,512)      (49,740,908)
 --------------------------------------------------------------------------------------------------------------------------
    3,977,507       75,891,911      (977,225)    (11,143,124)    (408,247)    (3,694,708)      2,006,959        23,536,535
 --------------------------------------------------------------------------------------------------------------------------
    3,790,491       70,939,429       257,340       2,821,236      658,181      6,747,932         233,740         2,699,119
       48,350          923,956            --              --       15,579        161,845          20,441           237,117
     (831,215)     (15,593,216)     (266,263)     (2,929,179)    (331,843)    (3,399,995)       (100,708)       (1,170,164)
 --------------------------------------------------------------------------------------------------------------------------
    3,007,626       56,270,169        (8,923)       (107,943)     341,917      3,509,782         153,473         1,766,072
 --------------------------------------------------------------------------------------------------------------------------
    2,076,241       39,344,705       130,718       1,452,404      341,609      3,571,836         552,397         6,294,744
       17,989          343,770            --              --        8,851         92,039           9,233           107,195
     (557,208)     (10,453,717)     (165,516)     (1,806,451)    (316,585)    (3,289,819)       (453,925)       (5,175,190)
 --------------------------------------------------------------------------------------------------------------------------
    1,537,022       29,234,758       (34,798)       (354,047)      33,875        374,056         107,705         1,226,749
 --------------------------------------------------------------------------------------------------------------------------
      963,719       18,779,693     1,072,852      11,648,655    1,254,783     13,006,005       4,848,735        57,607,628
       37,627          736,381            --              --       35,010        363,325          88,348         1,039,862
   (3,035,876)     (59,166,908)     (693,567)     (7,870,066)  (2,848,849)   (29,542,517)     (2,022,544)      (23,690,487)
 --------------------------------------------------------------------------------------------------------------------------
   (2,034,530)     (39,650,834)      379,285       3,778,589   (1,559,056)   (16,173,187)      2,914,539        34,957,003
 --------------------------------------------------------------------------------------------------------------------------
        5,930          111,348         1,056          11,908           --             --           1,496            17,006
          680           13,169            --              --           16            174              63               741
      (11,015)        (223,107)       (2,424)        (27,497)        (160)        (1,636)            (11)             (138)
 --------------------------------------------------------------------------------------------------------------------------
       (4,405)         (98,590)       (1,368)        (15,589)        (144)        (1,462)          1,548            17,609
 --------------------------------------------------------------------------------------------------------------------------
    6,483,220   $  121,647,414      (643,029) $   (7,842,114)  (1,591,655) $ (15,985,519)      5,184,224  $     61,503,968
 --------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

February 29, 2000 (Unaudited)

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the seven-month period ended August 31, 1999, is as fol-lows:

                                               CORE U.S. Equity Fund
                                              -------------------------
                                                Shares       Dollars
                                              -------------------------
 Class A Shares
 Shares sold                                   4,480,478  $ 152,209,945
 Reinvestment of dividends and distributions          --             --
 Shares repurchased                           (4,885,988)  (165,197,641)
                                              -------------------------
                                                (405,510)   (12,987,696)
 -----------------------------------------------------------------------
 Class B Shares
 Shares sold                                   2,114,834     70,617,885
 Reinvestment of dividends and distributions          --             --
 Shares repurchased                             (424,409)   (14,199,866)
                                              -------------------------
                                               1,690,425     56,418,019
 -----------------------------------------------------------------------
 Class C Shares
 Shares sold                                     622,703     20,790,097
 Reinvestment of dividends and distributions          --             --
 Shares repurchased                             (157,393)    (5,321,657)
                                              -------------------------
                                                 465,310     15,468,440
 -----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                   2,156,813     74,023,816
 Reinvestment of dividends and distributions          --             --
 Shares repurchased                           (1,693,849)   (58,817,319)
                                              -------------------------
                                                 462,964     15,206,497
 -----------------------------------------------------------------------
 Service Shares
 Shares sold                                      53,313      1,807,159
 Reinvestment of dividends and distributions          --             --
 Shares repurchased                              (77,444)    (2,674,453)
                                              -------------------------
                                                 (24,131)      (867,294)
 -----------------------------------------------------------------------
 NET INCREASE (DECREASE)                       2,189,058  $  73,237,966
 -----------------------------------------------------------------------

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

                                                               CORE Large Cap Value
  CORE Large Cap Growth Fund    CORE Small Cap Equity Fund             Fund             CORE International Equity Fund
 ------------------------------------------------------------------------------------------------------------------------
    Shares         Dollars         Shares        Dollars        Shares      Dollars         Shares          Dollars
 ------------------------------------------------------------------------------------------------------------------------
   10,470,228   $  170,184,476     1,258,148  $   13,030,383   9,581,268  $104,106,541       4,236,762  $     43,587,990
           --               --            --              --      20,832       227,047             193             2,066
   (3,654,092)     (60,336,764)   (2,417,812)    (24,600,070) (1,624,984)  (18,072,273)     (4,760,025)      (49,081,701)
 ------------------------------------------------------------------------------------------------------------------------
    6,816,136      109,847,712    (1,159,664)    (11,569,687)  7,977,116    86,261,315        (523,070)       (5,491,645)
 ------------------------------------------------------------------------------------------------------------------------
    5,780,900       93,035,450       301,937       3,002,544   1,385,917    15,120,099         209,022         2,180,794
           --               --            --              --       1,345        14,579              --                --
     (801,603)     (12,987,080)     (473,346)     (4,654,066)    (43,481)     (468,504)       (104,302)       (1,068,660)
 ------------------------------------------------------------------------------------------------------------------------
    4,979,297       80,048,370      (171,409)     (1,651,522)  1,343,781    14,666,174         104,720         1,112,134
 ------------------------------------------------------------------------------------------------------------------------
    2,791,478       45,140,043       159,684       1,608,796     751,112     8,221,628         495,659         5,019,291
           --               --            --              --         610         6,613              --                --
     (604,096)      (9,757,233)     (189,207)     (1,825,005)    (13,955)     (152,653)       (417,071)       (4,248,461)
 ------------------------------------------------------------------------------------------------------------------------
    2,187,382       35,382,810       (29,523)       (216,209)    737,767     8,075,588          78,588           770,830
 ------------------------------------------------------------------------------------------------------------------------
    2,587,072       42,841,502     1,430,824      14,494,462  16,847,196   172,118,566       2,418,684        25,505,971
           --               --            --              --       4,958        53,468              --                --
   (2,662,983)     (43,943,062)   (1,498,950)    (15,266,801) (4,143,528)  (44,173,282)     (5,665,112)      (58,430,254)
 ------------------------------------------------------------------------------------------------------------------------
      (75,911)      (1,101,560)      (68,126)       (772,339) 12,708,626   127,998,752      (3,246,428)      (32,924,283)
 ------------------------------------------------------------------------------------------------------------------------
       47,403          761,942         2,880          27,449       1,092        12,500             553             5,995
           --               --            --              --           1             4              --                --
       (2,545)         (41,303)       (1,987)        (18,976)         --            --          (2,003)          (20,376)
 ------------------------------------------------------------------------------------------------------------------------
       44,858          720,639           893           8,473       1,093        12,504          (1,450)          (14,381)
 ------------------------------------------------------------------------------------------------------------------------
   13,951,762   $  224,897,971    (1,427,829) $  (14,201,284) 22,768,383  $237,014,333      (3,587,640) $    (36,547,345)
 ------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

February 29, 2000 (Unaudited)

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended January 31, 1999, is as follows:

                                               CORE U.S. Equity Fund
                                              -------------------------
                                                Shares       Dollars
                                              -------------------------
 Class A Shares
 Shares sold                                   8,753,952  $ 259,032,390
 Reinvestment of dividends and distributions     381,760     11,200,848
 Shares repurchased                           (5,761,134)  (166,304,148)
                                              -------------------------
                                               3,374,578    103,929,090
 -----------------------------------------------------------------------
 Class B Shares
 Shares sold                                   2,857,310     83,492,448
 Reinvestment of dividends and distributions      83,374      2,414,741
 Shares repurchased                             (501,968)   (14,454,259)
                                              -------------------------
                                               2,438,716     71,452,930
 -----------------------------------------------------------------------
 Class C Shares
 Shares sold                                     670,600     19,394,950
 Reinvestment of dividends and distributions      13,055        377,761
 Shares repurchased                              (91,806)    (2,614,971)
                                              -------------------------
                                                 591,849     17,157,740
 -----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                   3,495,701    106,922,172
 Reinvestment of dividends and distributions     252,278      7,502,432
 Shares repurchased                           (2,092,487)   (62,588,379)
                                              -------------------------
                                               1,655,492     51,836,225
 -----------------------------------------------------------------------
 Service Shares
 Shares sold                                     138,492      4,090,580
 Reinvestment of dividends and distributions       8,981        263,345
 Shares repurchased                              (89,923)    (2,681,502)
                                              -------------------------
                                                  57,550      1,672,423
 -----------------------------------------------------------------------
 NET INCREASE                                  8,118,185  $ 246,048,408
 -----------------------------------------------------------------------

 (a) Commencement date of operations was December 31, 1998 for all share clas-ses.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

                                                              CORE Large Cap Value
  CORE Large Cap Growth Fund    CORE Small Cap Equity Fund           Fund(a)          CORE International Equity Fund
 ----------------------------------------------------------------------------------------------------------------------
    Shares         Dollars         Shares        Dollars       Shares      Dollars        Shares          Dollars
 ----------------------------------------------------------------------------------------------------------------------
    8,392,008   $  114,907,937     6,683,657  $   62,993,476    659,370  $ 6,646,109      16,982,750  $    159,894,304
          775            9,734         5,387          51,508         --           --          25,532           247,660
   (2,029,343)     (26,663,301)   (1,432,586)    (14,382,982)    (3,045)     (30,471)     (6,723,268)      (65,336,060)
 ----------------------------------------------------------------------------------------------------------------------
    6,363,440       88,254,370     5,256,458      48,662,002    656,325    6,615,638      10,285,014        94,805,904
 ----------------------------------------------------------------------------------------------------------------------
    5,276,877       72,837,485       828,354       8,824,797     33,500      341,048         515,393         5,051,846
        1,075           13,374            --              --         --           --              --                --
     (577,338)      (7,608,153)     (241,316)     (2,380,103)        --           --         (67,362)         (640,971)
 ----------------------------------------------------------------------------------------------------------------------
    4,700,614       65,242,706       587,038       6,444,694     33,500      341,048         448,031         4,410,875
 ----------------------------------------------------------------------------------------------------------------------
    2,156,694       29,856,923       565,318       5,743,510     26,441      266,200         308,917         2,996,602
           93            1,154            --              --         --           --              --                --
     (183,652)      (2,472,936)     (156,900)     (1,557,935)        --           --        (107,735)       (1,051,525)
 ----------------------------------------------------------------------------------------------------------------------
    1,973,135       27,385,141       408,418       4,185,575     26,441      266,200         201,182         1,945,077
 ----------------------------------------------------------------------------------------------------------------------
   19,639,867      283,752,115     7,133,876      75,923,060  5,393,552   54,931,857      30,484,309       302,474,224
        2,288           32,678         2,982          28,592         --           --           4,168            40,723
   (1,788,450)     (24,482,623)   (1,837,364)    (18,190,952)  (136,723)  (1,380,706)     (4,511,270)      (44,208,971)
 ----------------------------------------------------------------------------------------------------------------------
   17,853,705      259,302,170     5,299,494      57,760,700  5,256,829   53,551,151      25,977,207       258,305,976
 ----------------------------------------------------------------------------------------------------------------------
      105,509        1,439,054         5,527          59,019        160        1,600           2,004            20,035
           21              292             2              20         --           --              --                --
      (11,909)        (153,375)         (339)         (3,405)        --           --              --                --
 ----------------------------------------------------------------------------------------------------------------------
       93,621        1,285,971         5,190          55,634        160        1,600           2,004            20,035
 ----------------------------------------------------------------------------------------------------------------------
   30,984,515   $  441,470,358    11,556,598  $  117,108,605  5,973,255  $60,775,637      36,913,438  $    359,487,867
 ----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE U.S. EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)        gain        income     income   realized gains    value
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, (unaudited)
  2000 - Class A Shares      $34.21     $(0.01)      $2.00        $   --     $   --       $(3.54)       $(1.55)
  2000 - Class B Shares       33.56      (0.12)       1.94            --         --        (3.54)        (1.72)
  2000 - Class C Shares       33.46      (0.11)       1.92            --         --        (3.54)        (1.73)
  2000 - Institutional
  Shares                      34.61       0.06        2.01         (0.06)     (0.02)       (3.54)        (1.55)
  2000 - Service Shares       34.05      (0.02)       1.99            --         --        (3.54)        (1.57)

 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares       32.98       0.03        1.20            --         --           --          1.23
  1999 - Class B Shares       32.50      (0.11)       1.17            --         --           --          1.06
  1999 - Class C Shares       32.40      (0.10)       1.16            --         --           --          1.06
  1999 - Institutional
  Shares                      33.29       0.11        1.21            --         --           --          1.32
  1999 - Service Shares       32.85       0.01        1.19            --         --           --          1.20

 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       26.59       0.04        7.02         (0.03)     (0.01)       (0.63)         6.39
  1999 - Class B Shares       26.32      (0.10)       6.91            --         --        (0.63)         6.18
  1999 - Class C Shares       26.24      (0.10)       6.89            --         --        (0.63)         6.16
  1999 - Institutional
  Shares                      26.79       0.20        7.11         (0.15)     (0.03)       (0.63)         6.50
  1999 - Service Shares       26.53       0.06        7.01         (0.10)     (0.02)       (0.63)         6.32
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       23.32       0.11        5.63         (0.12)        --        (2.35)         3.27
  1998 - Class B Shares       23.18       0.11        5.44            --      (0.06)       (2.35)         3.14
  1998 - Class C Shares
  (commenced August 15,
  1997)                       27.48       0.03        1.22            --      (0.14)       (2.35)        (1.24)
  1998 - Institutional
  Shares                      23.44       0.30        5.65         (0.24)     (0.01)       (2.35)         3.35
  1998 - Service Shares       23.27       0.19        5.57         (0.07)     (0.08)       (2.35)         3.26
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       19.66       0.16        4.46         (0.16)        --        (0.80)         3.66
  1997 - Class B Shares
  (commenced May 1, 1996)     20.44       0.04        3.70         (0.04)     (0.16)       (0.80)         2.74
  1997 - Institutional
  Shares                      19.71       0.30        4.51         (0.28)        --        (0.80)         3.73
  1997 - Service Shares
  (commenced June 7, 1996)    21.02       0.13        3.15         (0.13)     (0.10)       (0.80)         2.25
 ----------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.61       0.19        5.43         (0.16)        --        (0.41)         5.05
  1996 - Institutional
  Shares (commenced June
  15, 1995)                   16.97       0.16        3.23         (0.24)        --        (0.41)         2.74
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                              -----------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $32.66        5.66%(c)  $638,336         1.14%(d)          (0.01)%(d)          1.23%(d)          (0.10)%(d)     30.31%(c)
      31.84        5.24(c)    244,894         1.89(d)           (0.77)(d)           1.98(d)           (0.86)(d)      30.31(c)
      31.73        5.23(c)     51,722         1.89(d)           (0.76)(d)           1.98(d)           (0.85)(d)      30.31(c)
      33.06        5.83(c)    336,297         0.74(d)            0.39(d)            0.83(d)            0.30(d)       30.31(c)
      32.48        5.63(c)     12,195         1.24(d)           (0.11)(d)           1.33(d)           (0.20)(d)      30.31(c)

      34.21        3.73(c)    614,310         1.14(d)            0.15(d)            1.24(d)            0.05(d)       41.84(c)
      33.56        3.26(c)    214,087         1.89(d)           (0.60)(d)           1.99(d)           (0.70)(d)      41.84(c)
      33.46        3.27(c)     43,361         1.89(d)           (0.61)(d)           1.99(d)           (0.71)(d)      41.84(c)
      34.61        3.97(c)    335,465         0.74(d)            0.54(d)            0.84(d)            0.44(d)       41.84(c)
      34.05        3.65(c)     11,204         1.24(d)            0.06(d)            1.34(d)           (0.04)(d)      41.84(c)

      32.98       26.89       605,566         1.23               0.15               1.36               0.02          63.79
      32.50       26.19       152,347         1.85              (0.50)              1.98              (0.63)         63.79
      32.40       26.19        26,912         1.87              (0.53)              2.00              (0.66)         63.79
      33.29       27.65       307,200         0.69               0.69               0.82               0.56          63.79
      32.85       27.00        11,600         1.19               0.19               1.32               0.06          63.79
------------------------------------------------------------------------------------------------------------------------------
      26.59       24.96       398,393         1.28               0.51               1.47               0.32          65.89
      26.32       24.28        59,208         1.79              (0.05)              1.96              (0.22)         65.89
      26.24        4.85(c)      6,267         1.78(d)           (0.21)(d)           1.95(d)           (0.38)(d)      65.89
      26.79       25.76       202,893         0.65               1.16               0.82               0.99          65.89
      26.53       25.11         7,841         1.15               0.62               1.32               0.45          65.89
------------------------------------------------------------------------------------------------------------------------------
      23.32       23.75       225,968         1.29               0.91               1.53               0.67          37.28
      23.18       18.59(c)     17,258         1.83(d)            0.06(d)            2.00(d)           (0.11)(d)      37.28
      23.44       24.63       148,942         0.65               1.52               0.85               1.32          37.28
      23.27       15.92(c)      3,666         1.15(d)            0.69(d)            1.35(d)            0.49(d)       37.28
------------------------------------------------------------------------------------------------------------------------------
      19.66       38.63       129,045         1.25               1.01               1.55               0.71          39.35
      19.71       20.14(c)     64,829         0.65(d)            1.49(d)            0.96(d)            1.18(d)       39.35
------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from
                                        investment operations(a)      Distributions to shareholders
                                      ---------------------------- ------------------------------------

                            Net asset                                         In excess
                             value,        Net       Net realized   From net    of net                  Net increase
                            beginning  investment   and unrealized investment investment    From net    in net asset
                            of period income (loss)     gain         income     income   realized gains    value
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, (unaudited)
  2000 - Class A Shares      $17.02      $(0.03)        $3.76        $   --     $   --       $(0.09)       $3.64
  2000 - Class B Shares       16.75       (0.09)         3.69            --         --        (0.09)        3.51
  2000 - Class C Shares       16.75       (0.09)         3.70            --         --        (0.09)        3.52
  2000 - Institutional
  Shares                      17.10        0.01          3.79            --         --        (0.09)        3.71
  2000 - Service Shares       16.95       (0.04)         3.74            --         --        (0.09)        3.61

 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares       16.17       (0.01)         0.86            --         --           --         0.85
  1999 - Class B Shares       15.98       (0.07)         0.84            --         --           --         0.77
  1999 - Class C Shares       15.99       (0.07)         0.83            --         --           --         0.76
  1999 - Institutional
  Shares                      16.21        0.03          0.86            --         --           --         0.89
  1999 - Service Shares       16.11       (0.02)         0.86            --         --           --         0.84

 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares       11.97        0.01          4.19            --         --           --         4.20
  1999 - Class B Shares       11.92       (0.06)         4.12            --         --           --         4.06
  1999 - Class C Shares       11.93       (0.05)         4.11            --         --           --         4.06
  1999 - Institutional
  Shares                      11.97        0.02          4.23            --      (0.01)          --         4.24
  1999 - Service Shares       11.95       (0.01)         4.17            --         --           --         4.16

 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced May 1, 1997)     10.00        0.01          2.35         (0.01)        --        (0.38)        1.97
  1998 - Class B Shares
  (commenced May 1, 1997)     10.00       (0.03)         2.33            --         --        (0.38)        1.92
  1998 - Class C Shares
  (commenced August 15,
  1997)                       11.80       (0.02)         0.54            --      (0.01)       (0.38)        0.13
  1998 - Institutional
  Shares (commenced May 1,
  1997)                       10.00        0.01          2.35         (0.01)        --        (0.38)        1.97
  1998 - Service Shares
  (commenced May 1, 1997)     10.00       (0.02)         2.35            --         --        (0.38)        1.95

 ------------------------------------------------------------------------------
 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                              -----------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to         (loss) to      turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $20.66       21.93%(c)  $447,234         1.04%(d)          (0.36)%(d)          1.23%(d)          (0.55)%(d)     33.36%(c)
      20.26       21.51(c)    280,611         1.79(d)           (1.11)(d)           1.98(d)           (1.30)(d)      33.36(c)
      20.27       21.57(c)    122,492         1.79(d)           (1.11)(d)           1.98(d)           (1.30)(d)      33.36(c)
      20.81       22.24(c)    335,674         0.64(d)            0.05(d)            0.83(d)           (0.14)(d)      33.36(c)
      20.56       21.84(c)      2,955         1.14(d)           (0.45)(d)           1.33(d)           (0.64)(d)      33.36(c)

      17.02        5.26(c)    300,684         1.04(d)           (0.11)(d)           1.26(d)           (0.33)(d)      32.74(c)
      16.75        4.82(c)    181,626         1.79(d)           (0.87)(d)           2.01(d)           (1.09)(d)      32.74(c)
      16.75        4.75(c)     75,502         1.79(d)           (0.87)(d)           2.01(d)           (1.09)(d)      32.74(c)
      17.10        5.49(c)    310,704         0.64(d)            0.31(d)            0.86(d)            0.09(d)       32.74(c)
      16.95        5.21(c)      2,510         1.14(d)           (0.21)(d)           1.36(d)           (0.43)(d)      32.74(c)

      16.17       35.10       175,510         0.97               0.05               1.46              (0.44)         63.15
      15.98       34.07        93,711         1.74              (0.73)              2.11              (1.10)         63.15
      15.99       34.04        37,081         1.74              (0.74)              2.11              (1.11)         63.15
      16.21       35.54       295,734         0.65               0.35               1.02              (0.02)         63.15
      16.11       34.85         1,663         1.15              (0.16)              1.52              (0.53)         63.15

      11.97       23.79(c)     53,786         0.91(d)            0.12(d)            2.40(d)           (1.37)(d)      74.97(c)
      11.92       23.26(c)     13,857         1.67(d)           (0.72)(d)           2.91(d)           (1.96)(d)      74.97(c)
      11.93        4.56(c)      4,132         1.68(d)           (0.76)(d)           2.92(d)           (2.00)(d)      74.97(c)
      11.97       23.89(c)      4,656         0.72(d)            0.42(d)            1.96(d)           (0.82)(d)      74.97(c)
      11.95       23.56(c)        115         1.17(d)           (0.21)(d)           2.41(d)           (1.45)(d)      74.97(c)

-------------------------------------------------------------------------------

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from              Distributions to
                                        investment operations(a)         shareholders
                                      ---------------------------- -------------------------
                            Net asset
                             value,        Net       Net realized   From net                 Net increase
                            beginning  investment   and unrealized investment    From net    in net asset
                            of period income (loss)  gain (loss)     income   realized gains    value
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, (unaudited)
  2000 - Class A Shares      $10.23      $(0.02)        $2.80        $   --       $   --        $2.78
  2000 - Class B Shares       10.09       (0.06)         2.75            --           --         2.69
  2000 - Class C Shares       10.10       (0.06)         2.77            --           --         2.71
  2000 - Institutional
  Shares                      10.30        0.01          2.81            --           --         2.82
  2000 - Service Shares       10.22       (0.03)         2.80            --           --         2.77
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares       10.16       (0.01)         0.08            --           --         0.07
  1999 - Class B Shares       10.07       (0.05)         0.07            --           --         0.02
  1999 - Class C Shares       10.08       (0.05)         0.07            --           --         0.02
  1999 - Institutional
  Shares                      10.20        0.02          0.08            --           --         0.10
  1999 - Service Shares       10.16       (0.01)         0.07            --           --         0.06

 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares       10.59        0.01         (0.43)        (0.01)          --        (0.43)
  1999 - Class B Shares       10.56       (0.05)        (0.44)           --           --        (0.49)
  1999 - Class C Shares       10.57       (0.04)        (0.45)           --           --        (0.49)
  1999 - Institutional
  Shares                      10.61        0.04         (0.43)        (0.02)          --        (0.41)
  1999 - Service Shares       10.60        0.01         (0.44)        (0.01)          --        (0.44)
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced August 15,
  1997)                       10.00       (0.01)         0.65            --        (0.05)        0.59
  1998 - Class B Shares
  (commenced August 15,
  1997)                       10.00       (0.03)         0.64            --        (0.05)        0.56
  1998 - Class C Shares
  (commenced August 15,
  1997)                       10.00       (0.02)         0.64            --        (0.05)        0.57
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   10.00        0.01          0.65            --        (0.05)        0.61
  1998 - Service Shares
  (commenced August 15,
  1997)                       10.00        0.01          0.64            --        (0.05)        0.60

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

                                                                       Ratios assuming no voluntary waiver
                                                                         of fees or expense limitations
                                                                       -----------------------------------
                           Net assets   Ratio of        Ratio of                              Ratio of
   Net asset               at end of  net expenses   net investment        Ratio of        net investment   Portfolio
   value, end     Total      period    to average   income (loss) to     expenses to          loss to       turnover
   of period     return(b) (in 000s)   net assets  average net assets average net assets average net assets   rate
     $13.01      27.17%(c)  $54,236       1.33%(d)       (0.27)%(d)          1.52%(d)          (0.46)%(d)     62.95%(c)
      12.78      26.66(c)    17,250       2.08(d)        (1.02)(d)           2.27(d)           (1.21)(d)      62.95(c)
      12.81      26.83(c)     7,506       2.08(d)        (1.02)(d)           2.27(d)           (1.21)(d)      62.95(c)
      13.12      27.38(c)    84,747       0.93(d)         0.12(d)            1.12(d)           (0.07)(d)      62.95(c)
      12.99      27.10(c)        64       1.43(d)        (0.39)(d)           1.62(d)           (0.58)(d)      62.95(c)

      10.23      0.69(c)     52,660       1.33(d)        (0.12)(d)           1.67(d)           (0.46)(d)      52.03(c)
      10.09      0.20(c)     13,711       2.08(d)        (0.86)(d)           2.42(d)           (1.20)(d)      52.03(c)
      10.10      0.20(c)      6,274       2.08(d)        (0.86)(d)           2.42(d)           (1.20)(d)      52.03(c)
      10.30      0.98(c)     62,633       0.93(d)         0.28(d)            1.27(d)           (0.06)(d)      52.03(c)
      10.22      0.59(c)         64       1.43(d)        (0.22)(d)           1.77(d)           (0.56)(d)      52.03(c)

      10.16      (3.97)      64,087       1.31            0.08               2.00              (0.61)         75.38
      10.07      (4.64)      15,406       2.00           (0.55)              2.62              (1.17)         75.38
      10.08      (4.64)       6,559       2.01           (0.56)              2.63              (1.18)         75.38
      10.20      (3.64)      62,763       0.94            0.60               1.56              (0.02)         75.38
      10.16      (4.07)          54       1.44            0.01               2.06              (0.61)         75.38

      10.59       6.37(c)    11,118       1.25(d)        (0.36)(d)           3.92(d)           (3.03)(d)      37.65(c)
      10.56       6.07(c)     9,957       1.95(d)        (1.04)(d)           4.37(d)           (3.46)(d)      37.65(c)
      10.57       6.17(c)     2,557       1.95(d)        (1.07)(d)           4.37(d)           (3.49)(d)      37.65(c)
      10.61       6.57(c)     9,026       0.95(d)         0.15(d)            3.37(d)           (2.27)(d)      37.65(c)
      10.60       6.47(c)         2       1.45(d)         0.40(d)            3.87(d)           (2.02)(d)      37.65(c)

-------------------------------------------------------------------------------

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from            Distributions to
                                      investment operations(a)        shareholders
                                      ------------------------- -------------------------
                            Net asset                                                     Net increase
                             value,      Net      Net realized   From net                  (decrease)
                            beginning investment and unrealized investment    From net    in net asset
                            of period   income    gain (loss)     income   realized gains    value
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, (unaudited)
  2000 - Class A Shares      $10.55     $0.04        $(1.03)      $(0.04)      $(0.12)       $(1.15)
  2000 - Class B Shares       10.50        --         (1.03)          --        (0.12)        (1.15)
  2000 - Class C Shares       10.51        --         (1.03)          --        (0.12)        (1.15)
  2000 - Institutional
  Shares                      10.55      0.07         (1.04)       (0.06)       (0.12)        (1.15)
  2000 - Service Shares       10.55      0.04         (1.04)       (0.03)       (0.12)        (1.15)
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares       10.15      0.04          0.40        (0.04)          --          0.40
  1999 - Class B Shares       10.15      0.01          0.36        (0.02)          --          0.35
  1999 - Class C Shares       10.15      0.01          0.37        (0.02)          --          0.36
  1999 - Institutional
  Shares                      10.16      0.06          0.38        (0.05)          --          0.39
  1999 - Service Shares       10.16      0.02          0.40        (0.03)          --          0.39

 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced December 31,
  1998)                       10.00      0.01          0.14           --           --          0.15
  1999 - Class B Shares
  (commenced December 31,
  1998)                       10.00        --          0.15           --           --          0.15
  1999 - Class C Shares
  (commenced December 31,
  1998)                       10.00        --          0.15           --           --          0.15
  1999 - Institutional
  Shares (commenced Decem-
  ber 31, 1998)               10.00      0.01          0.15           --           --          0.16
  1999 - Service Shares
  (commenced December 31,
  1998)                       10.00      0.02          0.14           --           --          0.16

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

                                                                                    Ratios assuming no voluntary waiver
                                                                                      of fees or expense limitations
                                                             Ratio of             ---------------------------------------
                         Net assets       Ratio of        net investment                          Ratio of
Net asset                at end of    net expenses to       income to       Ratio of        net investment income     Portfolio
value, end     Total       period       average net        average net     expenses to            (loss) to           turnover
of period   return(b)(c) (in 000s)       assets(d)           assets(d) average net assets(d) average net assets(d)     rate(c)
  $9.40        (9.52)%    $77,288           1.04%             0.80%           1.17%                  0.67%             34.34%
   9.35        (9.88)      16,080           1.79              0.07            1.92                  (0.06)             34.34
   9.36        (9.87)       7,472           1.79              0.06            1.92                  (0.07)             34.34
   9.40        (9.33)     154,185           0.64              1.20            0.77                   1.07              34.34
   9.40        (9.56)          10           1.14              0.72            1.27                   0.59              34.34

  10.55         4.31       91,072           1.04              0.87            1.21                   0.70              36.10
  10.50         3.68       14,464           1.79              0.05            1.96                  (0.12)             36.10
  10.51         3.73        8,032           1.79              0.09            1.96                  (0.08)             36.10
  10.55         4.35      189,540           0.64              1.29            0.81                   1.12              36.10
  10.55         4.11           13           1.14              0.72            1.31                   0.55              36.10

  10.15         1.50        6,665           1.08              1.45            8.03                  (5.50)              0.00
  10.15         1.50          340           1.82              0.84            8.77                  (6.11)              0.00
  10.15         1.50          268           1.83              0.70            8.78                  (6.25)              0.00
  10.16         1.60       53,396           0.66              1.97            7.61                  (4.98)              0.00
  10.16         1.60            2           1.16              2.17            8.11                  (4.78)              0.00

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, (unaudited)
  2000 - Class A Shares      $10.87     $(0.03)      $ 1.34       $(0.04)    $(0.01)      $(0.26)       $ 1.00
  2000 - Class B Shares       10.81      (0.06)        1.32        (0.01)     (0.01)       (0.26)         0.98
  2000 - Class C Shares       10.82      (0.05)        1.31        (0.01)     (0.01)       (0.26)         0.98
  2000 - Institutional
  Shares                      11.00         --         1.36        (0.07)     (0.03)       (0.26)         1.00
  2000 - Service Shares       10.93      (0.01)        1.34        (0.06)     (0.03)       (0.26)         0.98

 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares        9.98       0.05         0.84           --         --           --          0.89
  1999 - Class B Shares        9.95       0.01         0.85           --         --           --          0.86
  1999 - Class C Shares        9.96       0.01         0.85           --         --           --          0.86
  1999 - Institutional
  Shares                      10.06       0.09         0.85           --         --           --          0.94
  1999 - Service Shares       10.02       0.01         0.90           --         --           --          0.91

 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares        9.22      (0.01)        0.79        (0.02)        --           --          0.76
  1999 - Class B Shares        9.21         --         0.74           --         --           --          0.74
  1999 - Class C Shares        9.22         --         0.74           --         --           --          0.74
  1999 - Institutional
  Shares                       9.24       0.05         0.80        (0.03)        --           --          0.82
  1999 - Service Shares        9.23         --         0.81        (0.02)        --           --          0.79
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced August 15,
  1997)                       10.00         --        (0.78)          --         --           --         (0.78)
  1998 - Class B Shares
  (commenced August 15,
  1997)                       10.00      (0.02)       (0.77)          --         --           --         (0.79)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       10.00      (0.02)       (0.76)          --         --           --         (0.78)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   10.00       0.02        (0.76)       (0.02)        --           --         (0.76)
  1998 - Service Shares
  (commenced August 15,
  1997)                       10.00       0.01        (0.78)          --         --           --         (0.77)

 ------------------------------------------------------------------------------
 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                              -----------------------------------
                            Net assets                         Ratio of                              Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets average net assets   rate
     $11.87       12.12%(c)  $148,815         1.66%(d)          (0.66)%(d)          1.73%(d)          (0.73)%(d)     42.62%(c)
      11.79       11.76(c)     11,816         2.16(d)           (1.15)(d)           2.23(d)           (1.22)(d)      42.62(c)
      11.80       11.74(c)      6,633         2.16(d)           (1.15)(d)           2.23(d)           (1.22)(d)      42.62(c)
      12.00       12.49(c)    330,687         1.01(d)              -- (d)           1.08(d)           (0.07)(d)      42.62(c)
      11.91       12.23(c)         27         1.51(d)           (0.52)(d)           1.58(d)           (0.59)(d)      42.62(c)

      10.87        8.92(c)    114,502         1.66(d)            0.78(d)            1.76(d)            0.68(d)       64.97(c)
      10.81       8.64(c)       9,171         2.16(d)            0.26(d)            2.26(d)            0.16(d)       64.97(c)
      10.82       8.63(c)       4,913         2.16(d)            0.23(d)            2.26(d)            0.13(d)       64.97(c)
      11.00       9.34(c)     271,212         1.01(d)            1.43(d)            1.11(d)            1.33(d)       64.97(c)
      10.93       9.08(c)           8         1.51(d)            0.07(d)            1.61(d)           (0.03)(d)      64.97(c)

       9.98        8.37       110,338         1.63              (0.11)              1.94              (0.42)        194.61
       9.95        8.03         7,401         2.08              (0.03)              2.39              (0.34)        194.61
       9.96        8.03         3,742         2.08              (0.04)              2.39              (0.35)        194.61
      10.06        9.20       280,731         1.01               0.84               1.32               0.53         194.61
      10.02        8.74            22         1.50               0.02               1.81              (0.29)        194.61

       9.22       (7.66)(c)     7,087         1.50(d)           (0.27)(d)           4.87(d)           (3.90)(d)      25.16(c)
       9.21       (7.90)(c)     2,721         2.00(d)           (0.72)(d)           5.12(d)           (3.84)(d)      25.16(c)
       9.22       (7.80)(c)     1,608         2.00(d)           (0.73)(d)           5.12(d)           (3.85)(d)      25.16(c)
       9.24       (7.45)(c)    17,719         1.00(d)            0.59 (d)           4.12(d)           (2.53)(d)      25.16(c)
       9.23       (7.70)(c)         1         1.50(d)            0.26 (d)           4.62(d)           (2.86)(d)      25.16(c)

--------------------------------------------------------------------------------

                      (This page intentionally left bank)

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                               OFFICERS
Ashok N. Bakhru, Chairman              Douglas C. Grip, President
David B. Ford                          Jesse H. Cole, Vice President
Douglas C. Grip                        James A. Fitzpatrick, Vice President
John P. McNulty                        Nancy L. Mucker, Vice President
Mary P. McPherson                      John M. Perlowski, Treasurer
Alan A. Shuch                          Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                  Michael J. Richman, Secretary
William H. Springer                    Howard B. Surloff, Assistant Secretary
Richard P. Strubel                     Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times the fund may be unable to sell certain of its portfolio securities without a substantial drop in price,if at all.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies.

CORE(SM) is a service mark of Goldman,Sachs & Co.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman,Sachs & Co. All rights reserved. Date of first use:
April 30, 2000/00-514                                         CORESAR/11.3K/4-00